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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                 REGISTRATION STATEMENT (NO. 2-56846) UNDER THE
                             SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 105
                                       AND


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 106


                              VANGUARD INDEX FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

           P.O. BOX 2600, VALLEY FORGE, PA 19482 (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                               HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


        IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON APRIL 27,
             2007 PURSUANT TO PARAGRAPH (B) OF RULE 485.






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

                                               [SHIP LOGO] The Vanguard Group(R)

VANGUARD(R) FUNDS

SUPPLEMENT TO THE PROSPECTUS


IMPORTANT INFORMATION ABOUT FUND FEES
Effective immediately, Vanguard has eliminated the following annual fees charged by Vanguard Funds:

o The $10 custodial fee on IRA accounts (including SEP-IRAs) with a balance of less than $5,000 in the fund account.
o The $10 custodial fee on Education Savings Accounts with a balance of less than $5,000 in the fund account.
o The $10 maintenance fee on index fund accounts with a balance of less than $10,000 in the fund account.
o The $10 low-balance fee on all nonretirement accounts with a balance of less than $2,500 in the fund account.

Vanguard has replaced these four fees with a single annual account service fee of $20. Vanguard will deduct this fee from each fund account that has a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement accounts. It will be assessed on accounts in all Vanguard funds, regardless of a fund's minimum investment amount.

The account service fee will be deducted from a fund account once in each calendar year and will be paid into the fund's assets. The fee will be assessed by redeeming fund shares in the amount of $20.

EXEMPTION FROM ACCOUNT SERVICE FEE

If you register on Vanguard.com(R) and elect electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee will not be charged for any balance below $10,000.

OTHER INSTANCES IN WHICH THE FEE DOES NOT APPLY

In addition, the account service fee does not apply to the following accounts:

o    Money market sweep accounts held through Vanguard Brokerage Services(R).
o    Accounts held through intermediaries.
o Accounts registered under your Taxpayer Identification Number (Social Security Number) that hold aggregate Vanguard mutual fund assets greater than $100,000 (including IRAs, employer-sponsored retirement plans, annuities, and non-IRA accounts).
o Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services department, which are subject to various fee structures; please consult your account registration paperwork for the rules that apply to your account).
o    Section 529 college savings plans.

Existing purchase fees and redemption fees charged by Vanguard funds are not changed.


(R)2007 The Vanguard Group, Inc. All rights reserved.               PSASF 042007
Vanguard Marketing Corporation, Distributor.

                                                            [Vanguard Ship Logo]

Vanguard(R) Funds

Supplement to the Prospectus

Vanguard Signal(TM) Shares are currently available only to institutional clients whose accounts are recordkept by Vanguard.

Vanguard may modify this policy at any time without prior notice to shareholders.

(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PSSGNLA  092006

--------------------------------------------------------------------------------

Vanguard/(R)/ 500 Index Fund



>  Prospectus





Investor Shares & Admiral(TM) Shares
April 27, 2007

--------------------------------------------------------------------------------




                                                            [Vanguard Ship Logo]
--------------------------------------------------------------------------------









This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


-------------------------------------------------------------------------------
An Introduction to Index Funds     1       Investing With Vanguard        18
-------------------------------------------------------------------------------
Fund Profile                       2          Purchasing Shares           18
-------------------------------------------------------------------------------
More on the Fund                   5          Converting Shares           21
-------------------------------------------------------------------------------
 The Fund and Vanguard            10          Redeeming Shares            22
-------------------------------------------------------------------------------
 Investment Advisor               10          Exchanging Shares           25
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    11          Frequent-Trading Limits     25
 Taxes
-------------------------------------------------------------------------------
 Share Price                      14          Other Rules You Should Know 27
-------------------------------------------------------------------------------
Financial Highlights              15          Fund and Account Updates    30
-------------------------------------------------------------------------------
                                              Contacting Vanguard         32
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms   34
-------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview


This prospectus offers the Fund's Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


A separate prospectus offers Signal(TM) Shares, which are generally for Vanguard's institutional clients who invest at least $1 million and meet other eligibility requirements.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds



What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Vanguard Index Funds
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.

On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

Fund Profile



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
1997            33.19
1998            28.62
1999            21.07
2000            -9.06
2001           -12.02
2002           -22.15
2003            28.50
2004            10.74
2005             4.77
2006            15.64
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.22% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006
                                                                         1 Year  5 Years  10 Years
--------------------------------------------------------------------------------------------------
Vanguard 500 Index Fund Investor Shares
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                      15.64%    6.07%     8.34%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      15.34     5.72      7.85
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              10.53     5.11      7.12
--------------------------------------------------------------------------------------------------
Vanguard 500 Index Fund Admiral Shares/1/
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                      15.75%    6.15%       --
--------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                     15.79%    6.19%     8.42%
--------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2006, the average annual total returns were 2.47% for the Admiral Shares and 2.51% for the S&P 500 Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)               Investor Shares          Admiral Shares
-----------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                None                     None
-----------------------------------------------------------------------------------------------
Purchase Fee                                            None/1/                  None/1/
-----------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends     None                     None
-----------------------------------------------------------------------------------------------
Redemption Fee                                          None                     None
-----------------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)    $2.50/quarter/2/         None
-----------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                          Investor                 Admiral
(Expenses deducted from the Fund's assets)              Shares                   Shares
-----------------------------------------------------------------------------------------------
Management Expenses                                     0.15%                    0.07%
-----------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                  None                     None
-----------------------------------------------------------------------------------------------
Other Expenses                                          0.03%                    0.02%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.18%                    0.09%
-----------------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from the future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $18       $58      $101        $230
----------------------------------------------------------
Admiral Shares           9        29        51         115
----------------------------------------------------------

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $119.2 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December.
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  August 31, 1976                  November 13, 2000
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   Shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          500                              500Adm
------------------------------------------------------------------------------------------------
Vanguard Fund Number            40                               540
------------------------------------------------------------------------------------------------
Cusip Number                    922908108                        922908710
------------------------------------------------------------------------------------------------
Ticker Symbol                   VFINX                            VFIAX
------------------------------------------------------------------------------------------------



More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is

[FLAG]
used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
              1 Year   5 Years   10 Years   20 Years
-----------------------------------------------------
Best           54.2%     28.6%      19.9%      17.8%
-----------------------------------------------------
Worst         -43.1     -12.4       -0.8        3.1
-----------------------------------------------------
Average        12.3      10.4       11.1       11.4
-----------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $58.8 billion.



[FLAG]
The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.


To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Account Maintenance and Custodial Fees
To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$2.50 per quarter--is deducted from the quarterly or annual dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes



Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Fund generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $114.92 per share. During the year, each Investor Share earned $2.11 from investment income (interest and dividends) and $15.70 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.14 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $130.59, reflecting earnings of $17.81 per share and distributions of $2.14 per share. This was an increase of $15.67 per share (from $114.92 at the beginning of the year to $130.59 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.64% for the year.

 As of December 31, 2006, the Investor Shares had approximately $72 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 1.74% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

500 Index Fund Investor Shares
                                                                                                  Year Ended December 31,
                                                              ------------------------------------------------------------
                                                                  2006        2005        2004        2003           2002
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $114.92     $111.64     $102.67      $81.15        $105.89
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            2.11        1.95        1.95(1)     1.44           1.32
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
Investments                                                     15.70        3.31        8.97       21.51         (24.70)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                17.81        5.26       10.92       22.95         (23.38)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (2.14)      (1.98)      (1.95)      (1.43)         (1.36)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (2.14)      (1.98)      (1.95)      (1.43)         (1.36)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $130.59     $114.92     $111.64     $102.67         $81.15
==========================================================================================================================
Total Return (2)                                                15.64%       4.77%      10.74%      28.50%       -22.15%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $72,013     $69,375     $84,167     $75,342        $56,224
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.18%       0.18%       0.18%       0.18%          0.18%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                       1.74%       1.75%       1.86%(1)    1.61%          1.43%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                    5%          6%          3%          1%             6%
==========================================================================================================================
1    Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2    Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3    Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemption of the Fund's capital shares.

500 Index Fund Admiral Shares
                                                                                                  Year Ended December 31,
                                                              ------------------------------------------------------------
                                                                  2006        2005        2004        2003           2002
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $114.92     $111.64     $102.68      $81.15        $105.89
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           2.222       2.052        2.03(1)    1.507          1.374
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
Investments                                                    15.700       3.310        8.97      21.510        (24.700)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               17.922       5.362       11.00      23.017        (23.326)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (2.252)     (2.082)      (2.04)     (1.487)        (1.414)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (2.252)     (2.082)      (2.04)     (1.487)        (1.414)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $130.59     $114.92     $111.64     $102.68         $81.15
==========================================================================================================================
Total Return                                                    15.75%       4.87%      10.82%      28.59%       -22.10%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $46,467     $38,028     $22,412     $18,098        $11,922
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.09%       0.09%       0.09%       0.12%          0.12%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                       1.83%       1.84%       1.96%(1)    1.67%          1.50%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    5%          6%          3%          1%             6%
==========================================================================================================================
1    Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2    Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.



Purchasing Shares


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.



To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



Account Minimums for Admiral Shares


To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip

(available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.



By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # --" For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.



Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

Other Purchase Rules You Should Know



Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Admiral Shares
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


Self-directed conversions. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Tenure conversions. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.



Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.



Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Admiral Shares, the Fund may automatically convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Redeeming Shares



How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.



Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.



Low-Balance Accounts
All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.



Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



Fund and Account Updates



Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard 500 Index Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard
Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)        For exchange transactions (subject to limitations)
 /800-662-6273          Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


                                    Investor Shares  Admiral Shares
---------------------------------------------------------------------
Vanguard 500 Index Fund             40               540
---------------------------------------------------------------------




































Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500 , S&P 500/(R)/ , and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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36

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

                                                     [Vanguard Ship Logo]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:



Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652



(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P040 042007

--------------------------------------------------------------------------------

Vanguard/(R)/ 500 Index Fund



>  Prospectus





Investor Shares for Participants
April 27, 2007


--------------------------------------------------------------------------------



                                                            [Vanguard Ship Logo]

--------------------------------------------------------------------------------











This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


-----------------------------------------------------------------------------------------
An Introduction to Index Funds        1       Financial Highlights                    13
-----------------------------------------------------------------------------------------
Fund Profile                          2       Investing With Vanguard                 16
-----------------------------------------------------------------------------------------
More on the Fund                      6       Accessing Fund Information by Computer  18
-----------------------------------------------------------------------------------------
 The Fund and Vanguard               10       Glossary of Investment Terms            19
-----------------------------------------------------------------------------------------
 Investment Advisor                  10
-----------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes 11
-----------------------------------------------------------------------------------------
 Share Price                         12
-----------------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Vanguard Index Funds
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.

On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

Fund Profile


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
1997            33.19
1998            28.62
1999            21.07
2000            -9.06
2001           -12.02
2002           -22.15
2003            28.50
2004            10.74
2005             4.77
2006            15.64
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.22% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year  5 Years  10 Years
---------------------------------------------------------------------------
Vanguard 500 Index Fund Investor Shares           15.64%    6.07%     8.34%
---------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees or expenses)      15.79     6.19      8.42
---------------------------------------------------------------------------

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.15%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.18%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$18           $58           $101          $230
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $119.2 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed in December.
-----------------------------------------------------------------------------------------------
Inception Date                  August 31, 1976
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          500
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            40
-----------------------------------------------------------------------------------------------
Cusip Number                    922908108
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VFINX
-----------------------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
              1 Year   5 Years   10 Years   20 Years
-----------------------------------------------------
Best           54.2%     28.6%      19.9%      17.8%
-----------------------------------------------------
Worst         -43.1     -12.4       -0.8        3.1
-----------------------------------------------------
Average        12.3      10.4       11.1       11.4
-----------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $58.8 billion.



[FLAG]
The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.


The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.


Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.


To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate
 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes



Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and
(2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Investor Shares began fiscal year 2006 with a net asset value (price) of $114.92 per share. During the year, each Investor Share earned $2.11 from investment income (interest and dividends) and $15.70 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.14 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $130.59, reflecting earnings of $17.81 per share and distributions of $2.14 per share. This was an increase of $15.67 per share (from $114.92 at the beginning of the year to $130.59 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.64% for the year.

 As of December 31, 2006, the Investor Shares had approximately $72 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 1.74% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

500 Index Fund Investor Shares
                                                                                                  Year Ended December 31,
                                                              ------------------------------------------------------------
                                                                  2006        2005        2004        2003           2002
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $114.92     $111.64     $102.67      $81.15        $105.89
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            2.11        1.95        1.95(1)     1.44           1.32
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
Investments                                                     15.70        3.31        8.97       21.51         (24.70)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                17.81        5.26       10.92       22.95         (23.38)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (2.14)      (1.98)      (1.95)      (1.43)         (1.36)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (2.14)      (1.98)      (1.95)      (1.43)         (1.36)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $130.59     $114.92     $111.64     $102.67         $81.15
==========================================================================================================================
Total Return                                                    15.64%       4.77%      10.74%      28.50%       -22.15%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $72,013     $69,375     $84,167     $75,342        $56,224
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.18%       0.18%       0.18%       0.18%          0.18%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                       1.74%       1.75%       1.86%(1)    1.61%          1.43%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    5%          6%          3%          1%             6%
==========================================================================================================================
1    Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2    Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemption of the Fund's capital shares.

Investing With Vanguard

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500, S&P 500/(R)/, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [Vanguard Ship Logo]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652





(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I040 042007

--------------------------------------------------------------------------------

Vanguard/(R)/ 500 Index Fund



>  Prospectus





Admiral(TM) Shares for Participants
April 27, 2007


--------------------------------------------------------------------------------



                                                            [Vanguard Ship Logo]

--------------------------------------------------------------------------------












This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


----------------------------------------------------------------------------------------------
An Introduction to Index Funds             1       Financial Highlights                    14
----------------------------------------------------------------------------------------------
Fund Profile                               2       Investing With Vanguard                 16
----------------------------------------------------------------------------------------------
More on the Fund                           6       Accessing Fund Information by Computer  18
----------------------------------------------------------------------------------------------
 The Fund and Vanguard                    10       Glossary of Investment Terms            19
----------------------------------------------------------------------------------------------
 Investment Advisor                       11
----------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes      12
----------------------------------------------------------------------------------------------
 Share Price                              12
----------------------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Vanguard Index Funds
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.

On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

Fund Profile


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns - Admiral Shares
-----------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2001            -11.90
2002            -22.10
2003             28.59
2004             10.82
2005              4.87
2006             15.75
-----------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.40% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.20% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                             Since
                                                     1 Year          5 Years             Inception/1/
--------------------------------------------------------------------------------------------------
Vanguard 500 Index Fund Admiral Shares               15.75%            6.15%                 2.47%
--------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees or expenses)         15.79             6.19                  2.51
--------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through  December 31, 2006.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.09%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$9            $29           $51           $115
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $119.2 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
                                Admiral Shares
----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--August 31, 1976
                                Admiral Shares--November 13, 2000
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          500Adml
----------------------------------------------------------------------------------------------
Vanguard Fund Number            540
----------------------------------------------------------------------------------------------
Cusip Number                    922908710
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFIAX
----------------------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
              1 Year   5 Years   10 Years   20 Years
-----------------------------------------------------
Best           54.2%     28.6%      19.9%      17.8%
-----------------------------------------------------
Worst         -43.1     -12.4       -0.8        3.1
-----------------------------------------------------
Average        12.3      10.4       11.1       11.4
-----------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $58.8 billion.


[FLAG]
The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

Dividends, Capital Gains, and Taxes


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Admiral Shares began fiscal year 2006 with a net asset value (price) of $114.92 per share. During the year, each Admiral Share earned $2.222 from investment income (interest and dividends) and $15.700 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.252 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $130.59, reflecting earnings of $17.992 per share and distributions of $2.252 per share. This was an increase of $15.67 per share (from $114.92 at the beginning of the year to $130.59 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.75% for the year.

 As of December 31, 2006, the Admiral Shares had approximately $46.5 billion in net assets. For the year, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 1.83% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

500 Index Fund Admiral Shares
                                                                                                  Year Ended December 31,
                                                              ------------------------------------------------------------
                                                                  2006        2005        2004        2003           2002
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $114.92     $111.64     $102.68      $81.15        $105.89
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           2.222       2.052        2.03(1)    1.507          1.374
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
Investments                                                    15.700       3.310        8.97      21.510        (24.700)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               17.922       5.362       11.00      23.017        (23.326)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (2.252)     (2.082)      (2.04)     (1.487)        (1.414)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (2.252)     (2.082)      (2.04)     (1.487)        (1.414)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $130.59     $114.92     $111.64     $102.68         $81.15
==========================================================================================================================
Total Return                                                    15.75%       4.87%      10.82%      28.59%       -22.10%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $46,467     $38,028     $22,412     $18,098        $11,922
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.09%       0.09%       0.09%       0.12%          0.12%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                       1.83%       1.84%       1.96%(1)    1.67%          1.50%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(2)                                                    5%          6%          3%          1%             6%
==========================================================================================================================
1    Net investment income per share and the ratio of net investment income to average net assets include $0.32 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2    Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

Investing With Vanguard

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500, S&P 500/(R)/, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900
CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652



(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I540 042007


--------------------------------------------------------------------------------

Vanguard/(R)/ 500 Index Fund



>  Prospectus




Signal(TM) Shares
April 27, 2007

--------------------------------------------------------------------------------




                                                            [Vanguard Ship Logo]
--------------------------------------------------------------------------------









This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents

-------------------------------------------------------------------------------
An Introduction to Index Funds     1       Investing With Vanguard         17
-------------------------------------------------------------------------------
Fund Profile                       2          Purchasing Shares            17
-------------------------------------------------------------------------------
More on the Fund                   6          Converting Shares            20
-------------------------------------------------------------------------------
 The Fund and Vanguard            10          Redeeming Shares             21
-------------------------------------------------------------------------------
 Investment Advisor               10          Exchanging Shares            23
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    11          Frequent-Trading Limits      24
 Taxes
-------------------------------------------------------------------------------
 Share Price                      14          Other Rules You Should Know  26
-------------------------------------------------------------------------------
 Financial Highlights             15          Fund and Account Updates     29
-------------------------------------------------------------------------------
                                              Contacting Vanguard          31
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    33
-------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
The fund offers three separate classes of shares: Investor Shares, Admiral(TM) Shares, and Signal Shares. This prospectus offers the Fund's Signal Shares, which are generally for investors who invest a minimum of $1 million.

A separate prospectus offers Investor Shares and Admiral Shares. The Fund's separate share classes have different expenses; as a result, their investment performance will differ.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Vanguard Index Funds

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.


On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

Fund Profile


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard 500 Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns - Admiral Shares
-----------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2001            -11.90
2002            -22.10
2003             28.59
2004             10.82
2005              4.87
2006             15.75
-----------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.40% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.20% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                      Since
                                                                      1 Year      5 Years         Inception/1/
------------------------------------------------------------------------------------------------------------
Vanguard 500 Index Fund Admiral Shares
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   15.75%        6.15%             2.47%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                   15.43         5.79              2.08
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares           10.62         5.17              1.94
------------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                  15.79%        6.19%             2.51%
------------------------------------------------------------------------------------------------------------
1    Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.09%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$9            $29           $51           $115
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $119.2 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
                                Signal Shares
----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--August 31, 1976
                                Signal Shares--September 29, 2006
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
----------------------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor Shares if you
                                are no longer eligible for Signal Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          500Sgl
----------------------------------------------------------------------------------------------
Vanguard Fund Number            1340
----------------------------------------------------------------------------------------------
Cusip Number                    922908496
----------------------------------------------------------------------------------------------
Ticker Symbol                   VIFSX
----------------------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926-2006)
              1 Year   5 Years   10 Years   20 Years
-----------------------------------------------------
Best           54.2%     28.6%      19.9%      17.8%
-----------------------------------------------------
Worst         -43.1     -12.4       -0.8        3.1
-----------------------------------------------------
Average        12.3      10.4       11.1       11.4
-----------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $58.8 billion.


[FLAG]
The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Fund generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares financial performance for the period shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Signal Shares began fiscal period ending December 31, 2006, with a net asset value (price) of $101.61 per share. During the period, each Signal Share earned $0.502 from investment income (interest and dividends) and $6.287 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.539 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $107.86, reflecting earnings of $6.789 per share and distributions of $0.539 per share. This was an increase of $6.25 per share (from $101.61 at the beginning of the period to $107.86 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.68% for the period.

 As of December 31, 2006, the Signal Shares had approximately $713 million in net assets. For the period, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 1.83% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

500 Index Fund Signal Shares
                                                                   Sept. 29(1) to
                                                                        Dec. 31,
                                                                            2006
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $101.61
------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------
Net Investment Income                                                      .502
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    6.287
------------------------------------------------------------------------------------
Total from Investment Operations                                          6.789
------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.539)
------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
------------------------------------------------------------------------------------
Total Distributions                                                       (.539)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $107.86
====================================================================================
Total Return                                                               6.68%
====================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $713
------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.09%(3)
------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       1.83%(3)
------------------------------------------------------------------------------------
Turnover Rate(2)                                                              5%
====================================================================================
1 Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
3 Annualized.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.

Purchasing Shares



Account Minimums for Signal Shares


To open and maintain an account. $1 million for new investors. Investment minimums may differ for certain categories of investors. Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account. Institutional clients should contact Vanguard for information on special rules that may apply to them.

.. Institutional clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries; defined benefit and contribution plan clients; endowments; and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares if the total amount aggregated among all accounts held by the client and invested in a single Signal Shares fund is at least $1 million.


.. Institutional intermediary clients. Institutional clients that are financial intermediaries generally may hold Signal Shares only if the total amount invested across all accounts held by the intermediary in the Fund is at least $5 million. Signal Shares generally are not available to financial intermediaries that serve as retail fund supermarkets.


.. Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Total assets held by the client at Vanguard and average participant account balances must also meet or exceed certain eligibility minimums for Signal Shares.

Please contact your Vanguard representative to determine whether your accounts qualify.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--1340. See Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt.

For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Signal Shares
You may convert Investor Shares into Signal Shares at any time if you meet the eligibility requirements for Signal Shares. Vanguard will not automatically convert accounts holding Investor Shares that qualify for conversion into Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Conversions From Admiral Shares Into Signal Shares
The Fund may convert an eligible investor's Admiral Shares into Signal Shares. The Fund will notify the investor in writing before any automatic conversion into Signal Shares. You may instruct the Fund if you do not wish to convert into Signal Shares. In such cases, your Admiral Shares will be converted into Investor Shares.

Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Signal Shares, the Fund may automatically convert the investor's Signal Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Vanguard reserves the right, without prior notice, to change conversion policies.



Redeeming Shares



How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.

Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.


The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.



Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms
You may purchase or sell Signal Shares through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine whether Signal Shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts
The Fund reserves the right to convert an investor's Signal Shares into Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.



Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates



Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard 500 Index Fund twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R) /      For exchange transactions (subject to limitations)
 800-662-6273           Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Signal Service Centers  For information regarding Signal Shares
                        For institutional intermediary clients: 800-997-2798
                        For institutional clients whose accounts
                        are not
                         recordkept
                        at Vanguard: 888-809-8102
                        For institutional clients whose accounts
                         are
                         recordkept at
                        Vanguard: 800-523-1188
                        For most Signal
                         Share
                        transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        :
                        Monday-Friday
                        , 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Number
Please use the specific fund number when contacting us:


                                             Signal Shares
------------------------------------------------------------
Vanguard 500 Index Fund                      1340
------------------------------------------------------------




































Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard ETF, Vanguard Small Business Online and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's/(R)/, S&P 500/(R)/, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                                              35

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36

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


                                                            [Vanguard Ship Logo]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652



(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P1340 042007

--------------------------------------------------------------------------------

Vanguard/(R)/ 500 Index Fund



>  Prospectus





Signal(TM) Shares for Participants
April 27, 2007


--------------------------------------------------------------------------------



                                                            [Vanguard Ship Logo]

--------------------------------------------------------------------------------













This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents

---------------------------------------------------------------------------------------------
An Introduction to Index Funds             1       Financial Highlights                    14
---------------------------------------------------------------------------------------------
Fund Profile                               2       Investing With Vanguard                 16
---------------------------------------------------------------------------------------------
More on the Fund                           6       Accessing Fund Information by Computer  18
---------------------------------------------------------------------------------------------
 The Fund and Vanguard                    10       Glossary of Investment Terms            19
---------------------------------------------------------------------------------------------
 Investment Advisor                       11
---------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes      12
---------------------------------------------------------------------------------------------
 Share Price                              12
---------------------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


This prospectus offers the Fund's Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.



Vanguard Index Funds
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard 500 Index Fund. For its benchmark, the Fund uses the Standard & Poor's 500 Index.

On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

Fund Profile


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral(TM) Shares of Vanguard 500 Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns - Admiral Shares
-----------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2001            -11.90
2002            -22.10
2003             28.59
2004             10.82
2005              4.87
2006             15.75
-----------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 15.40% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.20% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                             Since
                                                       1 Year          5 Years           Inception/1/
-----------------------------------------------------------------------------------------------------
Vanguard 500 Index Fund Admiral Shares                 15.75%            6.15%                  2.47%
-----------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees or expenses)           15.79             6.19                   2.51
-----------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.09%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$9            $29           $51           $115
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $119.2 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
----------------------------------------------------------------------------------------------
                                Signal Shares
----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--August 31, 1976
                                Signal Shares--September 29, 2006
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          500Sgl
----------------------------------------------------------------------------------------------
Vanguard Fund Number            1340
----------------------------------------------------------------------------------------------
Cusip Number                    922908496
----------------------------------------------------------------------------------------------
Ticker Symbol                   VIFSX
----------------------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
              1 Year   5 Years   10 Years   20 Years
-----------------------------------------------------
Best           54.2%     28.6%      19.9%      17.8%
-----------------------------------------------------
Worst         -43.1     -12.4       -0.8        3.1
-----------------------------------------------------
Average        12.3      10.4       11.1       11.4
-----------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.


Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $58.8 billion.


[FLAG]
The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-cap stocks) as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed stock index portfolios, including the Fund, since 1991.
 Education: B.S., University of Vermont; M.B.A., Villanova University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

Dividends, Capital Gains, and Taxes


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares' financial performance for the period shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Signal Shares began fiscal period ending December 31, 2006, with a net asset value (price) of $101.61 per share. During the period, each Signal Share earned $0.502 from investment income (interest and dividends) and $6.287 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.539 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $107.86, reflecting earnings of $6.789 per share and distributions of $0.539 per share. This was an increase of $6.25 per share (from $101.61 at the beginning of the period to $107.86 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.68% for the period.

 As of December 31, 2006, the Signal Shares had approximately $713 million in net assets. For the period, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 1.83% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

500 Index Fund Signal Shares
                                                                   Sept. 29(1) to
                                                                        Dec. 31,
                                                                            2006
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $101.61
------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------
Net Investment Income                                                      .502
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    6.287
------------------------------------------------------------------------------------
Total from Investment Operations                                          6.789
------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.539)
------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
------------------------------------------------------------------------------------
Total Distributions                                                       (.539)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $107.86
====================================================================================
Total Return                                                               6.68%
====================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $713
------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.09%(3)
------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       1.83%(3)
------------------------------------------------------------------------------------
Turnover Rate(2)                                                              5%
====================================================================================
1 Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
3 Annualized.

Investing With Vanguard

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500/(R)/, S&P 500/(R)/, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [Vanguard Ship Logo]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard 500 Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652




(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I1340 042007

VANGUARD/(R)/ U.S. STOCK INDEX
SMALL-CAPITALIZATION FUNDS


>  PROSPECTUS


INVESTOR SHARES & ADMIRAL(TM) SHARES

April 27, 2007


                                                           [SHIP] VANGUARD/(R)/


VANGUARD SMALL-CAP INDEX FUND

VANGUARD SMALL-CAP VALUE INDEX FUND

VANGUARD SMALL-CAP GROWTH INDEX FUND


                                                    [INDEXED TO MSCI/(R)/ LOGO]







This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

-------------------------------------------------------------------------------
An Introduction to Index Funds     1       Investing With Vanguard        30
-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Purchasing Shares              30
-------------------------------------------------------------------------------
 Small-Cap Index Fund              2       Converting Shares              33
-------------------------------------------------------------------------------
 Small-Cap Value Index Fund        6       Redeeming Shares               34
-------------------------------------------------------------------------------
 Small-Cap Growth Index Fund      10       Exchanging Shares              37
-------------------------------------------------------------------------------
More on the Funds                 14       Frequent-Trading Limits        37
-------------------------------------------------------------------------------
 The Funds and Vanguard           19       Other Rules You Should Know    39
-------------------------------------------------------------------------------
 Investment Advisor               20       Fund and Account Updates       42
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and             Contacting Vanguard            44
 Taxes                            21
-------------------------------------------------------------------------------
 Share Price                      23       ETF Shares                     46
-------------------------------------------------------------------------------
Financial Highlights              24       Glossary of Investment Terms   51
-------------------------------------------------------------------------------






WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW
This prospectus offers Investor Shares for all three of the Funds as well as Admiral Shares for the Small-Cap Index Fund. Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


A separate prospectus offers Signal(TM) Shares for the Small-Cap Index Fund, which are generally for Vanguard's institutional clients who invest at least $1 million and meet other eligibility requirements. Another prospectus offers the Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. In addition, each Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 46 to 50 of this prospectus.


The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:



.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about three Vanguard U.S. Stock Index Funds. Each Fund uses indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                  Seeks to Track
---------------------------------------------------------------
Vanguard Small-Cap Index Fund         Small-cap stocks
---------------------------------------------------------------
Vanguard Small-Cap Value Index Fund   Small-cap value stocks
---------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund  Small-cap growth stocks
---------------------------------------------------------------



On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--VANGUARD SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

          1997         24.59
          1998         -2.61
          1999         23.13
          2000         -2.67
          2001          3.10
          2002        -20.02
          2003         45.63
          2004         19.90
          2005          7.36
          2006         15.64


------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.37% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                 1 Year          5 Years           10 Years
-----------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                              15.64%           11.63%             10.02%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               15.37            11.34               8.78
-----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       10.34            10.03               8.15
-----------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND ADMIRAL SHARES/1/
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                              15.77%           11.75%                 --
-----------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index                                               18.37%           11.39%              9.44%
-----------------------------------------------------------------------------------------------------------
Spliced Small Cap Index/2/                                        15.77            11.55               9.52
-----------------------------------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                                      15.77               --                 --
-----------------------------------------------------------------------------------------------------------

1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2006, the average annual total returns were 10.35% for the Admiral Shares; 9.93% for the Russell 2000 Index; and 10.07% for the Spliced
 Small Cap Index.

2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.



SHAREHOLDER FEES
(Fees paid directly from your investment)              Investor Shares           Admiral Shares
------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases               None                      None
------------------------------------------------------------------------------------------------
PURCHASE FEE                                           None/1/                   None/1/
------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends    None                      None
------------------------------------------------------------------------------------------------
Redemption Fee                                         None                      None
------------------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)   $10/year/2/               None
------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)             Investor Shares           Admiral Shares
------------------------------------------------------------------------------------------------
Management Expenses                                    0.20%                     0.10%
------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                 None                      None
------------------------------------------------------------------------------------------------
Other Expenses                                         0.03%                     0.03%
------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   0.23%                     0.13%
------------------------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares         24        74       130         293
----------------------------------------------------------
Admiral Shares          13        42        73         166
----------------------------------------------------------





These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


ADDITIONAL INFORMATION
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $13.8 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1989
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  October 3, 1960                  November 13, 2000
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmCap                            SmCapAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            48                               548
------------------------------------------------------------------------------------------------
Cusip Number                    922908702                        922908686
------------------------------------------------------------------------------------------------
Ticker Symbol                   NAESX                            VSMAX
------------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                1999        3.35
                2000       21.88
                2001       13.70
                2002      -14.20
                2003       37.19
                2004       23.55
                2005        6.07
                2006       19.24

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 21.37% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.50% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                                    Since
                                                                1 Year          5 Years      Inception/1/
---------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
Return Before Taxes                                             19.24%           12.96%            10.19%
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              18.78            12.35              8.89
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      12.79            11.02              8.10
---------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Value Index/2/                       19.57%           14.00%            10.44%
---------------------------------------------------------------------------------------------------------
Spliced Small Cap Value Index/3/                                 19.44            12.73              9.72
---------------------------------------------------------------------------------------------------------
MSCI US Small Cap Value Index                                    19.44               --                --
---------------------------------------------------------------------------------------------------------

1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2006.

2 Reflects performance of the S&P SmallCap 600/Barra Value Index through June
 30, 2006, and performance of the S&P SmallCap 600/Citigroup Value Index thereafter. Effective June 30, 2006, the S&P SmallCap 600/Barra Value Index was discontinued.

3 Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16,
 2003, and performance of the MSCI US Small Cap Value Index thereafter.

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.




Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)              $10/year/2/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               0.19%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.23%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$24           $74           $130          $293
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


ADDITIONAL INFORMATION
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $5.1 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Inception Date                  May 21, 1998
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmVal
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            860
-----------------------------------------------------------------------------------------------
Cusip Number                    922908793
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VISVX
-----------------------------------------------------------------------------------------------


FUND PROFILE--VANGUARD SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
 BAR CHART
 RANGE -40% to 60%

            1999         19.80
            2000          1.59
            2001         -0.78
            2002        -15.41
            2003         42.88
            2004         16.06
            2005          8.64
            2006         11.94

------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.50% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                             Since
                                                                1 Year       5 Years  Inception/1/
--------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------
Return Before Taxes                                             11.94%        11.27%         8.14%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              11.89         11.22          7.88
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       7.82          9.83          7.01
--------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Growth Index/2/                      10.54%        11.94%         8.28%
--------------------------------------------------------------------------------------------------
Spliced Small Cap Growth Index/3/                                12.02         11.18          7.86
--------------------------------------------------------------------------------------------------
MSCI US Small Cap Growth Index                                   12.02            --            --
--------------------------------------------------------------------------------------------------

1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2006.

2 Reflects performance of the S&P SmallCap 600/Barra Growth Index through June
 30, 2006, and performance of the S&P SmallCap 600/Citigroup Growth Index thereafter. Effective June 30, 2006, the S&P Small Cap 600/Barra Growth Index was discontinued.

3 Reflects performance of the S&P SmallCap 600/Barra Growth Index through May
 16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.




SHAREHOLDER FEES
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                             None
--------------------------------------------------------------------------------
Purchase Fee                                                         None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                  None
--------------------------------------------------------------------------------
Redemption Fee                                                       None
--------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)                 $10/year/2/
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                  0.19%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                       0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.23%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$24           $74           $130          $293
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


ADDITIONAL INFORMATION
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $3 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Inception Date                  May 21, 1998
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmGth
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            861
-----------------------------------------------------------------------------------------------
Cusip Number                    922908827
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VISGX
-----------------------------------------------------------------------------------------------


MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


MARKET EXPOSURE

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS
(1926-2006)
                         1 Year     5 Years     10 Years    20 Years
---------------------------------------------------------------------
Best                      54.2%       28.6%        19.9%        17.8%
---------------------------------------------------------------------
Worst                     -43.1       -12.4         -0.8          3.1
---------------------------------------------------------------------
Average                    12.3        10.4         11.1         11.4
---------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.


Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was $1.7 billion.


[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



--------------------------------------------------------------------------------

 Plain Talk About Growth Funds and Value Funds
 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

--------------------------------------------------------------------------------

SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


OTHER INVESTMENT POLICIES AND RISKS
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


CASH MANAGEMENT
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



ACCOUNT MAINTENANCE AND CUSTODIAL FEES
To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$10 per year--is deducted from the annual dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See the Fund Profiles and Investing With Vanguard for more information about fees.


FREQUENT TRADING OR MARKET-TIMING

BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


-------------------------------------------------------------------------------

 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------



TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

-------------------------------------------------------------------------------

 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

-------------------------------------------------------------------------------



THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------

 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $513 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund represented an effective annual rate of less than 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------

 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

 Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Small-Cap Growth Index Fund since 2004. Education:
 B.S., Villanova University.

--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------

 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.

--------------------------------------------------------------------------------



BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

-------------------------------------------------------------------------------

 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

-------------------------------------------------------------------------------



GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Small-Cap Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $28.52 per share. During the year, each Investor Share earned $.357 from investment income (interest and dividends) and $4.101 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $.358 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $32.62, reflecting earnings of $4.458 per share and distributions of $.358 per share. This was an increase of $4.10 per share (from $28.52 at the beginning of the year to $32.62 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.64% for the year.

 As of December 31, 2006, the Investor Shares had approximately $6.8 billion in net assets. For the year, the expense ratio was 0.23% ($2.30 per $1,000 of net assets), and the net investment income amounted to 1.18% of average net assets. The Fund sold and replaced securities valued at 13% of its net assets.

--------------------------------------------------------------------------------


SMALL-CAP INDEX FUND INVESTOR SHARES
                                                                                                            Year Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                            2006            2005             2004             2003             2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $28.52          $26.83           $22.60           $15.66           $19.82
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                       .357             .29             .267             .200             .192
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     4.101            1.69            4.228            6.944          (4.160)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           4.458            1.98            4.495            7.144          (3.968)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.358)           (.29)           (.265)           (.204)           (.192)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                     --              --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.358)           (.29)           (.265)           (.204)           (.192)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $32.62          $28.52           $26.83           $22.60           $15.66
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                           15.64%           7.36%           19.90%           45.63%          -20.02%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $6,808          $5,902           $6,247           $4,871           $2,943
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets              0.23%           0.23%            0.23%            0.27%            0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       1.18%           1.08%            1.13%            1.17%            1.11%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                             13%             18%              19%           39%/3/              32%
-----------------------------------------------------------------------------------------------------------------------------------

1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
Creation Units.

3 Includes activity related to a change in the Fund's target index.

SMALL-CAP INDEX FUND ADMIRAL SHARES
                                                                                                          Year Ended December 31,
                                                       ----------------------------------------------------------------------------
                                                            2006            2005            2004             2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $28.53          $26.83          $22.60           $15.66            $19.82
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                       .395            .325            .294             .220              .207
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     4.101           1.690           4.228            6.944           (4.160)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           4.496           2.015           4.522            7.164           (3.953)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                      (.386)          (.315)          (.292)           (.224)            (.207)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                     --              --              --               --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.386)          (.315)          (.292)           (.224)            (.207)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $32.64          $28.53          $26.83           $22.60            $15.66
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                              15.77%           7.49%          20.02%           45.76%           -19.95%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $3.078          $2,382          $1,451           $1,056              $591
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets              0.13%           0.13%           0.13%            0.18%             0.18%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       1.28%           1.18%           1.25%            1.26%             1.22%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                             13%             18%             19%           39%/2/               32%
-----------------------------------------------------------------------------------------------------------------------------------

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
Creation Units.

2 Includes activity related to a change in the Fund's target index.


SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
                                                                                                            Year Ended December 31,
                                                       ----------------------------------------------------------------------------
                                                              2006           2005          2004            2003                2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $14.56         $13.97        $11.49           $8.52              $10.29
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         .311           .263          .227            .192                .090
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments       2.488           .589         2.478           2.976             (1.494)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             2.799           .852         2.705           3.168             (1.404)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.309)         (.262)        (.225)          (.198)              (.090)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --             --            --              --              (.276)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.309)         (.262)        (.225)          (.198)              (.366)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $17.05         $14.56        $13.97          $11.49              $ 8.52
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                             19.24%          6.07%        23.55%          37.19%             -14.20%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $4,314         $3,446        $2,947          $1,730              $1,176
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                0.23%          0.23%         0.23%           0.27%               0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets         2.06%          1.96%         2.15%           2.07%               0.93%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                               25%            28%           30%         100%/3/                 57%
-----------------------------------------------------------------------------------------------------------------------------------

1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002, or the $10 annual account maintenance fee applied on balances under $10,000.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
Creation Units.

3 Includes activity related to a change in the Fund's target index.



SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
                                                                                                          Year Ended December 31,
                                                               --------------------------------------------------------------------
                                                                 2006             2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $16.43           $15.16         $13.08          $9.17         $10.87
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            .051              .04            .02           .021           .027
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments          1.911             1.27           2.08          3.911        (1.702)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.962             1.31           2.10          3.932        (1.675)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.052)            (.04)          (.02)         (.022)         (.025)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --               --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.052)            (.04)          (.02)          (.022)        (.025)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $18.34           $16.43         $15.16         $13.08          $9.17
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                                11.94%            8.64%         16.06%         42.88%        -15.41%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $2,208           $1,726         $1,435           $907           $388
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                   0.23%            0.23%          0.23%          0.27%          0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets            0.30%            0.27%          0.13%          0.21%          0.24%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                                  40%              39%            41%         91%/3/            61%
-----------------------------------------------------------------------------------------------------------------------------------

1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002, or the $10 annual account maintenance fee applied on balances under $10,000.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
Creation Units.

3 Includes activity related to a change in the Fund's target index.


INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


PURCHASING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT.  $3,000.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


HOW TO PURCHASE SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


BY MAIL. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


HOW TO MAKE A PURCHASE REQUEST

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for Funds and share classes in this prospectus), see Contacting Vanguard.


TRADE DATES
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m.,

Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


OTHER PURCHASE RULES YOU SHOULD KNOW

Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.



CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


PURCHASE REQUESTS. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.


NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com.

Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


CONVERSIONS INTO INSTITUTIONAL SHARES
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Automatic conversions do not apply to accounts that qualify for Institutional Shares.


MANDATORY CONVERSIONS INTO ANOTHER SHARE CLASS
If an investor no longer meets the requirements for Institutional Shares, Signal Shares, or Admiral Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.

HOW TO RECEIVE REDEMPTION PROCEEDS

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


BY CHECK. Vanguard will normally mail you a redemption check within two business days of your trade date.


TRADE DATES
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


OTHER REDEMPTION RULES YOU SHOULD KNOW

DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


SHARE CERTIFICATES. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


SUBJECT TO REVISION. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Small-Capitalization Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD

Web
---------------------------------------------------------------------------------------------------------------------------
Vanguard.com                                     For the most complete source of Vanguard news
24 hours a day, 7 days a week                    For fund, account, and service information  For most account transactions
                                                 For literature requests
---------------------------------------------------------------------------------------------------------------------------
Phone
---------------------------------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/ 800-662-6273          For automated fund and account information
(ON-BOARD)                                       For exchange transactions (subject to limitations)
                                                 Toll-free, 24 hours a day, 7 days a week
---------------------------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)         For fund and service information
(Text telephone for the hearing impaired         For literature requests
at 800-952-3335)                                 Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                                 Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
---------------------------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)              For account information
(Text telephone for the hearing impaired         For most account transactions
at 800-749-7273)                                 Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                                 Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
---------------------------------------------------------------------------------------------------------------------------
Admiral Service Center                           For Admiral account information
888-237-9949                                     For most Admiral transactions
                                                 Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                                 Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
---------------------------------------------------------------------------------------------------------------------------
Institutional Division                           For information and services for large institutional investors
888-809-8102                                     Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                                 Eastern time
---------------------------------------------------------------------------------------------------------------------------
Intermediary Sales Support                       For information and services for financial intermediaries
800-997-2798                                     including broker-dealers, trust institutions, insurance
                                                 companies, and financial advisors
                                                 Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                                 Eastern time
---------------------------------------------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110 Valley Forge, PA 19482-1110
----------------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900 Valley Forge, PA 19482-2900
----------------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------------


FUND NUMBERS

Please use the specific fund number when contacting us:


                                        Investor Shares  Admiral Shares
Vanguard Small-Cap Index Fund           48               548
-----------------------------------------------------------------------
Vanguard Small-Cap Value Index Fund     860              --
-----------------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund    861              --
-----------------------------------------------------------------------



































Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

ETF SHARES

In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Investor Shares or Admiral Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund currently offers an ETF Share class:


Fund                              ETF Shares                     AMEX Trading
-------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund     Vanguard                       VB
                                  Small-Cap ETF
-------------------------------------------------------------------------------
Vanguard Small-Cap Value Index    Vanguard                       VBR
Fund                              Small-Cap Value ETF
-------------------------------------------------------------------------------
Vanguard Small-Cap Growth Index   Vanguard                       VBK
Fund                              Small-Cap Growth ETF
-------------------------------------------------------------------------------




Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Investor Shares and Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


DIFFERENCES BETWEEN ETF SHARES AND CONVENTIONAL MUTUAL FUND SHARES
Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

BUYING AND SELLING ETF SHARES
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 ETF Shares, known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.


RISKS
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:


ETF Shares                Expense Ratio
---------------------------------------
Small-Cap ETF                     0.10%
---------------------------------------
Small-Cap Value ETF                0.12
---------------------------------------
Small-Cap Growth ETF               0.12
---------------------------------------



ACCOUNT SERVICES
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


CONVERSION PRIVILEGE
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.


MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VALUE FUND. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                    [SHIP] VANGUARD/(R)/
                                                    P.O. Box 2600
                                                    Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


FOR MORE INFORMATION
If  you  would  like  more   information   about   Vanguard  U.S.   Stock  Index
Small-Capitalization Funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual report and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P048 042007

VANGUARD/(R)/ U.S. STOCK INDEX
SMALL-CAPITALIZATION FUNDS




>  PROSPECTUS





INVESTOR SHARES FOR PARTICIPANTS
April 27, 2007


                                                           [SHIP] VANGUARD/(R)/



                                                    [INDEXED TO MSCI/(R)/ LOGO]



Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund



This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


-----------------------------------------------------------------------------------------------
An Introduction to Index Funds             1       Financial Highlights                    19
-----------------------------------------------------------------------------------------------
Vanguard Fund Profiles                     2       Investing With Vanguard                 24
-----------------------------------------------------------------------------------------------
 Small-Cap Index Fund                      2       Accessing Fund Information by Computer  26
-----------------------------------------------------------------------------------------------
 Small-Cap Value Index Fund                5       Glossary of Investment Terms            27
-----------------------------------------------------------------------------------------------
 Small-Cap Growth Index Fund               8
-----------------------------------------------------------------------------------------------
More on the Funds                         11
-----------------------------------------------------------------------------------------------
 The Funds and Vanguard                   16
-----------------------------------------------------------------------------------------------
 Investment Advisor                       16
-----------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes      17
-----------------------------------------------------------------------------------------------
 Share Price                              18
-----------------------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds



What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.



Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about three Vanguard U.S. Stock Index Funds. Each Fund uses indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                           Seeks to Track
------------------------------------------------------------------------
Vanguard Small-Cap Index Fund                  Small-cap stocks
------------------------------------------------------------------------
Vanguard Small-Cap Value Index Fund            Small-cap value stocks
------------------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund           Small-cap growth stocks
------------------------------------------------------------------------




On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Small-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

               1997           24.59
               1998           -2.61
               1999           23.13
               2000           -2.67
               2001            3.10
               2002          -20.02
               2003           45.63
               2004           19.90
               2005            7.36
               2006           15.64

------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.21% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.37% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006
                                                            1 Year       5 Years       10 Years
-----------------------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund Investor Shares               15.64%        11.63%         10.02%
-----------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-----------------------------------------------------------------------------------------------
Russell 2000 Index                                          18.37%        11.39%          9.44%
-----------------------------------------------------------------------------------------------
Spliced Small Cap Index/1/                                   15.77         11.55           9.52
-----------------------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                                 15.77            --             --
-----------------------------------------------------------------------------------------------

1 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.




Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.20%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.23%
-------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.





The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$24           $74           $130          $293
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------
Net Assets (all share classes)  $13.8 billion
------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1989
------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------
Inception Date                  October 3, 1960
------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmCap
------------------------------------------------------------------------------------------
Vanguard Fund Number            48
------------------------------------------------------------------------------------------
Cusip Number                    922908702
------------------------------------------------------------------------------------------
Ticker Symbol                   NAESX
------------------------------------------------------------------------------------------




Fund Profile--Vanguard Small-Cap Value Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                  1999         3.35
                  2000        21.88
                  2001        13.70
                  2002       -14.20
                  2003        37.19
                  2004        23.55
                  2005         6.07
                  2006        19.24

------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.37% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.50% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                       Since
                                                     1 Year          5 Years    Inception/1/
--------------------------------------------------------------------------------------------
Vanguard Small-Cap Value Index Fund                  19.24%           12.96%          10.19%
--------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Value Index/2/            19.57%            14.00           10.44
--------------------------------------------------------------------------------------------
Spliced Small Cap Value Index/3/                      19.44            12.73            9.72
--------------------------------------------------------------------------------------------
MSCI US Small Cap Value Index                         19.44               --              --
--------------------------------------------------------------------------------------------

1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2006.

2 Reflects performance of the S&P SmallCap 600/Barra Value Index through June
 30, 2006, and performance of the S&P SmallCap 600/Citigroup Value Index thereafter. Effective June 30, 2006, the S&P SmallCap 600/Barra Value Index was discontinued.

3 Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16,
 2003, and performance of the MSCI US Small Cap Value Index thereafter.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.19%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.04%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.23%
-------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.






The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$24           $74           $130          $293
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $5.1 billion
-----------------------------------------------------------------------------------------------
Investment Advisors             The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  May 21, 1998
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmVal
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            860
-----------------------------------------------------------------------------------------------
Cusip Number                    922908793
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VISVX
-----------------------------------------------------------------------------------------------




Fund Profile--Vanguard Small-Cap Growth Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                 1999         19.80
                 2000          1.59
                 2001         -0.78
                 2002        -15.41
                 2003         42.88
                 2004         16.06
                 2005          8.65
                 2006         11.94

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.50% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                             Since
                                                                       1 Year           5 Years       Inception/1/
------------------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund Investor Shares                    11.94             11.27               8.14
------------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Growth Index /2/                             10.54             11.94               8.28
------------------------------------------------------------------------------------------------------------------
Spliced Small Cap Growth Index/3/                                       12.02             11.18               7.86
------------------------------------------------------------------------------------------------------------------
MSCI US Small Cap                                                       12.02                --                 --
------------------------------------------------------------------------------------------------------------------

1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2006.

2 Reflects performance of the S&P SmallCap 600/Barra Growth Index through June
 30, 2006, and performance of the S&P SmallCap 600/Citigroup Growth Index thereafter. Effective June 30, 2006, the S&P SmallCap 600/Barra Growth Index was discontinued.

3 Reflects performance of the S&P SmallCap 600/Barra Growth Index through May
 16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.19%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.04%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.23%
-------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.





The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$24           $74           $130          $293
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $3 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  May 21, 1998
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmGth
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            861
-----------------------------------------------------------------------------------------------
Cusip Number                    922908827
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VISGX
-----------------------------------------------------------------------------------------------




More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.



Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



U.S. Stock Market Returns
(1926-2006)

                      1 Year   5 Years   10 Years  20 Years
------------------------------------------------------------
Best                   54.2%     28.6%       19.9%   17 .8%
------------------------------------------------------------
Worst                  -43.1     -12.4        -0.8      3.1
------------------------------------------------------------
Average                 12.3      10.4        11.1     11.4
------------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was $1.7 billion.

[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



-------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

-------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.



Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

-------------------------------------------------------------------------------

 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------




Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

-------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

-------------------------------------------------------------------------------



The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $513 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund represented an effective annual rate of less than 0.01% of each Fund's average net assets.


For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

 Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since
 1992 and has managed the Small-Cap Growth Index Fund since 2004. Education:
 B.S., Villanova University.
--------------------------------------------------------------------------------




The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

-------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.

-------------------------------------------------------------------------------



Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Small-Cap Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $28.52 per share. During the year, each Investor Share earned $.357 from investment income (interest and dividends) and $4.101 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $.358 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $32.62, reflecting earnings of $4.458 per share and distributions of $.358 per share. This was an increase of $4.10 per share (from $28.52 at the beginning of the year to $32.62 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.64% for the year.

 As of December 31, 2006, the Investor Shares had approximately $6.8 billion in net assets. For the year, the expense ratio was 0.23% ($2.30 per $1,000 of net assets), and the net investment income amounted to 1.18% of average net assets. The Fund sold and replaced securities valued at 13% of its net assets.

--------------------------------------------------------------------------------

Small-Cap Index Fund Investor Shares

                                                                                                            Year Ended December 31,
                                                           ------------------------------------------------------------------------
                                                                      2006          2005           2004          2003          2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $28.52        $26.83         $22.60        $15.66        $19.82
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                 .357           .29           .267          .200          .192
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                                      4.101          1.69          4.228         6.944       (4.160)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     4.458          1.98          4.495         7.144       (3.968)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                (.358)         (.29)         (.265)        (.204)        (.192)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                               --            --             --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (.358)         (.29)         (.265)        (.204)      (.192)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $32.62        $28.52         $26.83        $22.60        $15.66
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                        15.64%         7.36%         19.90%        45.63%       -20.02%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                $6,808        $5,902         $6,247        $4,871        $2,943
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                        0.23%         0.23%          0.23%         0.27%         0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                           1.18%         1.08%          1.13%         1.17%         1.11%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                                       13%           18%            19%        39%/2/          32%
-----------------------------------------------------------------------------------------------------------------------------------

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
Creation Units.

2 Includes activity related to a change in the Fund's target index.


Small-Cap Value Index Fund Investor Shares

Year Ended December 31,

                                                         --------------------------------------------------------------------------
                                                               2006             2005            2004           2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $14.56           $13.97         $11.49           $8.52          $10.29
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .311             .263            .227           .192           .090
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                2.488             .589           2.478          2.976         (1.494)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              2.799             .852           2.705          3.168         (1.404)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                         (.309)           (.262)          (.225)         (.198)          (.090)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --               --              --              --         (.276)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.309)           (.262)          (.225)         (.198)         (.366)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $17.05           $14.56          $13.97         $11.49           $8.52
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/1/                                              19.24%            6.07%          23.55%         37.19%         -14.20%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $4,314           $3,446          $2,947         $1,730          $1,176
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0.23%            0.23%           0.23%          0.27%           0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                                   2.06%            1.96%           2.15%          2.07%           0.93%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                                25%              28%             30%        100%/3/             57%
-----------------------------------------------------------------------------------------------------------------------------------

1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

3 Includes activity related to a change in the Fund's target index.

Small-Cap Growth Index Fund Investor Shares

                                                                                                            Year Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                              2006             2005             2004           2003            2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $16.43           $15.16           $13.08          $9.17          $10.87
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         .051              .04              .02           .021            .027
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                               1.911             1.27             2.08          3.911         (1.702)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             1.962             1.31             2.10          3.932         (1.675)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (.052)            (.04)            (.02)         (.022)           (.025)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --               --               --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.052)            (.04)            (.02)         (.022)          (.025)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $18.34           $16.43           $15.16         $13.08           $9.17
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/1/                                             11.94%            8.64%           16.06%         42.88%         -15.41%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $2,208           $1,726           $1,435           $907            $388
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                0.23%            0.23%            0.23%          0.27%           0.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                   0.30%            0.27%            0.13%          0.21%           0.24%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                               40%              39%              41%         91%/3/             61%
-----------------------------------------------------------------------------------------------------------------------------------

1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2002.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

3 Includes activity related to a change in the Fund's target index.

Investing With Vanguard

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

.. If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.















Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.



Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.



Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                 [SHIP] VANGUARD/(R)/
                                                 Institutional Division
                                                 P.O. Box 2900
                                                 Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



For More Information
If you would like more information about Vanguard U.S. Stock Index Funds, the following documents are available free upon request:


Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I048 042007

VANGUARD/(R)/ SMALL-CAP INDEX FUND



>  PROSPECTUS





ADMIRAL(TM) SHARES FOR PARTICIPANTS


April 27, 2007

                                                           [SHIP] VANGUARD/(R)/





                                                     [INDEXED TO MSCI/(R)/ LOGO]



This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------------------------
An Introduction to Index Funds           1            Financial Highlights                    13
-------------------------------------------------------------------------------------------------
Fund Profile                             2            Investing With Vanguard                 16
-------------------------------------------------------------------------------------------------
More on the Fund                         6            Accessing Fund Information by Computer  18
-------------------------------------------------------------------------------------------------
 The Fund and Vanguard                  10            Glossary of Investment Terms            19
-------------------------------------------------------------------------------------------------
 Investment Advisor                     11
-------------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes    11
-------------------------------------------------------------------------------------------------
 Share Price                            12
-------------------------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index funds in this prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard Small-Cap Index Fund. The Fund uses an index licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                           Seeks to Track
-----------------------------------------------------------------
Vanguard Small-Cap Index Fund                  Small-cap stocks
-----------------------------------------------------------------

Fund Profile--Vanguard Small-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%


             2001           3.17
             2002         -19.95
             2003          45.76
             2004          20.02
             2005           7.49
             2006          15.77

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 22.19% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.32% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                     Since
                                                       1 Year      5 Years    Inception/1/
------------------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund Admiral Shares           15.77%       11.75%          10.35%
------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------
Russell 2000 Index                                     18.37%       11.39%           9.93%
------------------------------------------------------------------------------------------
Spliced Small Cap Index/2/                              15.77        11.55           10.07
------------------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                            15.77           --              --
------------------------------------------------------------------------------------------

1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.

2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.10%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.13%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
-------------------------------------------------------------------------------






The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------
Net Assets (all share classes)  $13.8 billion
------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1989
------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 3, 1960
                                Admiral Shares--November 13, 2000
------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmCapAdml
------------------------------------------------------------------------------------------
Vanguard Fund Number            548
------------------------------------------------------------------------------------------
Cusip Number                    922908686
------------------------------------------------------------------------------------------
Ticker Symbol                   VSMAX
------------------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index.


Market Exposure

[FLAG] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



U.S. Stock Market Returns
(1926-2006)

                         1  Year  5  Years   10  Years    20 Years
------------------------------------------------------------------
Best                       54.2%     28.6%       19.9%       17.8%
------------------------------------------------------------------
Worst                      -43.1     -12.4        -0.8         3.1
------------------------------------------------------------------
Average                     12.3      10.4        11.1        11.4
------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.


Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $1.7 billion.



[FLAG] The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the

Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.


To track its target indexes as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


-------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------




Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

-------------------------------------------------------------------------------

 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions, and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

-------------------------------------------------------------------------------



The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------

 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

-------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory fee represented an effective annual rate of of less than 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

--------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

-------------------------------------------------------------------------------

 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.

-------------------------------------------------------------------------------

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights


The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

-------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Admiral Shares began fiscal year 2006 with a net asset value (price) of $28.53 per share. During the year, each Admiral Share earned $.395 from investment income (interest and dividends) and $4.101 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $.386 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $32.64, reflecting earnings of $4.496 per share and distributions of $.386 per share. This was an increase of $4.11 per share (from $28.53 at the beginning of the year to $32.64 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.77% for the year.

 As of December 31, 2006, the Admiral Shares had approximately $3.1 billion in net assets. For the year, the expense ratio was 0.13% ($1.30 per $1,000 of net assets), and the net investment income amounted to 1.28% of average net assets. The Fund sold and replaced securities valued at 13% of its net assets.

-------------------------------------------------------------------------------

Small-Cap Index Fund Admiral Shares

                                                                                                            Year Ended December 31,
                                             --------------------------------------------------------------------------------------
                                                   2006                2005                2004              2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $28.53              $26.83              $22.60            $15.66            $19.82
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                              .395                .325                .294              .220              .207
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                    4.101               1.690               4.228             6.944           (4.160)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  4.496               2.015               4.522             7.164           (3.953)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.386)              (.315)              (.292)            (.224)            (.207)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --                   --                 --                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.386)              (.315)              (.292)             (.224)           (.207)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $32.64              $28.53              $26.83            $22.60            $15.66
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                                     15.77%               7.49%              20.02%            45.76%           -19.95%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)             $3,078              $2,382              $1,451            $1,056              $591
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets     0.13%               0.13%               0.13%             0.18%             0.18%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                        1.28%               1.18%               1.25%             1.26%             1.22%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                    13%                 18%                 19%             39%/2/              32%
-----------------------------------------------------------------------------------------------------------------------------------
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

2 Includes activity related to a change in the Fund's target index.


Investing With Vanguard

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.















Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.



Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.



Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.



Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.



Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                               [SHIP] VANGUARD /(R)/

                                               Institutional Division
                                               P.O. Box 2900
                                               Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard Small-Cap Index Fund, the following documents are available free upon request:


Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I548 042007

VANGUARD/(R)/ SMALL-CAP INDEX FUND





>  PROSPECTUS




SIGNAL SHARES
April 27, 2007


                                                           [SHIP] VANGUARD/(R)/




                                                    [INDEXED TO MSCI/(R)/ LOGO]







This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.


 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


-----------------------------------------------------------------------------------
An Introduction to Index Funds          1       Investing With Vanguard         17
-----------------------------------------------------------------------------------
Fund Profile                            2       Purchasing Shares               17
-----------------------------------------------------------------------------------
More on the Fund                        5       Converting Shares               20
-----------------------------------------------------------------------------------
 The Fund and Vanguard                 10       Redeeming Shares                21
-----------------------------------------------------------------------------------
 Investment Advisor                    10       Exchanging Shares               24
-----------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes   11       Frequent-Trading Limits         24
-----------------------------------------------------------------------------------
 Share Price                           13       Other Rules You Should Know     26
-----------------------------------------------------------------------------------
Financial Highlights                   14       Fund and Account Updates        29
-----------------------------------------------------------------------------------
                                                Contacting Vanguard             31
-----------------------------------------------------------------------------------
                                                ETF Shares                      33
-----------------------------------------------------------------------------------
                                                Glossary of Investment Terms    37
-----------------------------------------------------------------------------------






Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.



Share Class Overview
This prospectus offers the Fund's Signal Shares, which are generally for investors who invest a minimum of $1 million. A separate prospectus offers the Fund's Institutional Shares, which are generally for investor who do not require special employee benefit plan services and who invest a minimum of $5 million. Another prospectus offers Investor Shares as well as Admiral Shares. In addition, the Fund provides an exchange-traded class of shares (Vanguard ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 33 to 36 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds



What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.



Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard Small-Cap Index Fund. The Fund uses an index licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                           Seeks to Track
-----------------------------------------------------------------
Vanguard Small-Cap Index Fund                  Small-cap stocks
-----------------------------------------------------------------

Fund Profile


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Small-Cap Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns - Admiral Shares
-----------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                 2001          3.17
                 2002        -19.95
                 2003         45.76
                 2004         20.02
                 2005          7.49
                 2006         15.77

-----------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 22.19% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.32% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                  Since
                                                               1 Year           5 Years     Inception/1/
Vanguard Small-Cap Index Fund Admiral Shares
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                            15.77%            11.75%           10.35%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             15.48             11.43             9.38
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     10.43             10.11             8.49
--------------------------------------------------------------------------------------------------------

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------------------------------
Russell 2000 Index                                             18.37%            11.39%            9.93%
--------------------------------------------------------------------------------------------------------
Spliced Small Cap Index/2/                                      15.77             11.55            10.07
--------------------------------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                                    15.77                --               --
--------------------------------------------------------------------------------------------------------

1 Since- inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.

2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.10%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.13%
-------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of December 31, 2006
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $13.8 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 3, 1960
                                Signal Shares--December 15, 2006
----------------------------------------------------------------------------------------------
Minimum Inital Investment       $1 million
----------------------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor Shares if you
                                are no longer eligible for Signal Shares
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmCapSgl
----------------------------------------------------------------------------------------------
Vanguard Fund Number            1345
----------------------------------------------------------------------------------------------
Cusip Number                    922908421
----------------------------------------------------------------------------------------------
Ticker Symbol                   VSISX
----------------------------------------------------------------------------------------------




More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure


[FLAG] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



U.S. Stock Market Returns
(1926-2006)

                       1 Year    5 Year  10 Years   20 Years
------------------------------------------------------------
Best                    54.2%     28.6%     19.9%      17.8%
------------------------------------------------------------
Worst                   -43.1     -12.4      -0.8        3.1
------------------------------------------------------------
Average                  12.3      10.4      11.1       11.4
------------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $1.7 billion.

[FLAG] The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.



Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track its target indexes as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

-------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------




Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although sill relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

-------------------------------------------------------------------------------

 Plain Talk About Turnover Rate
 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

-------------------------------------------------------------------------------

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

-------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


-------------------------------------------------------------------------------
 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund's portfolio is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

-------------------------------------------------------------------------------




The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

-------------------------------------------------------------------------------

 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.

-------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

-------------------------------------------------------------------------------

 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

-------------------------------------------------------------------------------

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares' financial performance for the periods shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Signal Shares began the fiscal period ending December 31, 2006, with a net asset value (price) of $29.98 per share. During the period, each Signal Share earned $0.004 from investment income (interest and dividends). There was a decline of $0.251 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.247 per share from investment operations.

 Shareholders received $0.313 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $29.42, reflecting losses of $0.247 per share and distributions of $0.313 per share. This was a decrease of $0.56 per share (from $29.98 at the beginning of the period to $29.42 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -0.82% for the period.

 As of December 31, 2006, the Signal Shares had approximately $157 million in net assets. For the period, the annualized expense ratio was 0.13% ($1.30 per $1,000 of net assets), and the annualized net investment income amounted to 1.28% of average net assets. The Fund sold and replaced securities valued at 13% of its net assets.

--------------------------------------------------------------------------------

Small-Cap Index Fund Signal Shares
                                                                   Dec. 15/1/ to
                                                                        Dec. 31,
                                                                            2006
                                                             -------------------

Net Asset Value, Beginning of Period                                      $29.98
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                                       .004
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    (.251)
--------------------------------------------------------------------------------
Total from Investment Operations                                          (.247)
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net  Investment Income                                     (.313)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                     --
--------------------------------------------------------------------------------
Total Distributions                                                       (.313)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $29.42
--------------------------------------------------------------------------------
Total Return                                                              -0.82%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $157
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                           0.13%/3/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    1.28%/3/
--------------------------------------------------------------------------------
Turnover Rate/2/                                                             13%
--------------------------------------------------------------------------------

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

3 Annualized.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Signal Shares

To open and maintain an account. $1 million for new investors. Investment minimums may differ for certain categories of investors. Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account. Institutional clients should contact Vanguard for information on special rules that may apply to them.

.. Institutional clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries, defined benefit and contribution plan clients; endowments; and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares if the total amount aggregated among all accounts held by the client and invested in a single Signal Shares fund is at least $1 million.

.. Institutional intermediary clients. Institutional clients that are financial intermediaries generally may hold Signal Shares only if the total amount invested across all accounts held by the intermediary in the Fund is at least $5 million. Signal Shares generally are not available to financial intermediaries that serve as retail fund supermarkets.

.. Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Total assets held by the client at Vanguard and average participant account balances must also meet or exceed certain eligibility minimums for Signal Shares. Please contact your Vanguard representative to determine whether your accounts qualify.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--1345. See Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Signal Shares
You may convert Investor Shares into Signal Shares at any time if you meet the eligibility requirements for Signal Shares. Vanguard will not automatically convert accounts holding Investor Shares that qualify for conversion into Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Conversions From Admiral Shares Into Signal Shares
The Fund may convert an eligible investor's Admiral Shares into Signal Shares. The Fund will notify the investor in writing before any automatic conversion into Signal Shares. You may instruct the Fund if you do not wish to convert into Signal Shares. In such cases, your Admiral Shares will be converted into Investor Shares.



Conversions Into Institutional Shares
You are eligible for a self-directed conversion from Signal Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transactions. Automatic conversions do not apply to accounts that qualify for Institutional Shares.



Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Signal Shares, the Fund may automatically convert the investor's Signal Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.



Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.

Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Signal Shares through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine whether Signal Shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts
The Fund reserves the right to convert an investor's Signal Shares into Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.



Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.



Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard Small-Cap Index Fund twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
--------------------------------------------------------------------------------------------------------------
Vanguard.com                                 For the most complete source of Vanguard news
24 hours a day, 7 days a week                For fund, account, and service information
                                             For most account transactions
                                             For literature requests
--------------------------------------------------------------------------------------------------------------

Phone
--------------------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/ 800-662-6273      For automated fund and account information
(ON-BOARD)                                   For exchange transactions (subject to limitations)
                                             Toll-free, 24 hours a day, 7 days a week
--------------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)     For fund and service information
(Text telephone for the hearing impaired     For literature requests
at 800-952-3335)                             Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                             Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)          For account information
(Text telephone for the hearing impaired     For most account transactions
at 800-749-7273)                             Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                             Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------------
Signal Service Centers                       For information regarding Signal Shares
                                             For institutional intermediary clients: 800-997-2798
                                             For institutional clients whose accounts are not recordkept at Vanguard: 888-809-8102
                                             For institutional clients whose accounts are recordkept at
                                             Vanguard: 800-523-1188
                                             For most Signal Share transactions
                                             Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                             Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------------
Institutional Division                       For information and services for large institutional investors
888-809-8102                                 Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                             Eastern time
--------------------------------------------------------------------------------------------------------------
Intermediary Sales                           For information and services for financial intermediaries
Support                                      including broker-dealers, trust institutions, insurance
800-997-2798                                 companies, and financial advisors
                                             Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                             Eastern time
--------------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110 Valley Forge, PA 19482-1110
-------------------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900 Valley Forge, PA 19482-2900
-------------------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
-------------------------------------------------------------------------------




Fund Number
Please use the specific fund number when contacting us:




                                             Signal Shares
------------------------------------------------------------
Vanguard Small-Cap Index Fund                1345
------------------------------------------------------------

































Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account,Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

ETF Shares

In addition to Signal Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Signal Shares issued by the Fund, you may convert those shares into ETF Shares of the same fund.


Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

The Fund currently offers an ETF Share class:



FUND                             ETF SHARES                 AMEX TRADING
---------------------------------------------------------------------------
Vanguard Small-Cap Index Fund    Vanguard Small-Cap ETF         VB
---------------------------------------------------------------------------




Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Signal Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares Signal Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.


There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 ETF Shares, known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

The total annual operating expenses (the expense ratio) for the Fund's ETF Shares as of December 31, 2006, was 0.10%.


Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) issued by the Fund may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of another class of the same Fund. Similarly, ETF Shares of one fund cannot be exchange for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

Glossary of Investment Terms



Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.



Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                                              39

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40

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



                                                 [SHIP] VANGUARD /(R)/

                                                 Institutional Division
                                                 P.O. Box 2900
                                                 Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



For More Information
If you would like more information about Vanguard Small-Cap Index Fund, the following documents are available free upon request:


Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335


If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P1345  042007

VANGUARD/(R)/ SMALL-CAP INDEX FUND



>  PROSPECTUS




SIGNAL(TM) SHARES FOR PARTICIPANTS
April 27, 2007




                                                          [SHIP] VANGUARD /(R)/







                                                    [INDEXED TO MSCI/(R)/ LOGO]






This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

---------------------------------------------------------------------------------------------
An Introduction to Index Funds           1       Financial Highlights                    14
---------------------------------------------------------------------------------------------
Fund Profile                             2       Investing With Vanguard                 16
---------------------------------------------------------------------------------------------
More on the Fund                         6       Accessing Fund Information by Computer  18
---------------------------------------------------------------------------------------------
 The Fund and Vanguard                   10      Glossary of Investment Terms            19
---------------------------------------------------------------------------------------------
 Investment Advisor                      11
---------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes     12
---------------------------------------------------------------------------------------------
 Share Price                             13
---------------------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


This prospectus offers the Fund's Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index funds in this prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about Vanguard Small-Cap Index Fund. The Fund uses an index licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                           Seeks to Track
-----------------------------------------------------------------
Vanguard Small-Cap Index Fund                  Small-cap stocks
-----------------------------------------------------------------

Fund Profile


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Small-Cap Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns-Admiral Shares
-----------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                2001          3.17
                2002        -19.95
                2003         45.76
                2004         20.02
                2005          7.49
                2006         15.77

-----------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 22.19% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.32% (quarter ended September 30, 2002

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                    Since
                                                         1 Year             5 Years          Inception/1/
---------------------------------------------------------------------------------------------------------
Vanguard Small-cap Index Fund Admiral Shares             15.77%              11.75%                10.35%
---------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
---------------------------------------------------------------------------------------------------------
Russell 2000 Index                                       18.37%              11.39%                 9.93%
---------------------------------------------------------------------------------------------------------
Spliced Small Cap Index/2/                                15.77               11.55                 10.07
---------------------------------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                              15.77                  --                    --
---------------------------------------------------------------------------------------------------------

1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.

2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
Fees paid directly from your investment
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
-------------------------------------------------------------------------------
Management Expenses                                         0.10%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.13%
-------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13            $42            $73         $166
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $13.8 billion
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December.
----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 3, 1960
                                Signal Shares--December 15, 2006
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmCapSgl
----------------------------------------------------------------------------------------------
Vanguard Fund Number            1345
----------------------------------------------------------------------------------------------
Cusip Number                    922908421
----------------------------------------------------------------------------------------------
Ticker Symbol                   VSISX
----------------------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure


[FLAG] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                         1 Year       5 Years      10 Years      20 Years
-------------------------------------------------------------------------
Best                      54.2%         28.6%         19.9%         17.8%
-------------------------------------------------------------------------
Worst                     -43.1         -12.4         -0.8            3.1
-------------------------------------------------------------------------
Average                    12.3          10.4         11.1           11.4
-------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2006, was $1.7 billion.



[FLAG] The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.


Security Selection
The Fund attempts to track the investment performance of a benchmark index that measures the return of predominantly large-cap stocks. The Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.

Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.


To track its target indexes as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

-------------------------------------------------------------------------------

 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

-------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

-------------------------------------------------------------------------------



The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

-------------------------------------------------------------------------------


Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2006, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

-------------------------------------------------------------------------------

 Plain Talk About the Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund's portfolio is:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991. Education: B.S., University of Vermont; M.B.A., Villanova University.

-------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

-------------------------------------------------------------------------------

 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.

-------------------------------------------------------------------------------

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights table is intended to help you understand the Signal Shares' financial performance for the periods shown, and certain information reflects financial results for a single Signal Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Signal Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

-------------------------------------------------------------------------------

 Plain Talk About How to Read the Financial Highlights Table

 The Signal Shares began the fiscal period ending December 31, 2006, with a net asset value (price) of $29.98 per share. During the period, each Signal Share earned $0.004 from investment income (interest and dividends). There was a decline of $0.251 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.247 per share from investment operations.

 Shareholders received $0.313 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $29.42, reflecting losses of $0.247 per share and distributions of $0.313 per share. This was a decrease of $0.56 per share (from $29.98 at the beginning of the period to $29.42 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -0.82% for the period.

 As of December 31, 2006, the Signal Shares had approximately $157 million in net assets. For the period, the annualized expense ratio was 0.13% ($1.30 per $1,000 of net assets), and the annualized net investment income amounted to 1.28% of average net assets. The Fund sold and replaced securities valued at 13% of its net assets.

-------------------------------------------------------------------------------

Small-Cap Index Fund Signal Shares
                                                                  Dec. 15/1/ to
                                                                       Dec. 31,
                                                                           2006
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $29.98
-------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------
Net Investment Income                                                      .004
-------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                   (.251)
-------------------------------------------------------------------------------
Total from Investment Operations                                         (.247)
-------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------
Dividends from Net Investment Income                                     (.313)
-------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-------------------------------------------------------------------------------
Total Distributions                                                      (.313)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $29.42
-------------------------------------------------------------------------------

Total Return                                                             -0.82%
-------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $157
-------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                          0.13%/3/
-------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                   1.28%/3/
-------------------------------------------------------------------------------
Turnover Rate/2/                                                            13%
-------------------------------------------------------------------------------

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.

3 Annualized.

Investing With Vanguard

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

















Vanguard, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                [SHIP] VANGUARD /(R)/

                                                Institutional Division
                                                P.O. Box 2900
                                                Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Small-Cap Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900 Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I1345  042007

VANGUARD/(R)/ U.S. STOCK INDEX
SMALL-CAPITALIZATION FUNDS



>  PROSPECTUS



INSTITUTIONAL SHARES

April 27, 2007


                                                          [SHIP] VANGUARD /(R)/




VANGUARD SMALL-CAP INDEX FUND

VANGUARD SMALL-CAP VALUE INDEX FUND

VANGUARD SMALL-CAP GROWTH INDEX FUND


                                                     [INDEXED TO MSCI/(R)/ LOGO]



This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


-------------------------------------------------------------------------------
An Introduction to Index Funds     1       Investing With Vanguard        28
-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Purchasing Shares              28
-------------------------------------------------------------------------------
 Small-Cap Index Fund              2       Converting Shares              30
-------------------------------------------------------------------------------
 Small-Cap Value Index Fund        6       Redeeming Shares               31
-------------------------------------------------------------------------------
 Small-Cap Growth Index Fund       9       Exchanging Shares              34
-------------------------------------------------------------------------------
More on the Funds                 13       Frequent-Trading Limits        34
-------------------------------------------------------------------------------
 The Funds and Vanguard           18       Other Rules You Should Know    36
-------------------------------------------------------------------------------
 Investment Advisor               19       Fund and Account Updates       39
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and             Contacting Vanguard            41
 Taxes                            20
-------------------------------------------------------------------------------
 Share Price                      22       ETF Shares                     43
-------------------------------------------------------------------------------
Financial Highlights              23       Glossary of Investment Terms   48
-------------------------------------------------------------------------------






WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW
This prospectus offers the Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million.

A separate prospectus offers Investor Shares for the Funds, which have an investment minimum of $3,000, as well as Admiral(TM) Shares for the Small-Cap Index Fund, which have a minimum of $100,000. Another prospectus offers Signal(TM) Shares for the Small-Cap Index Fund, which are generally for institutional clients who invest at least $1 million and meet other eligibility requirements. In addition, the Small-Cap Index Fund provides an exchange-traded class of shares (Vanguard ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 43 to 47 of this prospectus.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEX FUNDS IN THIS PROSPECTUS
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about three Vanguard U.S. Stock Index Funds. Each Fund uses indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                           Seeks to Track
------------------------------------------------------------------------
Vanguard Small-Cap Index Fund                  Small-cap stocks
------------------------------------------------------------------------
Vanguard Small-Cap Value Index Fund            Small-cap value stocks
------------------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund           Small-cap growth stocks
------------------------------------------------------------------------




On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--VANGUARD SMALL-CAP INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Institutional Shares
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                 1998        -2.50
                 1999        23.33
                 2000        -2.56
                 2001         3.27
                 2002       -19.89
                 2003        45.88
                 2004        20.06
                 2005         7.56
                 2006        15.82

------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 22.26% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.30% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                                  Since
                                                               1 Year           5 Years    Inception/1/
-------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------
Return Before Taxes                                            15.82%            11.82%           9.46%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                            15.52              11.48            8.11
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares    10.48              10.16            7.54
-------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------
Russell 2000 Index                                             18.37%            11.39%           8.86%
-------------------------------------------------------------------------------------------------------
Spliced Small Cap Index/2/                                     15.77              11.55            8.98
-------------------------------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                                   15.77                 --              --
-------------------------------------------------------------------------------------------------------

1 Since-inception returns are from July 7, 1997--the inception date of the Institutional Shares--through December 31, 2006.

2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.05%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.08%
-------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.





The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


ADDITIONAL INFORMATION
As of December 31, 2006
------------------------------------------------------------------------------------------
Net Assets (all share classes)  $13.8billion
------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since 1989
------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--October 3, 1960
                                Institutional Shares--July 7, 1997
------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmCapInst
------------------------------------------------------------------------------------------
Vanguard Fund Number            857
------------------------------------------------------------------------------------------
Cusip Number                    922908876
------------------------------------------------------------------------------------------
Ticker Symbol                   VSCIX
------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD SMALL-CAP VALUE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index and other comparative indexes. For additional information on the Fund's investment strategies, please see More on the Funds.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Institutional Shares
------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                  2000         22.04
                  2001         13.86
                  2002        -13.96
                  2003         37.22
                  2004         23.77
                  2005          6.28
                  2006         19.44


------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.40% (quarter ended December 31, 2001), and the lowest return for a quarter was -22.48% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006
                                                                                                                      Since
                                                                                1 Year         5 Years         Inception/1/
---------------------------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             19.44%          13.15%               14.79%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on  Distributions                                             18.94           12.50                13.18
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                      12.94           11.17                12.02
---------------------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Value Index/2/                                       19.57%          14.00%               15.11%
---------------------------------------------------------------------------------------------------------------------------
Spliced Small Cap Value Index/3/                                                 19.44           12.73                14.20
---------------------------------------------------------------------------------------------------------------------------
MSCI US Small Cap Value Index                                                    19.44              --                   --
---------------------------------------------------------------------------------------------------------------------------

1 Since-inception returns are from December 7, 1999--the inception date of the Institutional Shares--through December 31, 2006.

2 Reflects  performance of the S&P SmallCap  600/Barra  Value Index through June
30, 2006, and performance of the S&P SmallCap 600/Citigroup Value Index thereafter. Effective June 30, 2006, the S&P SmallCap 600/Barra Value Index was discontinued.

3 Reflects performance of the S&P SmallCap 600/Barra Value Index through May 16,
2003, and performance of the MSCI US Small Cap Value Index thereafter.


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.




Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.05%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.08%
-------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $5.1 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 21, 1998
                                Institutional Shares--December 7, 1999
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmValInst
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            865
-----------------------------------------------------------------------------------------------
Cusip Number                    922908785
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VSIIX
-----------------------------------------------------------------------------------------------




FUND PROFILE--VANGUARD SMALL-CAP GROWTH INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
---------------------------------------------------------------------------
BAR CHART
RANGE -40% to 60%

                      2001          -0.64
                      2002         -15.26
                      2003          43.08
                      2004          16.26
                      2005           8.84
                      2006          12.09

---------------------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 20.31% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.41% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                                     Since
                                                                1 Year         5 Years         Inception/1/
-----------------------------------------------------------------------------------------------------------
VANGUARD SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                             12.09%          11.45%                9.24%
-----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              12.01           11.37                 8.91
-----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       7.95            9.98                 7.90
-----------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Growth Index/2/                       9.39%          10.54%               11.94%
-----------------------------------------------------------------------------------------------------------
Spliced Small Cap Growth Index/3/                                12.02           11.18                 8.83
-----------------------------------------------------------------------------------------------------------
MSCI US Small Cap Growth  Index                                  12.02              --                   --
-----------------------------------------------------------------------------------------------------------

1 Since-inception returns are from May 24, 2000--the inception date of the Institutional Shares--through December 31, 2006.

2 Reflects  performance of the S&P SmallCap  600/Barra Growth Index through June
30, 2006, and performance of the S&P SmallCap 600/Citigroup Growth Index thereafter. Effective June 30, 2006, the S&P SmallCap 600/Barra Growth Index was discontinued.

3 Reflects  performance of the S&P SmallCap  600/Barra  Growth Index through May
16, 2003, and performance of the MSCI US Small Cap Growth Index thereafter.



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.05%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.08%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

ADDITIONAL INFORMATION
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $3 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 21, 1998
                                Institutional Shares--May 24, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          SmGthInst
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            866
-----------------------------------------------------------------------------------------------
Cusip Number                    922908819
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VSGIX
-----------------------------------------------------------------------------------------------




MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


MARKET EXPOSURE


[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



U.S. STOCK MARKET RETURNS
(1926-2006)

                          1 Year    5 Years    10 Years   20 Years
------------------------------------------------------------------
Best                       54.2%      28.6%       19.9%      17.8%
------------------------------------------------------------------
Worst                     -43.1       -12.4        -0.8        3.1
------------------------------------------------------------------
Average                    12.3        10.4        11.1       11.4
------------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was $1.7 billion.

[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------

 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

--------------------------------------------------------------------------------



SECURITY SELECTION
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund are generally managed without regard to tax ramifications.


OTHER INVESTMENT POLICIES AND RISKS
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


CASH MANAGEMENT
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

-------------------------------------------------------------------------------

 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------



TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

-------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

-------------------------------------------------------------------------------



The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

-------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $513 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund represented an effective annual rate of less than 0.01% of each Fund's average net assets.


For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


-------------------------------------------------------------------------------

 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

 GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Small-Cap Growth Index Fund since 2004. Education:
 B.S., Villanova University.

-------------------------------------------------------------------------------



The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


-------------------------------------------------------------------------------

 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.

-------------------------------------------------------------------------------



BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

-------------------------------------------------------------------------------

 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

-------------------------------------------------------------------------------



GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

-------------------------------------------------------------------------------

 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Small-Cap Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2006 with a net asset value (price) of $28.54 per share. During the year, each Institutional Share earned $0.411 from investment income (interest and dividends) and $4.101 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.402 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $32.65, reflecting earnings of $4.512 per share and distributions of $0.402 per share. This was an increase of $4.11 per share (from $28.54 at the beginning of the year to $32.65 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.82% for the year.

 As of December 31, 2006, the Institutional Shares had approximately $3.1 billion in net assets. For the year, the expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the net investment income amounted to 1.33% of average net assets. The Fund sold and replaced securities valued at 13% of its net assets.

-------------------------------------------------------------------------------

SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                                                  Year Ended December 31,
                                                   ----------------------------------------------------------------------
                                                           2006         2005          2004         2003              2002
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.54       $26.84        $22.61       $15.66            $19.82
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      .411         .343          .306         .240              .219
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                            4.101        1.690         4.228        6.944            (4.160
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          4.512        2.033         4.534        7.184            (3.941
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.402)       (.333)        (.304)       (.234)            (.219)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                    --           --            --           --                --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.402)       (.333)        (.304)       (.234)            (.219)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $32.65       $28.54        $26.84       $22.61            $15.66
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                             15.82%        7.56%        20.06%       45.88%           -19.89%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                     $3,107       $2,089        $1,648       $1,111              $686
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets             0.08%        0.08%         0.08%        0.10%             0.10%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                1.33%        1.23%         1.30%        1.33%             1.32%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                            13%          18%           19%       39%/2/               32%
-------------------------------------------------------------------------------------------------------------------------

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
Creation Units.

2 Includes activity related to a change in the Fund's target index.

SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES

                                                                                                     Year Ended December 31,
                                                        --------------------------------------------------------------------
                                                               2006           2005         2004         2003            2002
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.59         $13.99       $11.50        $8.53          $10.29
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .345           .294         .255         .198            .114
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                2.488           .589        2.478        2.976         (1.494)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              2.833           .883        2.733        3.174        (1.380)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                         (.333)         (.283)       (.243)       (.204)          (.104)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --             --           --           --          (.276)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.333)         (.283)       (.243)       (.204)          (.380)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $17.09         $14.59       $13.99       $11.50           $8.53
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                              19.44%          6.28%       23.77%       37.22%         -13.96%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $310           $247         $153         $106            $338
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0.08%          0.08%        0.08%        0.10%           0.10%
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets
Net Assets                                                    2.21%          2.11%        2.29%        2.24%           1.08%
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                                25%            28%          30%      100%/3/             57%
----------------------------------------------------------------------------------------------------------------------------

1 Total returns do not reflect the 0.5% purchase fee imposed through March 31, 2002.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
Creation Units.

3 Includes activity related to a change in the Fund's target index.


SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES

                                                                                                     Year Ended December 31,
                                                    ------------------------------------------------------------------------
                                                                2006          2005          2004          2003          2002
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.46        $15.18        $13.09         $9.17        $10.87
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            .08          .073          .048          .039          .043
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  1.91         1.270         2.080         3.911       (1.702)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.99         1.343         2.128         3.950       (1.659)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.08)        (.063)        (.038)        (.030)        (.041)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                         --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.08)        (.063)        (.038)        (.030)        (.041)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $18.37        $16.46        $15.18        $13.09         $9.17
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                               12.09%         8.84%        16.26%        43.08%       -15.26%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                            $257           $73           $38           $30          $104
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average  Net Assets                 0.08%         0.08%          0.08%        0.10%         0.10%
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                     0.45%         0.42%         0.28%         0.38%         0.41%
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                                 40%           39%           41%        91%/3/           61%
----------------------------------------------------------------------------------------------------------------------------

1 Total returns do not reflect the 0.5% purchase fee imposed through March 31, 2002.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

3 Includes activity related to a change in the Fund's target index.


INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


PURCHASING SHARES


ACCOUNT MINIMUMS

TO OPEN AND MAINTAIN AN ACCOUNT.  $5 million.

Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


HOW TO PURCHASE SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


BY MAIL. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

HOW TO MAKE A PURCHASE REQUEST

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


TRADE DATES
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


OTHER PURCHASE RULES YOU SHOULD KNOW

CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


PURCHASE REQUESTS. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.


NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


CONVERSIONS FROM ANOTHER SHARE CLASS
You are eligible for a self-directed conversion from Investor Shares, Admiral Shares, or Signal Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million and meets the Institutional Shares eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


MANDATORY CONVERSIONS INTO ANOTHER SHARE CLASS
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares, Admiral Shares, or Signal Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


HOW TO RECEIVE REDEMPTION PROCEEDS

BY ELECTRONIC BANK TRANSFER. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

BY CHECK. Vanguard will normally mail you a redemption check within two business days of your trade date.

TRADE DATES
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


OTHER REDEMPTION RULES YOU SHOULD KNOW

DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address.

However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


SUBJECT TO REVISION. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


LOW-BALANCE ACCOUNTS
Each Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund, as appropriate, if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.


RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

SHARE CLASSES. Vanguard reserves the right, without prior notice, eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD

Web
-------------------------------------------------------------------------------------------------------------
Vanguard.com                                For the most complete source of Vanguard news
24 hours a day, 7 days a week               For fund, account, and service information
                                            For most account transactions
                                            For literature requests
-------------------------------------------------------------------------------------------------------------

Phone
-------------------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/ 800-662-6273     For automated fund and account information
(ON-BOARD)                                  For exchange transactions (subject to limitations)
                                            Toll-free, 24 hours a day, 7 days a week
-------------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)    For fund and service information
(Text telephone for the hearing impaired    For literature requests
at 800-952-3335)                            Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                            Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
-------------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)         For account information
(Text telephone for the hearing impaired    For most account transactions
at 800-749-7273)                            Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                            Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
-------------------------------------------------------------------------------------------------------------
Institutional Division                      For information and services for large institutional investors
888-809-8102                                Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                            Eastern time
-------------------------------------------------------------------------------------------------------------
Intermediary Sales Support                  For information and services for financial intermediaries
800-997-2798                                including broker-dealers, trust institutions, insurance
                                            companies, and financial advisors
                                            Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                            Eastern time
-------------------------------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



REGULAR MAIL (INDIVIDUALS)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
REGULAR MAIL (INSTITUTIONS)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
REGISTERED, EXPRESS, OR OVERNIGHT  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------




FUND NUMBERS
Please use the specific fund number when contacting us:



                                        Institutional Shares
Vanguard Small-Cap Index Fund           857
--------------------------------------------------------------
Vanguard Small-Cap Value Index Fund     865
--------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund    866
--------------------------------------------------------------





























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

ETF SHARES


In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Institutional Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund currently offer an ETF Share class:


Fund                              ETF Shares                     AMEX Trading
-------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund     Vanguard                       VB
                                  Small-Cap ETF
-------------------------------------------------------------------------------
Vanguard Small-Cap Value Index    Vanguard                       VBR
Fund                              Small-Cap Value ETF
-------------------------------------------------------------------------------
Vanguard Small-Cap Growth Index   Vanguard                       VBK
Fund                              Small-Cap Growth ETF
-------------------------------------------------------------------------------




Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


DIFFERENCES BETWEEN ETF SHARES AND CONVENTIONAL MUTUAL FUND SHARES
Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.



*U.S. Pat. No. 6,879,964 B2.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


BUYING AND SELLING ETF SHARES
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.


RISKS
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


FEES AND EXPENSES
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:


ETF Shares                Expense Ratio
---------------------------------------
Small-Cap ETF                     0.10%
---------------------------------------
Small-Cap Value ETF                0.12
---------------------------------------
Small-Cap Growth ETF               0.12
---------------------------------------




ACCOUNT SERVICES
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

CONVERSION PRIVILEGE
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of another class of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.


MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VALUE FUND. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [SHIP] VANGUARD /(R)/


                                                  Institutional Division
                                                  P.O. Box 2900
                                                  Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard U.S. Stock Index Small-Capitalization Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

IF YOU ARE AN INDIVIDUAL INVESTOR:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

IF YOU ARE A CLIENT OF VANGUARD'S INSTITUTIONAL DIVISION:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Vanguard U.S. Stock Index Funds' Investment
Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I857 042007

Vanguard/(R)/ U.S. Stock Index
Mid-Capitalization Funds


>  Prospectus
Investor Shares & Admiral(TM) Shares
April 27, 2007

Vanguard Extended Market Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Mid-Cap Growth Index Fund

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


-------------------------------------------------------------------------------
An Introduction to Index Funds     1       Investing With Vanguard         34
-------------------------------------------------------------------------------
Vanguard Fund Profiles                     Purchasing Shares               34
-------------------------------------------------------------------------------
 Extended Market Index Fund        2       Converting Shares               37
-------------------------------------------------------------------------------
 Mid-Cap Index Fund                6       Redeeming Shares                38
-------------------------------------------------------------------------------
 Mid-Cap Value Index Fund         10       Exchanging Shares               41
-------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund        13       Frequent-Trading Limits         41
-------------------------------------------------------------------------------
More on the Funds                 16       Other Rules You Should Know     43
-------------------------------------------------------------------------------
 The Funds and Vanguard           21       Fund and Account Updates        46
-------------------------------------------------------------------------------
 Investment Advisor               22       Contacting Vanguard             48
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    23       ETF Shares                      50
 Taxes
-------------------------------------------------------------------------------
 Share Price                      25       Glossary of Investment Terms    55
-------------------------------------------------------------------------------
Financial Highlights              27
-------------------------------------------------------------------------------






Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers Investor Shares for all four of the Funds as well as Admiral Shares for the Extended Market Index and Mid-Cap Index Funds. Please note that Admiral Shares are not available for:

..    SIMPLE IRAs and 403(b)(7) custodial accounts;
..    Other retirement plan accounts  receiving special  administrative  services from Vanguard; or
..    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

A separate prospectus offers Signal(TM) Shares for the Extended Market Index and Mid-Cap Index Funds, which are generally for Vanguard's institutional clients who invest at least $1 million and meet other eligibility requirements. Another prospectus offers those Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. In addition, each Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 50 to 54 of this prospectus.


The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


..    Variety  of  investments.  Vanguard  index  funds  generally  invest in the securities of a wide variety of companies and industries.


..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about four Vanguard U.S. Stock Index Funds. Three of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                 Seeks to Track
----------------------------------------------------------------
Vanguard Extended Market Index Fund  Mid- and small-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Index Fund*         Mid-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Value Index Fund*   Mid-cap value stocks
----------------------------------------------------------------
Vanguard Mid-Cap Growth Index Fund*  Mid-cap growth stocks
----------------------------------------------------------------


On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.


* INDEXED TO
  MSCI LOGO

Fund Profile--Vanguard Extended Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment  style risk,  which is the chance that  returns  from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
Scale -40%  -- 60%

1997    26.73%
1998     8.32
1999    36.22
2000   -15.55
2001    -9.13
2002   -18.06
2003    43.43
2004    18.71
2005    10.29
2006    14.27
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 29.54% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.05% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006
                                   1 Year          5 Years            10 Years
-------------------------------------------------------------------------------
Vanguard Extended Market Index Fund Investor Shares
-------------------------------------------------------------------------------
Return Before Taxes                 14.27%           11.95%             9.70%
-------------------------------------------------------------------------------
Return After Taxes on Distributions 14.00            11.69              8.29
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                          9.48            10.33              7.79
-------------------------------------------------------------------------------
Vanguard Extended Market Index Fund Admiral Shares/1/
-------------------------------------------------------------------------------
Return Before Taxes                 14.43%           12.06%                --
-------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
Dow Jones Wilshire 4500             16.07%           12.40%             9.75%
Completion Index
-------------------------------------------------------------------------------
Spliced Extended Market  Index/2/   14.27            12.07              9.59
-------------------------------------------------------------------------------
S&P Completion Index                14.27               --                --
-------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2006, the average annual total returns were 7.27% for the Admiral Shares; 7.47% for the Dow Jones Wilshire 4500 Completion Index; and 7.21% for the Spliced Extended Market Index.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.




Shareholder Fees
(Fees paid directly from your investment)    Investor Shares                Admiral Shares
-------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases     None                           None
-------------------------------------------------------------------------------------------
Purchase Fee                                 None/1/                        None/1/
-------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on
        Reinvested Dividends                 None                           None
-------------------------------------------------------------------------------------------
Redemption Fee                               None                           None
-------------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts
        under $10,000)                       $10/year/2/                    None
-------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)   Investor Shares                Admiral Shares
-------------------------------------------------------------------------------------------
Management Expenses                          0.21%                          0.08%
-------------------------------------------------------------------------------------------
12b-1 Distribution Fee                       None                           None
-------------------------------------------------------------------------------------------
Other Expenses                               0.04%                          0.02%
-------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         0.25%                          0.10%
-------------------------------------------------------------------------------------------
1    The Fund reserves the right to deduct a purchase fee from future  purchases of shares.
2    If  applicable,  the account  maintenance  fee will be  deducted  from your annual  distribution of the Fund's dividends.  If your distribution is less than the fee, a fraction of a share may be  automatically  redeemed to make up the difference.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares       $26      $80      $141       $318
----------------------------------------------------------
Admiral Shares         10        32        56       128
----------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.74 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  December 21, 1987                November 13, 2000
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   Shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          Extnd                            ExtndAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            98                               598
------------------------------------------------------------------------------------------------
Cusip Number                    922908207                        922908694
------------------------------------------------------------------------------------------------
Ticker Symbol                   VEXMX                            VEXAX
------------------------------------------------------------------------------------------------

Fund Profile--Vanguard Mid-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
Scale -40%  -- 60%

1999  15.32%
2000  18.10
2001  -0.50
200  -14.61
2003  34.14
2004  20.35
2005  13.93
2006  13.60
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 17.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.56% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                               1 Year          5 Years        Since Inception/1/
Vanguard Mid-Cap Index Fund Investor Shares
-------------------------------------------------------------------------------
Return Before Taxes             13.60%           12.28%                11.85%
-------------------------------------------------------------------------------
Return After Taxes on           13.36            11.98                 10.70
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                  9.09            10.62                  9.76
-------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund Admiral Shares/2/
-------------------------------------------------------------------------------
Return Before Taxes             13.69%           12.36%                  --
-------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
S&P MidCap 400 Index            10.32%           10.89%                10.825
-------------------------------------------------------------------------------
Spliced Mid Cap Index/3/        13.75            12.31                 11.65
-------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index       13.75               --                    --
-------------------------------------------------------------------------------
1    Since-inception  returns are from May 21,  1998--the  inception date of the
     Investor Shares--through December 31, 2006.
2    From the  inception  of the Fund's  Admiral  Shares on November  12,  2001,
     through December 31, 2006, the average annual total returns were 13.72% for the Admiral Shares, 12.27% for the S&P MidCap 400 Index, and 13.68% for the
     Spliced Mid Cap Index.
3    Reflects  performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.




Shareholder Fees
(Fees paid directly from your investment)    Investor Shares                Admiral Shares
-------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases     None                           None
-------------------------------------------------------------------------------------------
Purchase Fee                                 None/1/                        None/1/
-------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on
        Reinvested Dividends                 None                           None
-------------------------------------------------------------------------------------------
Redemption Fee                               None                           None
-------------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts
        under $10,000)                       $10/year/2/                    None
-------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)   Investor Shares                Admiral Shares
-------------------------------------------------------------------------------------------
Management Expenses                          0.19%                          0.11%
-------------------------------------------------------------------------------------------
12b-1 Distribution Fee                       None                           None
-------------------------------------------------------------------------------------------
Other Expenses                               0.03%                          0.02%
-------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses         0.22%                          0.13%
-------------------------------------------------------------------------------------------
1    The Fund reserves the right to deduct a purchase fee from future  purchases of shares.
2    If  applicable,  the account  maintenance  fee will be  deducted  from your annual  distribution of the Fund's dividends.  If your distribution is less than the fee, a fraction of a share may be  automatically  redeemed to make up the difference.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



                              1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------
Investor Shares                $23        $71       $124       $280
--------------------------------------------------------------------
Admiral Shares                  13        42        73       166
--------------------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $18 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  May 21, 1998                     November 12, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   Shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCp                            MidCpAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            859                              5859
------------------------------------------------------------------------------------------------
Cusip Number                    922908843                        922908645
------------------------------------------------------------------------------------------------
Ticker Symbol                   VIMSX                            VIMAX
------------------------------------------------------------------------------------------------

Fund Profile--Vanguard Mid-Cap Value Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of value stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Performance/Risk Information
The Fund began operations on August 24, 2006, so performance information for a full calendar year is not yet available.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
---------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                            None
---------------------------------------------------------------------------
Purchase Fee                                                        None/1/
---------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                 None
---------------------------------------------------------------------------
Redemption Fee                                                      None
---------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)            $10/year/2/
---------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
---------------------------------------------------------------------------
Management Expenses                                                 0.03%
---------------------------------------------------------------------------
12b-1 Distribution Fee                                              None
---------------------------------------------------------------------------
Other Expenses                                                      0.23%
---------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                0.26%
---------------------------------------------------------------------------
1    The Fund reserves the right to deduct a purchase fee from future  purchases of shares.
2    If  applicable,  the account  maintenance  fee will be  deducted  from your annual  distribution of the Fund's dividends.  If your distribution is less than the fee, a fraction of a share may be  automatically  redeemed to make up the difference.


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27            $84            $146           $331
--------------------------------------------------------

This  example  should  not  be  considered  to  represent   actual  expenses  or
performance for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $111 million
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
Inception Date                  August 24, 2006
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MdCpVlln
----------------------------------------------------------------------------------------------
Vanguard Fund Number            835
----------------------------------------------------------------------------------------------
Cusip Number                    922908520
----------------------------------------------------------------------------------------------
Ticker Symbol                   VMVIX
----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Mid-Cap Growth Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks.



Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of growth stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Performance/Risk Information
The Fund began operations on August 24, 2006, so performance information for a full calendar year is not yet available.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                None
--------------------------------------------------------------------------------
Purchase Fee                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                     None
--------------------------------------------------------------------------------
Redemption Fee                                                          None
--------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)                 $10/year/2/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                     0.24%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                  None
--------------------------------------------------------------------------------
Other Expenses                                                          0.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    0.26%
--------------------------------------------------------------------------------
1    The Fund reserves the right to deduct a purchase fee from future  purchases of shares.
2    If  applicable,  the account  maintenance  fee will be  deducted  from your annual  distribution of the Fund's dividends.  If your distribution is less than the fee, a fraction of a share may be  automatically  redeemed to make up the difference.


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.




1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27            $84            $146          $331
--------------------------------------------------------


This  example  should  not  be  considered  to  represent   actual  expenses  or
performance for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------------
Net Assets (all share classes)  $46 million
---------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc. Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
---------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
---------------------------------------------------------------------------------------------
Inception Date                  August 24, 2006
---------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000
---------------------------------------------------------------------------------------------
Newspaper Abbreviation          MdCpGrln
---------------------------------------------------------------------------------------------
Vanguard Fund Number            832
---------------------------------------------------------------------------------------------
Cusip Number                    922908546
---------------------------------------------------------------------------------------------
Ticker Symbol                   VMGIX
---------------------------------------------------------------------------------------------

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG[] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.



Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1 Year        5 Years        10 Years    20 Years
---------------------------------------------------------------------
Best               54.2%         28.6%           19.9%        17.8%
---------------------------------------------------------------------
Worst             -43.1         -12.4            -0.8          3.1
---------------------------------------------------------------------
Average            12.3          10.4           11. 1         11.4
---------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.



Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:


                              Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------
Extended Market                     $2.5 billion
--------------------------------------------------
Mid-Cap                              6.6
--------------------------------------------------
Mid-Cap Value                        6.5
--------------------------------------------------
Mid-Cap Growth                       6.7
--------------------------------------------------

[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

--------------------------------------------------------------------------------
Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.



Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Account Maintenance and Custodial Fees
To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$10 per year--is deducted from the annual dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for Extended Market Index and Mid-Cap Index Funds represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Mid-Cap Value Index and Mid-Cap Growth Index Funds, the advisory expenses for each Fund represented an effective annual rate of 0.01% of each Fund's average net assets.


For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

The managers primarily responsible for the day-to-day management of the Funds are:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997 and the Mid-Cap Index and Mid-Cap Value Index Funds since their inception. Education: B.S.B.A., Shippensburg University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Mid-Cap Growth Index Fund since its inception. Education:
B.S., Villanova University.
--------------------------------------------------------------------------------

The  Statement  of  Additional   Information  provides  information  about  each
portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

..    Distributions  are taxable to you for federal income tax purposes,  whether or not you reinvest these amounts in additional Fund shares.

..    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

..    Any dividend and short-term  capital gains  distributions  that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

..    Any  distributions  of net  long-term  capital  gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

..    Capital gains  distributions  may vary  considerably from year to year as a result of the Funds' normal investment activities and cash flows.

..    A sale or exchange of Fund shares is a taxable  event.  This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

..    Dividend and capital gains  distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

..    Any conversion  between  classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup  withholding.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $34.26 per share. During the year, each Investor Share earned $0.447 from investment income (interest and dividends) and $4.440 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.467 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $38.68, reflecting earnings of $4.887 per share and distributions of $0.467 per share. This was an increase of $4.42 per share (from $34.26 at the beginning of the year to $38.68 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 14.27% for the year.

As of December 31, 2006, the Investor Shares had approximately $6.1 billion in net assets. For the year, the expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the net investment income amounted to 1.22% of average net assets. The Fund sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

Extended Market Index Fund Investor Shares
                                                                                                    Year Ended December 31,
                                             ------------------------------------------------------------------------------
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $34.26           $31.36           $26.66           $18.74            $23.09
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .447              .35             .284             .207               .19
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         4.440             2.88            4.701            7.926             (4.36)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                4.887             3.23            4.985            8.133             (4.17)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.467)            (.33)           (.285)           (.213)             (.18)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --                --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.467)            (.33)           (.285)           (.213)             (.18)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $38.68           $34.26           $31.36           $26.66            $18.74
---------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                14.27%           10.29%           18.71%           43.43%           -18.06%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (Millions)             $6,172           $5,441           $5,484           $4,259            $2,629
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets    0.25%            0.25%            0.25%            0.26%             0.26%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.22%            1.12%            1.05%            1.01%             0.88%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                  16%              27%/3/            17%               8%               17%
---------------------------------------------------------------------------------------------------------------------------
1    Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
3    Includes activity related to a change in the Fund's target index.

Extended Market Index Fund Admiral Shares
                                                                                                   Year Ended December 31,
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $34.28           $31.36           $26.66           $18.74            $23.09
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .503             .409             .315             .221              .201
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         4.440            2.880            4.701            7.926            (4.360)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                4.943            3.289            5.016            8.147            (4.159)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.523)           (.369)           (.316)           (.227)            (.191)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --                --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.523)           (.369)           (.316  )         (.227)            (.191)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $38.70           $34.28           $31.36           $26.66            $18.74
---------------------------------------------------------------------------------------------------------------------------
Total Return                                   14.43%           10.47%           18.82%           43.51%           -18.02%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period                      $3,137           $2,379           $1,353           $1,075              $611
(Millions)
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets   0.10%            0.10%            0.15%            0.20%             0.20%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.37%            1.27%            1.15%            1.07%             0.94%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  16%              27%/2/           17%               8%               17%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Mid-Cap Index Fund Investor Shares
                                                                                                   Year Ended December 31,
                                             ------------------------------------------------------------------------------
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $17.63           $15.64           $13.13            $9.88            $11.81
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .253             .198             .159             .122              .088
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         2.144            1.983            2.512            3.250            (1.798)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                2.397            2.181            2.671            3.372            (1.710)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.247)           (.191)           (.161)           (.122)            (.093)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --             (.127)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.247)           (.191)           (.161)           (.122)            (.220)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $19.78           $17.63           $15.64           $13.13             $9.88
---------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                13.60%           13.93%           20.35%           34.14%           -14.61%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $7,677           $6,399           $5,234           $3,610            $2,267
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net          0.22%            0.22%            0.22%            0.26%             0.26%
Assets
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.43%            1.36%            1.26%            1.20%             0.85%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                  18%              18%              16%           73%/3/               18%
---------------------------------------------------------------------------------------------------------------------------
1    Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
3    Includes activity related to a change in the Fund's target index.

Mid-Cap Index Fund Admiral Shares
                                                                                                    Year Ended December 31,
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $79.98           $70.92           $59.55           $44.81            $53.56
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           1.226             .946             .771             .593              .431
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         9.725            9.022           11.383           14.742            (8.154)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               10.951            9.968           12.154           15.335            (7.723)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (1.201)           (.908)           (.784)           (.595)            (.451)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --             (.576)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.201)           (.908)           (.784  )         (.595)           (1.027)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $89.73           $79.98           $70.92           $59.55            $44.81
---------------------------------------------------------------------------------------------------------------------------
Total Return                                   13.69%           14.04%           20.42%           34.24%            -14.55%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $4,075           $2,852           $1,196              $842             $411
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets   0.13%            0.13%            0.13%            0.18%              0.18%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.52%            1.45%            1.35%            1.31%              0.94%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  18%              18%              16%           73%/2/                18%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Mid-Cap Value Index Fund Investor Shares
                                                                August 24/1/ to
                                                              December 31, 2006

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $20.00
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                                       .14
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     2.34
--------------------------------------------------------------------------------
Total from Investment Operations                                           2.48
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income                                       (.14)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
Total Distributions                                                        (.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $22.34
--------------------------------------------------------------------------------
Total Return/2/                                                          12.40%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $65
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                           0.26%/4/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    2.50%/4/
--------------------------------------------------------------------------------
Turnover Rate/3/                                                            16%
--------------------------------------------------------------------------------
1    Inception.
2    Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the fund's capital  shares, including ETF Creation Units.
4    Annualized.

Mid-Cap Growth Index Fund Investor Shares
                                                                August 24/1/ to
                                                              December 31, 2006

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $20.00
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                                       .09
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     1.77
--------------------------------------------------------------------------------
Total from Investment Operations                                           1.86
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.08)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
Total Distributions                                                       (.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $21.78
--------------------------------------------------------------------------------
Total Return/2/                                                            9.30%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $24
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                          0.26%/4/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    1.00%/4/
--------------------------------------------------------------------------------
Turnover Rate/3/                                                            20%
--------------------------------------------------------------------------------
1    Inception.
2    Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the fund's capital  shares, including ETF Creation Units.
4    Annualized.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request
By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for Funds and share classes in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

..    Other retirement plan accounts  receiving special  administrative  services from Vanguard; or

..    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks"and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

Conversions From Investor Shares Into Admiral Shares
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.

Self-directed conversions. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.

Tenure conversions. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


Conversions Into Institutional Shares
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Automatic conversions do not apply to accounts that qualify for Institutional Shares.


Mandatory Conversions Into Investor Shares or Admiral Shares
If an investor no longer meets the requirements for Institutional Shares or Admiral Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.



Redeeming Shares



How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
40

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Transactions   through  Vanguard's  Automatic  Investment  Plan,  Automatic
     Exchange  Service,  Direct  Deposit  Service,  Automatic  Withdrawal  Plan,
     Required  Minimum   Distribution   Service,  and  Vanguard  Small  Business
     Online/(R)/.

..    Redemptions of shares to pay fund or account fees.

..    Transaction  requests  submitted by mail to Vanguard from  shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

..    Transfers and re-registrations of shares within the same fund.

..    Purchases of shares by asset transfer or direct rollover.

..    Conversions of shares from one share class to another in the same fund.

..    Checkwriting redemptions.

..    Section 529 college savings plans.


..    Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares.

..    Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions  (Other Than Defined  Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

..    Authorization  to act on the  account  (as the  account  owner  or by legal documentation or other means).

..    Account registration and address.

..    Social Security or employer identification number.

..    Fund name and account number, if applicable.

..    Other  information  relating to the  caller,  the  account  holder,  or the account.



Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

..    The fund name and account number.

..    The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

..    Signatures of all registered owners.

..    Signature guarantees, if required for the type of transaction.*

..    Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please  see  Frequent-Trading   Limits--Accounts   Held  by  Intermediaries  for
information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.



Low-Balance Accounts
All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a
                                                                              45
fraudulent   transaction  may  occur  or  has  occurred;   (4)  alter,   impose,
discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



Fund and Account Updates



Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Mid-Capitalization Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

..    Performance assessments and comparisons with industry benchmarks.

..    Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web

Vanguard.com For the most complete source of Vanguard news 24 hours a day, 7 days For fund, account, and service information a week For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)        For exchange transactions (subject to limitations)
 /800-662-6273          Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                      : Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110 Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900 Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:




                                     Investor Shares  Admiral Shares
Vanguard Extended Market Index Fund              98              598
----------------------------------------------------------------------
Vanguard Mid-Cap Index Fund                      859            5859
----------------------------------------------------------------------
Vanguard Mid-Cap Value Index Fund                835              --
----------------------------------------------------------------------
Vanguard Mid-Cap Growth Index Fund               832              --
----------------------------------------------------------------------




























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

ETF Shares

In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Investor Shares or Admiral Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund currently offers an ETF Share class:


Fund                               ETF Shares                    AMEX Trading
-------------------------------------------------------------------------------
Vanguard Extended Market Index     Vanguard                      VXF
Fund                               Extended Market ETF
-------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund        Vanguard                      VO
                                   Mid-Cap ETF
-------------------------------------------------------------------------------
Vanguard Mid-Cap Value Index Fund  Vanguard                      VOE
                                   Mid-Cap Value ETF
-------------------------------------------------------------------------------
Vanguard Mid-Cap Growth Index      Vanguard                      VOT
Fund                               Mid-Cap Growth ETF
-------------------------------------------------------------------------------

Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Investor Shares and Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.

Differences Between ETF Shares and Conventional Mutual Fund Shares Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.


Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

..    The market price of a fund's ETF Shares will vary  somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

..    ETF  Shares  cannot be  redeemed  with the Fund,  except in  Creation  Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

..    Trading of a fund's ETF Shares on the AMEX may be halted if AMEX  officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:


ETF Shares               Expense Ratio
---------------------------------------

Extended Market ETF              0.08%
---------------------------------------
Mid-Cap ETF                      0.13
---------------------------------------
Mid-Cap Value ETF                0.13
---------------------------------------
Mid-Cap Growth ETF               0.13
---------------------------------------




Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.



Conversion Privilege
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.


Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

..    The conversion  transaction  is nontaxable  except,  as applicable,  to the limited extent as previously described.

..    The  conversion  process can take  anywhere  from  several  days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

..    Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

..    During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

[VANGUARD LOGO]
P.O. Box 2600 Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information If you would
like more information about Vanguard
U.S. Stock Index Mid-Capitalization Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the
Funds' investments is available in the
unds' annual and semiannual report to
shareholders. In the annual report,
you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600 Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
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Information Provided by the Securities and
Exchange Commission (SEC) You can
review and copy information about
the Funds (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the
Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652
(C) 2007 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.


P859 042007

Vanguard/(R)/ U.S. Stock Index
Mid-Capitalization Funds
>  Prospectus


Investor Shares for Participants
April 27, 2007


Vanguard Extended Market Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Mid-Cap Growth Index Fund


This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

-------------------------------------------------------------------------------
An Introduction to        1       The Funds and Vanguard                  17
Index Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       Investment  Advisor                     18
-------------------------------------------------------------------------------
 Extended Market          2       Dividends, Capital Gains, and Taxes     19
 IndexFund
-------------------------------------------------------------------------------
 Mid-Cap Index Fund       5       Share Price                             20
-------------------------------------------------------------------------------
 Mid-Cap Value Index      8       Financial Highlights                    21
 Fund
-------------------------------------------------------------------------------
 Mid-Cap Growth Index    10       Investing With Vanguard                 27
 Fund
-------------------------------------------------------------------------------
More on the Funds        12       Accessing Fund Information by Computer  29
-------------------------------------------------------------------------------
                                  Glossary of Investment Terms            30
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Funds'  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


..    Variety of investments.  Most Vanguard index funds generally  invest in the securities of a wide variety of companies and industries.


..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about four Vanguard U.S. Stock Index Funds. Three of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                 Seeks to Track
----------------------------------------------------------------
Vanguard Extended Market Index Fund  Mid- and small-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Index Fund*         Mid-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Value Index Fund*   Mid-cap value stocks
----------------------------------------------------------------
Vanguard Mid-Cap Growth Index Fund*  Mid-cap growth stocks
----------------------------------------------------------------
* Indexed to
  MSCI (Logo)

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Extended Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment  style risk,  which is the chance that  returns  from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
Scale -40%  -- 60%

1997    26.73%
1998     8.32
1999    36.22
2000   -15.55
2001    -9.13
2002   -18.06
2003    43.43
2004    18.71
2005    10.29
2006    14.27
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 29.54% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.05% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006

                                         1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Vanguard Extended Market Index Fund       14.27%         11.95%           9.70%
Investor Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
Dow Jones Wilshire                        16.07%         12.40%           9.75%
4500 Completion Index
--------------------------------------------------------------------------------
Spliced Extended Market Index/1/          14.27          12.07            9.59
--------------------------------------------------------------------------------
S&P Completion Index                      14.27             --              --
--------------------------------------------------------------------------------
1 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.
                                                                               3

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.21 %
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.04%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.25%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------


This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.
4

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.74 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  December 21, 1987
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          Extnd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            98
-----------------------------------------------------------------------------------------------
Cusip Number                    922908207
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEXMX
-----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Mid-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
Scale -40%  -- 60%

1999  15.32%
2000  18.10
2001  -0.50
200  -14.61
2003  34.14
2004  20.35
2005  13.93
2006  13.60
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 17.96% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.56% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                1 Year           5 Years      Since Inception/1/

Vanguard Mid-Cap Index          13.60%            12.28%                11.85%
Fund Investor Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P MidCap 400 Index            10.32%            10.89%                10.82%
--------------------------------------------------------------------------------
Spliced Mid Cap Index/2/        13.75             12.28                 11.65
--------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index       13.75                --                    --
--------------------------------------------------------------------------------
1 Since-inception returns are from May 21, 1998--the inception date of the Investor Shares--through December 31, 2006.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.



Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.19%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.22%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$23           $71           $124          $280
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $18 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  May 21, 1998
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCp
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            859
-----------------------------------------------------------------------------------------------
Cusip Number                    922908843
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIMSX
-----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Mid-Cap Value Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks.

Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of value stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information
The Fund began operations on August 24, 2006, so performance information for a full calendar year is not yet available.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.03%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.23%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.26%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------

This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $111 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  August 24, 2006
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCpVlln
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            835
-----------------------------------------------------------------------------------------------
Cusip Number                    922908520
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VMVIX
-----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Mid-Cap Growth Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of growth stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The Fund began operations on August 24, 2006, so performance information for a full calendar year is not yet available.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.24%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.26%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. These results apply whether or not you redeem your investment at the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $46 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  August 24, 2006
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCpGrln
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            832
-----------------------------------------------------------------------------------------------
Cusip Number                    922908546
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VMGIX
-----------------------------------------------------------------------------------------------



More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1 Year        5 Years        10 Years    20 Years
---------------------------------------------------------------------
Best               54.2%         28.6%           19.9%        17.8%
---------------------------------------------------------------------
Worst             -43.1         -12.4            -0.8          3.1
---------------------------------------------------------------------
Average            12.3          10.4           11. 1         11.4
---------------------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:


                              Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------
Extended Market                     $2.5 billion
--------------------------------------------------
Mid-Cap                              6.6
--------------------------------------------------
Mid-Cap Value                        6.5
--------------------------------------------------
Mid-Cap Growth                       6.7
--------------------------------------------------


[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------


Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.



Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.


..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for Extended Market Index and Mid-Cap Index Funds represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Mid-Cap Value Index and Mid-Cap Growth Index Funds, the advisory expenses for each Fund represented an effective annual rate of 0.01% of each Fund's average net assets.


For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

The managers primarily responsible for the day-to-day management of the Funds are:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997 and the Mid-Cap Index, and Mid-Cap Value Index Funds since their inception. Education: B.S.B.A., Shippensburg University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Mid-Cap Growth Index Fund since its inception. Education:
B.S., Villanova University.
--------------------------------------------------------------------------------

The  Statement  of  Additional   Information  provides  information  about  each
portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and
(2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $34.26 per share. During the year, each Investor Share earned $0.447 from investment income (interest and dividends) and $4.440 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.467 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $38.68, reflecting earnings of $4.887 per share and distributions of $0.467 per share. This was an increase of $4.42 per share (from $34.26 at the beginning of the year to $38.68 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 14.27% for the year.

As of December 31, 2006, the Investor Shares had approximately $6.1 billion in net assets. For the year, the expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the net investment income amounted to 1.22% of average net assets. The Fund sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

Extended Market Index Fund Investor Shares
                                                                                                    Year Ended December 31,
                                             ------------------------------------------------------------------------------
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $34.26           $31.36           $26.66           $18.74            $23.09
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .447              .35             .284             .207               .19
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         4.440             2.88            4.701            7.926             (4.36)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                4.887             3.23            4.985            8.133             (4.17)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.467)            (.33)           (.285)           (.213)             (.18)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --                --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.467)            (.33)           (.285)           (.213)             (.18)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $38.68           $34.26           $31.36           $26.66            $18.74
---------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                14.27%           10.29%           18.71%           43.43%           -18.06%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (Millions)             $6,172           $5,441           $5,484           $4,259            $2,629
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets    0.25%            0.25%            0.25%            0.26%             0.26%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.22%            1.12%            1.05%            1.01%             0.88%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  16%              27%/2/              17%               8%            17%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.


Mid-Cap Index Fund Investor Shares
                                                                                                   Year Ended December 31,
                                             ------------------------------------------------------------------------------
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $17.63           $15.64           $13.13            $9.88            $11.81
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .253             .198             .159             .122              .088
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         2.144            1.983            2.512            3.250            (1.798)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                2.397            2.181            2.671            3.372            (1.710)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.247)           (.191)           (.161)           (.122)            (.093)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --             (.127)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.247)           (.191)           (.161)           (.122)            (.220)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $19.78           $17.63           $15.64           $13.13             $9.88
---------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                13.60%           13.93%           20.35%           34.14%           -14.61%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $7,677           $6,399           $5,234           $3,610            $2,267
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net          0.22%            0.22%            0.22%            0.26%             0.26%
Assets
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.43%            1.36%            1.26%            1.20%             0.85%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  18%              18%              16%           73%/2/               18%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Mid-Cap Value Index Fund Investor Shares
                                                                August 24/1/ to
                                                              December 31, 2006

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $20.00
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                                       .14
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     2.34
--------------------------------------------------------------------------------
Total from Investment Operations                                           2.48
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income                                       (.14)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
Total Distributions                                                        (.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $22.34
--------------------------------------------------------------------------------
Total Return                                                             12.40%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $65
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                           0.26%/3/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    2.50%/3/
--------------------------------------------------------------------------------
Turnover Rate/2/                                                            16%
--------------------------------------------------------------------------------
1    Inception.
2    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the fund's capital  shares, including ETF Creation Units.
3    Annualized.

Mid-Cap Growth Index Fund Investor Shares
                                                                August 24/1/ to
                                                              December 31, 2006

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $20.00
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                                       .09
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     1.77
--------------------------------------------------------------------------------
Total from Investment Operations                                           1.86
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.08)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
Total Distributions                                                       (.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $21.78
--------------------------------------------------------------------------------
Total Return                                                              9.30%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $24
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                           0.26%/3/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    1.00%/3/
--------------------------------------------------------------------------------
Turnover Rate/2/                                                            20%
--------------------------------------------------------------------------------
1    Inception.
2    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the fund's capital  shares, including ETF Creation Units.
3    Annualized.

Investing With Vanguard

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

..    If you have any questions about a Fund or Vanguard, including those about a
     Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

..    If you have questions about your account,  contact your plan  administrator or the organization that provides recordkeeping services for your plan.

..    Be sure to  carefully  read each topic that  pertains to your  transactions with Vanguard.

..    Vanguard  reserves the right to change these policies  without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


..    You must wait 60 days before exchanging back into the fund.

..    The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares within the same fund.

..    Conversions of shares from one share class to another in the same fund.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

..    Certain investment options,  particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

..    Be sure to read that  fund's  prospectus.  Contact  Vanguard's  Participant
     Access Center, toll-free, at 800-523-1188 for a copy.

..    Vanguard can accept exchanges only as permitted by your plan.  Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The
McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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32

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

[SHIP] [VANGUARD LOGO]
Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information
about Vanguard U.S. Stock Index
Mid-Capitalization Funds, the following
documents are available free upon
request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to shareholders.
 In the annual reports, you will
find a discussion of the market
conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900 Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC.
To find out more about this
public service, call the SEC at 202-551-8090.
Reports and other information
about the Funds are also available
in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I859 042007

Vanguard/(R)/ U.S. Stock Index
Mid-Capitalization Funds

>  Prospectus


Admiral(TM) Shares for Participants
April 27, 2007


Vanguard Extended Market Index Fund
Vanguard Mid-Cap Index Fund

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------
An Introduction to        1       Dividends, Capital Gains, and Taxes     14
Index Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       Share Price                             15
-------------------------------------------------------------------------------
 Extended Market          2       Financial Highlights                    17
 IndexFund
-------------------------------------------------------------------------------
 Mid-Cap Index Fund       5       Investing With Vanguard                 20
-------------------------------------------------------------------------------
More on the Funds         8       Accessing Fund Information by Computer  22
-------------------------------------------------------------------------------
 The Funds and           13       Glossary of Investment Terms            23
 Vanguard
-------------------------------------------------------------------------------
 Investment Advisor      14
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


..    Variety of investments.  Most Vanguard index funds generally  invest in the securities of a wide variety of companies and industries.


..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about two of the Vanguard Mid-Capitalization Funds. The Mid-Cap Index Fund uses an index licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                 Seeks to Track
----------------------------------------------------------------
Vanguard Extended Market Index Fund  Mid- and small-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Index Fund*         Mid-cap stocks
----------------------------------------------------------------

*Indexed to
 MSCI (Logo)

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Extended Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.



Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment  style risk,  which is the chance that  returns  from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------

Scale -40%  --  60%

2001    -9.09%
2002   -18.02
2003    43.51
2004    18.82
2005    10.47
2006    14.43
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.08% (quarter ended September 30, 2001).


Average Annual Total Returns for Periods Ended December 31, 2006

                                      1 Year     5 Years      Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Extended Market Index Fund   14.43%       12.06%                7.27%
Admiral Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
Dow Jones Wilshire                    16.07%       12.40%                7.47%
4500 Completion Index
--------------------------------------------------------------------------------
Spliced Extended Market Index/2/      14.27        12.07                 7.21
--------------------------------------------------------------------------------
S&P Completion Index                  14.27           --                   --
--------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.08%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.10%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.74 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--December 21, 1987
                                Admiral Shares--November 13, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ExtndAdml
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            598
-----------------------------------------------------------------------------------------------
Cusip Number                    922908694
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEXAX
-----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Mid-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares
------------------------------------------------------------

Scale -40%  --  60%

2002   -14.55%
2003    34.24
2004    20.42
2005    14.04
2006    13.69
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 16.37% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.53% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                         1 Year   5 Years     Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Mid-Cap Index
Fund Admiral Shares                      13.69%    12.36%              13.72%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                     10.32%    10.89%              12.27%
--------------------------------------------------------------------------------
Spliced Mid Cap Index/2/                 13.75     12.31               13.68
--------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index                13.75       --                   --
--------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.



Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.11%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.13%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years       5 Years       10 Years
---------------------------------------------------------
$13            $42           $73           $166
---------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $18 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 21, 1998
                                Admiral Shares--November 12, 2001
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCpAdml
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5859
-----------------------------------------------------------------------------------------------
Cusip Number                    922908645
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIMAX
-----------------------------------------------------------------------------------------------



More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1 Year        5 Years        10 Years    20 Years
---------------------------------------------------------------------
Best               54.2%         28.6%           19.9%        17.8%
---------------------------------------------------------------------
Worst             -43.1         -12.4            -0.8          3.1
---------------------------------------------------------------------
Average            12.3          10.4           11. 1         11.4
---------------------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.


Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:

                              Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------


Extended Market                     $2.5 billion
--------------------------------------------------
Mid-Cap                              6.6
--------------------------------------------------



[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Mid-Cap Index Fund uses the replication method of indexing, meaning that the Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index. Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.



Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund represented an effective annual rate of less than 0.01 of each Fund's average net assets.


For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
Plain Talk About the Funds' Portfolio Manager

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997, and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2006 with a net asset value (price) of $34.28 per share. During the year, each Admiral Share earned $0.503 from investment income (interest and dividends) and $4.440 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.523 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $38.70, reflecting earnings of $4.943 per share and distributions of $0.523 per share. This was an increase of $4.42 per share (from $34.28 at the beginning of the year to $38.70 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 14.43% for the year.

As of December 31, 2006, the Admiral Shares had approximately $3.1 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 1.37% of average net assets. The Fund sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

Extended Market Index Fund Admiral Shares
                                                                                                   Year Ended December 31,
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $34.28           $31.36           $26.66           $18.74            $23.09
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .503             .409             .315             .221              .201
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         4.440            2.880            4.701            7.926            (4.360)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                4.943            3.289            5.016            8.147            (4.159)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.523)           (.369)           (.316)           (.227)            (.191)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --                --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.523)           (.369)           (.316)           (.227)            (.191)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $38.70           $34.28           $31.36           $26.66            $18.74
---------------------------------------------------------------------------------------------------------------------------
Total Return                                   14.43%           10.47%           18.82%           43.51%           -18.02%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period                      $3,137           $2,379           $1,353           $1,075              $611
(Millions)
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets   0.10%            0.10%            0.15%            0.20%             0.20%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.37%            1.27%            1.15%            1.07%             0.94%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  16%              27%/2/           17%               8%               17%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Mid-Cap Index Fund Admiral Shares
                                                                                                    Year Ended December 31,
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $79.98           $70.92           $59.55           $44.81            $53.56
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           1.226             .946             .771             .593              .431
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         9.725            9.022           11.383           14.742            (8.154)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               10.951            9.968           12.154           15.335            (7.723)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (1.201)           (.908)           (.784)           (.595)            (.451)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --             (.576)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.201)           (.908)           (.784  )         (.595)           (1.027)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $89.73           $79.98           $70.92           $59.55            $44.81
---------------------------------------------------------------------------------------------------------------------------
Total Return                                   13.69%           14.04%           20.42%           34.24%            -14.55%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $4,075           $2,852           $1,196              $842             $411
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets   0.13%            0.13%            0.13%            0.18%              0.18%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.52%            1.45%            1.35%            1.31%              0.94%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  18%              18%              16%           73%/2/                18%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Investing With Vanguard

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

..    If you have any questions about a Fund or Vanguard, including those about a
     Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

..    If you have questions about your account,  contact your plan  administrator or the organization that provides recordkeeping services for your plan.

..    Be sure to  carefully  read each topic that  pertains to your  transactions with Vanguard.

..    Vanguard  reserves the right to change these policies  without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


..    You must wait 60 days before exchanging back into the fund.

..    The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares within the same fund.

..    Conversions of shares from one share class to another in the same fund.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

..    Certain investment options,  particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

..    Be sure to read that  fund's  prospectus.  Contact  Vanguard's  Participant
     Access Center, toll-free, at 800-523-1188 for a copy.

..    Vanguard can accept exchanges only as permitted by your plan.  Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.






Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The
McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

[SHIP] [VANGUARD LOGO]

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more
 information about Vanguard U.S. Stock Index
Mid-Capitalization Funds,
the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to shareholders.
In the annual reports, you will
find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the
latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900 Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC.
To find out more about this
public service, call the SEC at 202-551-8090.
Reports and other information
about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I5859 042007

Vanguard/(R)/ U.S. Stock Index
Mid-Capitalization Funds

>  Prospectus


Signal(TM) Shares
April 27, 2007


Vanguard Extended Market Index Fund
Vanguard Mid-Cap Index Fund


This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
-------------------------------------------------------------------------------
An Introduction to Index Funds     1       Investing With Vanguard        23
-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Purchasing Shares              23
-------------------------------------------------------------------------------
 Extended Market Index Fund        2       Converting Shares              26
-------------------------------------------------------------------------------
 Mid-Cap Index Fund                6       Redeeming Shares               27
-------------------------------------------------------------------------------
More on the Funds                 10       Exchanging Shares              30
-------------------------------------------------------------------------------
 The Funds and Vanguard           15       Frequent-Trading Limits        30
-------------------------------------------------------------------------------
 Investment Advisor               15       Other Rules You Should Know    32
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    16       Fund and Account Updates       35
 Taxes
-------------------------------------------------------------------------------
 Share Price                      19       Contacting Vanguard            37
-------------------------------------------------------------------------------
Financial Highlights              20       ETF Shares                     39
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms   44
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers the Funds' Signal Shares, which are generally for investors who invest a minimum of $1 million.


A separate prospectus offers the Fund's Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million. Another prospectus offers Investor Shares as well as Admiral(TM) Shares. In addition, the Fund provides an exchange-traded class of shares (Vanguard ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 39 to 43 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


..    Variety of investments.  Most Vanguard index funds generally  invest in the securities of a wide variety of companies and industries.


..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.



Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about two of the Vanguard Mid-Capitalization Funds. The Mid-Cap Index Fund uses an index licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).



Fund                                 Seeks to Track
----------------------------------------------------------------
Vanguard Extended Market Index Fund  Mid- and small-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Index Fund*         Mid-cap stocks
----------------------------------------------------------------

* Indexed to
  MSCI (Logo)


On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Extended Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment  style risk,  which is the chance that  returns  from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. ecause there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard
Extended Market Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns - Admiral Shares
-----------------------------------------------------------

Annual Total Returns--Admiral Shares
------------------------------------------------------------

Scale -40%  --  60%

2001    -9.09%
2002   -18.02
2003    43.51
2004    18.82
2005    10.47
2006    14.43
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.08% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006

                                 1 Year         5 Years       Since Inception/1/
-------------------------------------------------------------------------------
Vanguard Extended Market Index Fund Admiral Shares
-------------------------------------------------------------------------------
Return Before Taxes               14.43%          12.06%                7.27%
-------------------------------------------------------------------------------
Return After Taxes on             14.13           11.78                  6.26
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of          9.61           10.43                  5.73
Fund Shares
-------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
Dow Jones Wilshire 4500           16.07%          12.40%                 7.47%
Completion Index
-------------------------------------------------------------------------------
Spliced Extended Market Index/2/  14.27           12.07                  7.21
-------------------------------------------------------------------------------
S&P Completion Index              14.27              --                    --
-------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter. The Fund adopted the S&P Completion Index as its target Index on September 17, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
Fees paid directly from your investment
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
-------------------------------------------------------------------------------
Management Expenses                                         0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.01%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.10%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Admiral Shares--November 13, 2000
                                Signal Shares--August 17, 2006
-----------------------------------------------------------------------------------------------
Minimum Inital Investment       $1 million
-----------------------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor Shares if you are no longer eligible for Signal Shares
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ExtndSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1342
-----------------------------------------------------------------------------------------------
Cusip Number                    922908439
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEMSX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Mid-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Mid-Cap Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on the net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------

Scale -40%  --  60%

2002   -14.55%
2003    34.24
2004    20.42
2005    14.04
2006    13.69
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 16.37% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.53% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                 1 Year         5 Years      Since  Inception/1/
-------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund Admiral Shares
-------------------------------------------------------------------------------
Return Before Taxes               13.69%          12.36%               13.72%
-------------------------------------------------------------------------------
Return After Taxes on             13.44           12.04                 13.35
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of          9.17           10.69                 11.88
Fund Shares
-------------------------------------------------------------------------------
Comparative Indexes (reflects no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
S&P MidCap 400 Index              10.32%          10.89%               12.27%
-------------------------------------------------------------------------------
Spliced Mid Cap Index/2/          13.75           12.31                13.68
-------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index         13.75              --                   --
-------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter. The Fund adopted the S&P Completion Index as its target Index on September 17, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.10%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.13%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $18 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Admiral Shares--November 12, 2001
                                Signal Shares--August 17, 2006
-----------------------------------------------------------------------------------------------
Minimum Inital Investment       $1 million
-----------------------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor Shares if you are no longer eligible for Signal Shares
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCpSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1344
-----------------------------------------------------------------------------------------------
Cusip Number                    922908447
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VMCSX
-----------------------------------------------------------------------------------------------

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1 Year        5 Years        10 Years    20 Years
---------------------------------------------------------------------
Best               54.2%         28.6%           19.9%        17.8%
---------------------------------------------------------------------
Worst             -43.1         -12.4            -0.8          3.1
---------------------------------------------------------------------
Average            12.3          10.4           11. 1         11.4
---------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:



                              Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------
Extended Market                     $2.5 billion
--------------------------------------------------
Mid-Cap                              6.6
--------------------------------------------------


[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap and mid-cap stocks have been more volatile than the large-cap stocks that dominate the market and they often perform quite differently.



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Mid-Cap Index Fund uses the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.



Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund represented an effective annual rate of less than 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Manager

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997, and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes



Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

..    Distributions  are taxable to you for federal income tax purposes,  whether or not you reinvest these amounts in additional Fund shares.

..    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

..    Any dividend and short-term  capital gains  distributions  that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

..    Any  distributions  of net  long-term  capital  gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

..    Capital gains  distributions  may vary  considerably from year to year as a result of the Fund's normal investment activities and cash flows.

..    A sale or exchange of Fund shares is a taxable  event.  This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

..    Dividend and capital gains  distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

..    Any conversion  between  classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



General Information

Backup  withholding.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:

..    Provide us with your correct taxpayer identification number;

..    Certify that the taxpayer identification number is correct; and

..    Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Note: This prospectus offers each Fund's Signal Shares, not the Admiral Shares. Information for the Admiral Shares is shown here for the Mid-Cap Index Fund because the Fund's Signal Shares have not commenced operations. However, the two share classes invest in the same portfolio securities and will have the same financial performance, except to the extent that their operating expenses may differ.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund's Signal Shares as an example. The Signal Shares began fiscal period ending December 31, 2006, with a net asset value (price) of $30.79 per share. During the period, each Fund share earned $0.173 from investment income (interest and dividends) and $2.698 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.401 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $33.26, reflecting earnings of $2.871 per share and distributions of $0.401 per share. This was an increase of $2.47 per share (from $30.79 at the beginning of the period to $33.26 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 9.33% for the period.

As of December 31, 2006, the Signal Shares had approximately $408 million in net assets. For the period, the annualized expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the annualized net investment income amounted to 1.37% of average net assets. The Fund sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

Extended Market Index Fund Signal Shares
                                                  September 1/1 /to
                                                       December 31,
                                                              2006
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $30.79
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                          .173
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)on Investments         2.698
--------------------------------------------------------------------------------
Total from Investment Operations                              2.871
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income                         (.401)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --
--------------------------------------------------------------------------------
Total Distributions                                          (.401)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $33.26
--------------------------------------------------------------------------------
Total Return                                                  9.33%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of                                             $408
Period (Millions)
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets              0.10%/3/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       1.37%/3/
--------------------------------------------------------------------------------
Turnover Rate/2/                                                16%
--------------------------------------------------------------------------------
1    Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.
3    Annualized.

Mid-Cap Index Fund Admiral Shares
                                                                                                    Year Ended December 31,
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $79.98           $70.92           $59.55           $44.81            $53.56
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           1.226             .946             .771             .593              .431
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         9.725            9.022           11.383           14.742            (8.154)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               10.951            9.968           12.154           15.335            (7.723)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (1.201)           (.908)           (.784)           (.595)            (.451)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --             (.576)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.201)           (.908)           (.784  )         (.595)           (1.027)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $89.73           $79.98           $70.92           $59.55            $44.81
---------------------------------------------------------------------------------------------------------------------------
Total Return                                   13.69%           14.04%           20.42%           34.24%            -14.55%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $4,075           $2,852           $1,196              $842             $411
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets   0.13%            0.13%            0.13%            0.18%              0.18%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.52%            1.45%            1.35%            1.31%              0.94%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  18%              18%              16%           73%/2/                18%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Signal Shares

To open and maintain an account. $1 million for new investors. Investment minimums may differ for certain categories of investors. Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account. Institutional clients should contact Vanguard for information on special rules that may apply to them.

..    Institutional  clients  whose  accounts  are not  recordkept  by  Vanguard.
     Institutional   clients   (including   but   not   limited   to   financial
     intermediaries; defined benefit and contribution plan clients; endowments; and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares if the total amount aggregated among all accounts held by the client and invested in a single Signal Shares fund is at least $1 million.

..    Institutional   intermediary   clients.   Institutional  clients  that  are
     financial intermediaries generally may hold Signal Shares only if the total amount invested across all accounts held by the intermediary in the Fund is at least $5 million. Signal Shares generally are not available to financial intermediaries that serve as retail fund supermarkets.

..    Institutional   clients   whose   accounts  are   recordkept  by  Vanguard.
     Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Total assets held by the client at Vanguard and average participant account balances must also meet or exceed certain eligibility minimums for Signal Shares. Please contact your Vanguard representative to determine whether your accounts qualify.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # ." For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m.,

Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.
                                                                              25

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Signal Shares
You may convert Investor Shares into Signal Shares at any time if you meet the eligibility requirements for Signal Shares. Vanguard will not automatically convert accounts holding Investor Shares that qualify for conversion into Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Conversions From Admiral Shares Into Signal Shares
The Fund may convert an eligible investor's Admiral Shares into Signal Shares. The Fund will notify the investor in writing before any automatic conversion into Signal Shares. You may instruct the Fund if you do not wish to convert into Signal Shares. In such cases, your Admiral Shares will be converted into Investor Shares.

Conversions Into Institutional Shares
You are eligible for a self-directed conversion from Signal Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million and you meet all eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Automatic conversions do not apply to accounts that qualify for Institutional Shares.

Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Signal Shares, the Fund may automatically convert the investor's Signal Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven
                                                                              29
calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Transactions   through  Vanguard's  Automatic  Investment  Plan,  Automatic
     Exchange  Service,  Direct  Deposit  Service,  Automatic  Withdrawal  Plan,
     Required  Minimum   Distribution   Service,  and  Vanguard  Small  Business
     Online/(R)/.

..    Redemptions of shares to pay fund or account fees.

..    Transaction  requests  submitted by mail to Vanguard from  shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

..    Transfers and re-registrations of shares within the same fund.

..    Purchases of shares by asset transfer or direct rollover.

..    Conversions of shares from one share class to another in the same fund.

..    Checkwriting redemptions.

..    Section 529 college savings plans.

..    Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares.

..    Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

..    Authorization  to act on the  account  (as the  account  owner  or by legal documentation or other means).

..    Account registration and address.

..    Social Security or employer identification number.

..    Fund name and account number, if applicable.


..    Other  information  relating to the  caller,  the  account  holder,  or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

..    The fund name and account number.

..    The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

..    Signatures of all registered owners.

..    Signature guarantees, if required for the type of transaction.*

..    Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Signal Shares through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine whether Signal Shares are available through that firm and to learn about other rules that may apply.

Please  see  Frequent-Trading   Limits--Accounts   Held  by  Intermediaries  for
information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.



Low-Balance Accounts
Each Fund reserves the right to convert an investor's Signal Shares into Admiral Shares or Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vangurd reserves the right, without prior notice, to change the eligibility requirements or its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates



Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.
                                                                              35

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Mid-Capitalization Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

..    Performance assessments and comparisons with industry benchmarks.

..    Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R) /      For exchange transactions (subject to limitations)
 800-662-6273           Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
----------------------------------------------------------------------------------------
Signal Service Centers  For information regarding Signal Shares
                        For institutional intermediary clients: 800-997-2798
                        For institutional clients whose accounts
                        are notrecordkept at Vanguard: 888-809-8102
                        For institutional clients whose accounts are recordkept at
                        Vanguard: 800-523-1188
                        For most Signal Share transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only:  Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


                                             Signal Shares
------------------------------------------------------------
Vanguard Extended Market Index Fund          1342
------------------------------------------------------------
Vanguard Mid-Cap Index Fund                  1344
------------------------------------------------------------









Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

ETF Shares


In addition to Signal Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Signal Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.


Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund currently offers an ETF Share class:


Fund                               ETF Shares                    AMEX Trading
-------------------------------------------------------------------------------
Vanguard Extended Market Index     Vanguard                      VXF
Fund                               Extended Market ETF
-------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund        Vanguard                      VO
                                   Mid-Cap ETF
-------------------------------------------------------------------------------


Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER Shares.


Although ETF Shares represent an investment in the same portfolio of securities as Signal Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.


The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.



Differences Between ETF Shares and Conventional Mutual Fund Shares Signal Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.


An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

..    The market price of a fund's ETF Shares will vary  somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

..    ETF  Shares  cannot be  redeemed  with the Fund,  except in  Creation  Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

..    Trading of a fund's ETF Shares on the AMEX may be halted if AMEX  officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:



ETF Shares                Expense Ratio
---------------------------------------
Extended Market ETF               0.08%
---------------------------------------
Mid-Cap ETF                       0.13
---------------------------------------





Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.



Conversion Privilege
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of another class of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.


Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.


Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

..    The conversion  transaction  is nontaxable  except,  as applicable,  to the limited extent as previously described.

..    The  conversion  process can take  anywhere  from  several  days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

..    Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

..    During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP] [VANGUARD LOGO]

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information
about Vanguard U.S. Stock Index
Mid-Capitalization Funds, the
following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to
shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally
a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:


The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335


If you are a client of
Vanguard's Institutional Division:


The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC.
To find out more about this
public service, call the SEC at 202-551-8090.
Reports and other information
about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P1344 042007

Vanguard/(R)/ U.S. Stock Index
Mid-Capitalization Funds

>  Prospectus


Signal(TM) Shares for Participants
April 27, 2007


Vanguard Extended Market Index Fund
Vanguard Mid-Cap Index Fund


This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
-------------------------------------------------------------------------------
An Introduction to        1       Dividends, Capital Gains, and Taxes     14
Index Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       Share Price                             15
-------------------------------------------------------------------------------
 Extended Market Index    2       Financial Highlights                    16
 Fund
-------------------------------------------------------------------------------
 Mid-Cap Index Fund       5       Investing With Vanguard                 20
-------------------------------------------------------------------------------
More on the Funds         8       Accessing Fund Information by Computer  22
-------------------------------------------------------------------------------
 The Funds and           13       Glossary of Investment Terms            23
 Vanguard
-------------------------------------------------------------------------------
 Investment Advisor      14
-------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


..    Variety of investments.  Most Vanguard index funds generally  invest in the securities of a wide variety of companies and industries.


..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about four Vanguard U.S. Stock Index Mid-Capitalization Funds. The Mid-Cap Index Fund uses an index licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                 Seeks to Track
----------------------------------------------------------------
Vanguard Extended Market Index Fund  Mid- and small-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Index Fund*         Mid-cap stocks
----------------------------------------------------------------

* Indexed to
  MSCI {LOGO}

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Extended Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.



Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment  style risk,  which is the chance that  returns  from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral/TM/ Shares of Vanguard Extended Market Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares
------------------------------------------------------------

Scale -40%  --  60%

2001    -9.09%
2002   -18.02
2003    43.51
2004    18.82
2005    10.47
2006    14.43
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -21.08% (quarter ended September 30, 2001).


Average Annual Total Returns for Periods Ended December 31, 2006

                                      1 Year     5 Years      Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Extended Market Index Fund   14.43%       12.06%                7.27%
Admiral Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
Dow Jones Wilshire                    16.07%       12.40%                7.47%
4500 Completion Index
--------------------------------------------------------------------------------
Spliced Extended Market Index/2/      14.27        12.07                 7.21
--------------------------------------------------------------------------------
S&P Completion Index                  14.27           --                   --
--------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P Completion Index thereafter.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.01%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.10%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------


This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Admiral Shares--November 13, 2000
                                Signal Shares--August 17, 2006
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ExtndSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1342
-----------------------------------------------------------------------------------------------
Cusip Number                    922908439
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEMSX
-----------------------------------------------------------------------------------------------




Fund Profile--Vanguard Mid-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
                                                                               5

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Mid-Cap Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares
------------------------------------------------------------

Scale -40%  --  60%

2002   -14.55%
2003    34.24
2004    20.42
2005    14.04
2006    13.69
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 13.69% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.53% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                         1 Year   5 Years     Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Mid-Cap Index
Fund Admiral Shares                      13.69%    12.36%              13.72%
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                     10.32%    10.89%              12.27%
--------------------------------------------------------------------------------
Spliced Mid Cap Index/2/                 13.75     12.31               13.68
--------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index                13.75       --                   --
--------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in investment performance figures. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.10%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.13%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------


This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $18  billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Admiral Shares--November 12, 2001
                                Signal Shares--August 17, 2006
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCpSgl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1344
-----------------------------------------------------------------------------------------------
Cusip Number                    922908447
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VMCSX
-----------------------------------------------------------------------------------------------




More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.



Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1 Year        5 Years        10 Years    20 Years
---------------------------------------------------------------------
Best               54.2%         28.6%           19.9%        17.8%
---------------------------------------------------------------------
Worst             -43.1         -12.4            -0.8          3.1
---------------------------------------------------------------------
Average            12.3          10.4           11. 1         11.4
---------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:



                              Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------
Extended Market                     $2.5 billion
--------------------------------------------------
Mid-Cap                              6.6
--------------------------------------------------


[FLAG] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap and mid-cap stocks have been more volatile than the large-cap stocks that dominate the market and they often perform quite differently.



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Mid-Cap Index Fund uses the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the

Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.


To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.


..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund represented an effective annual rate of less than 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Manager

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997, and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights


The following financial highlights tables are intended to help you understand each Funds' financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Note: This prospectus offers each Fund's Signal Shares, not the Admiral Shares. Information for the Admiral Shares is shown here for the Mid-Cap Index Fund because the Fund's Signal Shares have not commenced operations. However, the two share classes invest in the same portfolio securities and will have the same financial performance, except to the extent that their operating expenses may differ.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund's Signal Shares as an example. The Signal Shares began fiscal period ending December 31, 2006 with a net asset value (price) of $30.79 per share. During the period, each Fund share earned $0.173 from investment income (interest and dividends) and $2.698 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.401 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $33.26, reflecting earnings of $2.871 per share and distributions of $0.401 per share. This was an increase of $2.47 per share (from $30.79 at the beginning of the period to $33.26 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 9.33% for the period.

As of December 31, 2006, the Signal Shares had approximately $408 million in net assets. For the period, the annualized expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the annualized net investment income amounted to 1.37% of average net assets. The Fund sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

Extended Market Index Fund Signal Shares
                                                  September 1/1 /to
                                                       December 31,
                                                              2006
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $30.79
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                          .173
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)on Investments         2.698
--------------------------------------------------------------------------------
Total from Investment Operations                              2.871
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income                         (.401)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --
--------------------------------------------------------------------------------
Total Distributions                                          (.401)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $33.26
--------------------------------------------------------------------------------
Total Return                                                  9.33%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of                                             $408
Period (Millions)
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets              0.10%/3/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets       1.37%/3/
--------------------------------------------------------------------------------
Turnover Rate/2/                                                16%
--------------------------------------------------------------------------------
1    Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.
3    Annualized.

Mid-Cap Index Fund Admiral Shares
                                                                                                    Year Ended December 31,
                                                 2006             2005             2004             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $79.98           $70.92           $59.55           $44.81            $53.56
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           1.226             .946             .771             .593              .431
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         9.725            9.022           11.383           14.742            (8.154)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               10.951            9.968           12.154           15.335            (7.723)
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (1.201)           (.908)           (.784)           (.595)            (.451)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --             (.576)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.201)           (.908)           (.784  )         (.595)           (1.027)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $89.73           $79.98           $70.92           $59.55            $44.81
---------------------------------------------------------------------------------------------------------------------------
Total Return                                   13.69%           14.04%           20.42%           34.24%            -14.55%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $4,075           $2,852           $1,196              $842             $411
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets   0.13%            0.13%            0.13%            0.18%              0.18%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.52%            1.45%            1.35%            1.31%              0.94%
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                  18%              18%              16%           73%/2/                18%
---------------------------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Investing With Vanguard

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

..    If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

..    If you have questions about your account,  contact your plan  administrator or the organization that provides recordkeeping services for your plan.

..    Be sure to  carefully  read each topic that  pertains to your  transactions with Vanguard.

..    Vanguard  reserves the right to change these policies  without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


..    You must wait 60 days before exchanging back into the fund.

..    The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares within the same fund.

..    Conversions of shares from one share class to another in the same fund.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

..    Certain investment options,  particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

..    Be sure to read that  fund's  prospectus.  Contact  Vanguard's  Participant
     Access Center, toll-free, at 800-523-1188 for a copy.

..    Vanguard can accept exchanges only as permitted by your plan.  Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.









Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, Signal, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information
about Vanguard U.S. Stock Index
Mid-Capitalization Funds,
the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to shareholders.
In the annual reports, you will
find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally a
part of) this prospectus. To receive a
free copy of the latest annual or
semiannual report or the SAI, or to request additional information about the
Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC.
To find out more about this
public service, call the SEC at 202-551-8090.
Reports and other information
about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I1344 042007

Vanguard/(R)/ U.S. Stock Index
Mid-Capitalization Funds

>  Prospectus


Institutional Shares
April 27, 2007


Vanguard Extended Market Index Fund
Vanguard Mid-Cap Index Fund


This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------
An Introduction to Index Funds     1       Investing With Vanguard        22
-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Purchasing Shares              22
-------------------------------------------------------------------------------
 Extended Market Index Fund        2       Converting Shares              24
-------------------------------------------------------------------------------
 Mid-Cap Index Fund                6       Redeeming Shares               25
-------------------------------------------------------------------------------
More on the Funds                  9       Exchanging Shares              28
-------------------------------------------------------------------------------
 The Funds and Vanguard           14       Frequent-Trading Limits        28
-------------------------------------------------------------------------------
 Investment Advisor               14       Other Rules You Should Know    30
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    15       Fund and Account Updates       33
 Taxes
-------------------------------------------------------------------------------
 Share Price                      17       Contacting Vanguard            35
-------------------------------------------------------------------------------
Financial Highlights              19       ETF Shares                     37
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms   42
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers the Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million.

A separate  prospectus  offers  Investor  Shares  for the  Funds,  which have an investment minimum of $3,000, as well as Admiral(TM) Shares, which have a minimum of $100,000. Another prospectus offers Signal(TM) Shares, which are generally for institutional clients who invest at least $1 million and meet other eligibility requirements. In addition, each Fund provides an exchange-traded class of shares (Vanguard ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 37 to 41 of this prospectus.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


..    Variety  of  investments.  Vanguard  index  funds  generally  invest in the securities of a wide variety of companies and industries.


..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.



Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about two Vanguard Mid-Capitalization Funds. The Mid-Cap Index Fund uses an index licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).



Fund                                 Seeks to Track
----------------------------------------------------------------
Vanguard Extended Market Index Fund  Mid- and small-cap stocks
----------------------------------------------------------------
Vanguard Mid-Cap Index Fund*         Mid-cap stocks
----------------------------------------------------------------
*Indexed to
 MSCI (Logo)


On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Extended Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment  style risk,  which is the chance that  returns  from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Institutional Shares
------------------------------------------------------------

Scale -40%  -- 60%

1998    8.45%
1999    36.45
2000   -15.41
2001    -9.03
2002   -17.93
2003    43.66
2004    18.92
2005    10.50
2006    14.46
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 29.63% (quarter ended December 31, 1999), and the lowest return for a quarter was -21.04% (quarter ended September 30, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006

                                 1 Year           5 Years    Since Inception /1/
--------------------------------------------------------------------------------
Vanguard Extended Market Index Fund
Institutional Shares
--------------------------------------------------------------------------------
Return Before Taxes              14.46%             12.14%              8.97%
--------------------------------------------------------------------------------
Return After Taxes on            14.14              11.84               7.48
Distributions
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale            9.63              10.48               7.05
of Fund Shares
--------------------------------------------------------------------------------
Comparative Indexes(reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
Dow Jones Wilshire
4500 Completion Index            16.07%             12.40%              8.98%
--------------------------------------------------------------------------------
Spliced Extended                 14.27              12.07               8.81
Market Index/2/
--------------------------------------------------------------------------------
S&P Completion Index             14.27                --                  --
--------------------------------------------------------------------------------
1 Since-inception returns are from July 7, 1997--the inception date of the Institutional Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the Spliced Extended Market Index thereafter. The Fund adopted the S&P Completion Index as its target Index on September 17, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.04%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.07%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$7              $23           $40           $90
----------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.74 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--December 21, 1987
                                Institutional Shares--July 7, 1997
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ExtndInst
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            856
-----------------------------------------------------------------------------------------------
Cusip Number                    922908884
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIEIX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Mid-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Institutional Shares
------------------------------------------------------------
Scale -40%  -- 60%

1999    15.41%
2000    18.39
2001    -0.37
2002   -14.45
2003    34.33
2004    20.45
2005    14.09
2006    13.78
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 18.08% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.52% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                                   1 Year        5 Years      Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund Institutional Shares
--------------------------------------------------------------------------------
Return Before Taxes                  13.78%      12.44%               12.01%
--------------------------------------------------------------------------------
Return After Taxes on Distributions  13.52       12.10                10.82
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale                9.24       10.74                 9.88
of Fund Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                 10.32%      10.89%                0.82%
--------------------------------------------------------------------------------
Spliced Mid Cap Index/2/             13.75       12.31                11.65
--------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index            13.75          --                   --
--------------------------------------------------------------------------------
1    Since-inception  returns are from May 21,  1998--the  inception date of the
     Institutional Shares--through December 31, 2006.
2    Reflects  performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.



Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.05%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.08%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$8              $26           $45           $103
----------------------------------------------------------

     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $18 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares and Institutional Shares--May 21, 1998
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MidCpInst
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            864
-----------------------------------------------------------------------------------------------
Cusip Number                    922908835
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VMCIX
-----------------------------------------------------------------------------------------------



More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1 Year        5 Years        10 Years    20 Years
---------------------------------------------------------------------
Best               54.2%         28.6%           19.9%        17.8%
---------------------------------------------------------------------
Worst             -43.1         -12.4            -0.8          3.1
---------------------------------------------------------------------
Average            12.3          10.4           11. 1         11.4
---------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Funds) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:




                             Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------
Extended Market                     $2.5 billion
--------------------------------------------------
Mid-Cap                              6.6
--------------------------------------------------

[LOGO] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Historically, small-cap and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Extended Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Mid-Cap Index Fund uses the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for mid-cap and small-cap stock index funds tend to be higher than for large-cap index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund represented an effective annual rate of less than 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Manager

The manager primarily responsible for the day-to-day management of the Funds is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997, and the Mid-Cap Index Fund since its inception. Education: B.S.B.A., Shippensburg University.
--------------------------------------------------------------------------------

The  Statement  of  Additional   Information  provides  information  about  each
portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

..    Distributions  are taxable to you for federal income tax purposes,  whether or not you reinvest these amounts in additional Fund shares.

..    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

..    Any dividend and short-term  capital gains  distributions  that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

..    Any  distributions  of net  long-term  capital  gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

..    Capital gains  distributions  may vary  considerably from year to year as a result of the Funds' normal investment activities and cash flows.

..    A sale or exchange of Fund shares is a taxable  event.  This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

..    Dividend and capital gains  distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

..    Any conversion  between  classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup  withholding.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:

..    Provide us with your correct taxpayer identification number;

..    Certify that the taxpayer identification number is correct; and

..    Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Extended Market Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2006 with a net asset value (price) of $34.29 per share. During the year, each Institutional Share earned $0.513 from investment income (interest and dividends) and $4.440 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.533 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $38.71, reflecting earnings of $4.953 per share and distributions of $0.533 per share. This was an increase of $4.42 per share (from $34.29 at the beginning of the year to $38.71 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 14.46% for the year.

As of December 31, 2006, the Institutional Shares had approximately $2.6 billion in net assets. For the year, the expense ratio was 0.07% ($0.70 per $1,000 of net assets), and the net investment income amounted to 1.40% of average net assets. The Fund sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

Extended Market Index Fund Institutional Shares

                                                                                Year Ended December 31,
----------------------------------------------------------------------------------------------------------
                                           2006            2005            2004         2003         2002
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $34.29          $31.38          $26.67       $18.74       $23.09
----------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------
Net Investment Income                      .513            .419            .343         .247          .22
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)   4.440           2.880           4.701        7.926        (4.36)
on Investments
----------------------------------------------------------------------------------------------------------
Total from Investment Operations          4.953           3.299           5.044        8.173        (4.14)
----------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.533)          (.389)          (.334)       (.243)        (.21)
----------------------------------------------------------------------------------------------------------
Distributions from  Realized Capital Gains   --              --              --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                       (.533)          (.389)          (.334)       (.243)        (.21)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End  of Period          $38.71          $34.29          $31.38       $26.67       $18.74
----------------------------------------------------------------------------------------------------------
Total Return                             14.46%          10.50%          18.92%       43.66%      -17.93%
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)     $2,621          $2,361          $2,136       $1,524         $644
----------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average        0.07%           0.07%           0.08%        0.10%        0.10%
Net Assets
----------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average  Net Assets                       1.40%           1.30%           1.22%         1.17%        1.05%
----------------------------------------------------------------------------------------------------------
Turnover Rate/1/                            16%             27%/2/          17%           8%          17%
----------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.

2 Includes activity related to a change in the Fund's target index.

Mid-Cap Index Fund Institutional Shares

                                                                                Year Ended December 31,
----------------------------------------------------------------------------------------------------------
                                           2006            2005            2004         2003         2002
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $17.67          $15.67          $13.16        $9.90       $11.83
----------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------
Net Investment Income                      .286            .228             .18         .147         .103
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)   2.149           1.983            2.51        3.250       (1.798)
on Investments
----------------------------------------------------------------------------------------------------------
Total from Investment Operations          2.435           2.211            2.69        3.397       (1.695)
----------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income     ( .275)          (.211)           (.18)       (.137)       (.108)
----------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains    --              --              --           --        (.127)
----------------------------------------------------------------------------------------------------------
Total Distributions                       (.275)          (.211)           (.18)       (.137)       (.235)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $19.83          $17.67          $15.67       $13.16       $ 9.90
----------------------------------------------------------------------------------------------------------
Total Return                             13.78%          14.09%          20.45%       34.33%      -14.45%
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)     $4,633          $2,905          $2,056       $1,071         $653
----------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net    0.08%           0.08%           0.08%        0.10%        0.10%
Assets
----------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average 1.57%           1.50%           1.40%        1.36%        1.01%
Net Assets
----------------------------------------------------------------------------------------------------------
Turnover Rate/1/                            18%             18%             16%         73%/2/        18%
----------------------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Institutional Shares

To open and maintain an account.  $5 million.

Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . "For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)

Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Another Share Class
You are eligible for a self-directed conversion from Investor Shares, Admiral Shares, or Signal Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


Mandatory Conversions Into Another Share Class
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Signal Shares, Admiral Shares, or Investor Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.


Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Transactions   through  Vanguard's  Automatic  Investment  Plan,  Automatic
     Exchange  Service,  Direct  Deposit  Service,  Automatic  Withdrawal  Plan,
     Required  Minimum   Distribution   Service,  and  Vanguard  Small  Business
     Online/(R)/.

..    Redemptions of shares to pay fund or account fees.

..    Transaction  requests  submitted by mail to Vanguard from  shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

..    Transfers and re-registrations of shares within the same fund.

..    Purchases of shares by asset transfer or direct rollover.

..    Conversions of shares from one share class to another in the same fund.

..    Checkwriting redemptions.

..    Section 529 college savings plans.

..    Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares.

..    Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

..    Authorization  to act on the  account  (as the  account  owner  or by legal documentation or other means).

..    Account registration and address.

..    Social Security or employer identification number.

..    Fund name and account number, if applicable.


..    Other  information  relating to the  caller,  the  account  holder,  or the account.

Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

..    The fund name and account number.

..    The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

..    Signatures of all registered owners.

..    Signature guarantees, if required for the type of transaction.*

..    Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.



Investing With Vanguard Through Other Firms
You may purchase or sell Institutional Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.



Low-Balance Accounts
Each Fund reserves the right to convert an investor's Institutional Shares into Signal Shares, Admiral Shares, or Investor Shares of the Fund, as appropriate, if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Share Classes. Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



Fund and Account Updates



Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.



Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Mid-Capitalization Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


..    Performance assessments and comparisons with industry benchmarks.


..    Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
-------------------------------------------------------------------------------
Vanguard.com                    For the most complete source of Vanguard news
24 hours a day, 7 days a week   For fund, account, and service information
                                For most account transactions
                                For literature requests
-------------------------------------------------------------------------------
Phone
-------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/    For automated fund and account information
 / /800-662-6273              For exchange transactions (subject to limitations)
(ON-BOARD)                     Toll-free, 24 hours a day, 7 days a week
-------------------------------------------------------------------------------
Investor Information          For fund and service information
800-662-7447 (SHIP) (Text     For literature requests
telephone for the hearing     Business hours only: Monday-Friday, 8 a.m. to 10
impaired                      p.m., Eastern time; Saturday, 9 a.m. to 4 p.m.,
at 800-952-3335)              Eastern time
-------------------------------------------------------------------------------
Client Services 800-662-2739  For account information
(CREW) (Text telephone for    For most account transactions
the hearing impaired          Business hours only: Monday-Friday, 8 a.m. to 10
at 800-749-7273)              p.m., Eastern time; Saturday, 9 a.m. to 4 p.m.,
                              Eastern time
-------------------------------------------------------------------------------
Institutional Division        For information and services for large
888-809-8102                  institutional investors
                              Business hours only: Monday-Friday, 8:30 a.m. to
                              9 p.m., Eastern time
-------------------------------------------------------------------------------
Intermediary Sales Support    For information and services for financial
800-997-2798                  intermediaries including broker-dealers, trust
                              institutions, insurance companies, and financial
                              advisors
                              Business hours only: Monday-Friday, 8:30 a.m. to
                              8 p.m., Eastern time
-------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110 Valley Forge, PA 19482-1110
-----------------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900 Valley Forge, PA 19482-2900
-----------------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
-----------------------------------------------------------------------------




Fund Numbers
Please use the specific fund number when contacting us:


                                                     Institutional Shares
Vanguard Extended Market Index Institutional Shares  856
---------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund Institutional Shares     864
---------------------------------------------------------------------------






























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

ETF Shares

In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Institutional Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund currently offers an ETF Share class:


Fund                               ETF Shares                    AMEX Trading
-------------------------------------------------------------------------------
Vanguard Extended Market Index     Vanguard                      VXF
Fund                               Extended Market ETF
-------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund        Vanguard                      VO
                                   Mid-Cap ETF
-------------------------------------------------------------------------------

Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER/(R)/ Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.

Differences Between ETF Shares and Conventional Mutual Fund Shares Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.


Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

..    The market price of a fund's ETF Shares will vary  somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

..    ETF  Shares  cannot be  redeemed  with the Fund,  except in  Creation  Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

..    Trading of a fund's ETF Shares on the AMEX may be halted if AMEX  officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:


ETF Shares               Expense Ratio
---------------------------------------
Extended Market ETF              0.08%
---------------------------------------
Mid-Cap ETF                      0.13
---------------------------------------




Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.



Conversion Privilege
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into shares of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.


Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

..    The conversion  transaction  is nontaxable  except,  as applicable,  to the limited extent as previously described.

..    The  conversion  process can take  anywhere  from  several  days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

..    Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

..    During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.
                                                                              43

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44

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

[SHIP] [VANGUARD LOGO]

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information If you would
like more information about Vanguard
U.S. Stock Index Mid-Capitalization Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the
Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Funds
(including the SAI) at the SEC's  Public Reference Room in
Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the
Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652
(C) 2007 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.


I864 042007

Vanguard/(R)/ U.S. Stock Index
Large-Capitalization Funds

>  Prospectus

Investor Shares & Admiral /(TM)/ Shares

April 27, 2007

Vanguard Total Stock Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Value Index Fund

Vanguard Growth Index Fund


LOGO MSCI /(R)/

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to Index Funds     1       Investing With Vanguard        38

-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Purchasing Shares              38

-------------------------------------------------------------------------------
 Total Stock Market Index Fund     2       Converting Shares              41

-------------------------------------------------------------------------------
 Large-Cap Index Fund              6       Redeeming Shares               42

-------------------------------------------------------------------------------
 Value Index Fund                 10       Exchanging Shares              45

-------------------------------------------------------------------------------
 Growth Index Fund                14       Frequent-Trading Limits        45

-------------------------------------------------------------------------------
More on the Funds                 18       Other Rules You Should Know    47

-------------------------------------------------------------------------------
 The Funds and Vanguard           23       Fund and Account Updates       50

-------------------------------------------------------------------------------
 Investment Advisor               24       Contacting Vanguard            52

-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    25       ETF Shares                     54
 Taxes
-------------------------------------------------------------------------------
 Share Price                      27       Glossary of Investment Terms   59
-------------------------------------------------------------------------------
Financial Highlights              29
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers Investor Shares and Admiral Shares for all of the Funds. Please note that Admiral Shares are not available for:

- SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

- Accounts maintained by financial intermediaries, except in limited circumstances.


A separate prospectus offers the Funds' Signal(TM) Shares, which are generally for Vanguard's institutional clients who invest at least $1 million and meet other eligibility requirements. Another prospectus offers the Funds' Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. In addition, each Fund provides an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 54 to 58 of this prospectus.


The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds


What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

- Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the Vanguard Large-Capitalization Funds. The Funds use indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).



Fund                                           Seeks to Track
-------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund         The overall stock market
-------------------------------------------------------------------------
Vanguard Large-Cap Index Fund                  Large-cap stocks
-------------------------------------------------------------------------
Vanguard Value Index Fund                      Large-cap value stocks
-------------------------------------------------------------------------
Vanguard Growth Index Fund                     Large-cap growth stocks
-------------------------------------------------------------------------



On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Total Stock Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
        BAR CHART [RANGE -40 TO 60%]

                 1997  30.99%
                 1998  23.26
                 1999  23.81
                 2000 -10.57
                 2001 -10.97
                 2002 -20.96
                 2003  31.35
                 2004  12.52
                 2005   5.98
                 2006  15.51
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.51% (quarter ended December 31,1998), and the lowest return for a quarter was -16.84% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006
                                   1 Year          5 Years            10 Years
-------------------------------------------------------------------------------
Vanguard Total Stock Market
 Index Fund Investor Shares
-------------------------------------------------------------------------------
Return Before Taxes                 15.51%            7.42%             8.57%
-------------------------------------------------------------------------------
Return After Taxes on
 Distributions                      15.23             7.10              8.06
-------------------------------------------------------------------------------
Return After Taxes on
 Distributions and Sale of
 Fund Shares                        10.42             6.31              7.30
-------------------------------------------------------------------------------
Vanguard Total Stock
Market Index Fund Admiral
Shares/1/
-------------------------------------------------------------------------------
Return Before Taxes                 15.63%            7.49%                --
-------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------------------------
Dow Jones Wilshire 5000
 Composite Index                    15.87%            7.65%             8.67%
-------------------------------------------------------------------------------
Spliced Total Stock Market
 Index/2/                           15.72             7.57              8.63
-------------------------------------------------------------------------------
MSCI US Broad Market Index          15.72               --                --
-------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2006, the average annual total returns were 3.65% for the Admiral Shares; 3.76% for the Dow Jones Wilshire 5000 Composite Index; and 3.69% for the Spliced Total Stock Market Index.

2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through
 April 22, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market Index as its target index on April 23, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)              Investor Shares      Admiral Shares
------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases               None                 None
------------------------------------------------------------------------------------------
Purchase Fee                                           None/1/              None/1/
------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends    None                 None
------------------------------------------------------------------------------------------
Redemption Fee                                         None                 None
------------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)   $2.50/quarter/2/     None
------------------------------------------------------------------------------------------


Annual Fund Operating Expenses                         Investor Shares      Admiral Shares
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------------------------
Management Expenses                                    0.16%                0.07%
------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                 None                 None
------------------------------------------------------------------------------------------
Other Expenses                                         0.03                 0.02%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   0.19%                0.09%
------------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from the future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $19       $61      $107      $243
----------------------------------------------------------
Admiral Shares           9        29        51       115
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $85.5 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

------------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes

------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  April 27, 1992                   November 13, 2000
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   S
                                requirements                     hares if you are no longer
                                                                 eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          TotSt                            TotStAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            85                               585
------------------------------------------------------------------------------------------------
Cusip Number                    922908306                        922908728
------------------------------------------------------------------------------------------------
Ticker Symbol                   VTSMX                            VTSAX
------------------------------------------------------------------------------------------------

Fund Profile--Vanguard Large-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 TO 60]
                        2005     6.12%
                        2006    15.49
------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.57% (quarter ended December 31, 2006), and the lowest return for a quarter was -1.96% (quarter ended March 31, 2005).



Average Annual Total Returns for Periods Ended December 31, 2006


                                                                         Since
Vanguard Large-Cap Index Investor Shares                1 Year     Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                     15.49%           10.48%
-------------------------------------------------------------------------------
Return After Taxes on                                   15.20            10.19
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                         10.41             8.98
-------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund Admiral Shares/2/
-------------------------------------------------------------------------------
Return Before Taxes                                     15.58%              --
-------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
S&P 500 Index                                           15.79%           10.06%
-------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                          15.68            10.66
-------------------------------------------------------------------------------
1 Since-inception returns for the Investor Shares are from January 30, 2004, through December 31, 2006.
2 From the inception date of the Fund's Admiral Shares on February 2, 2004, through December 31, 2006, the average annual total returns were 10.47% for the Admiral Shares; 9.95% for the S&P 500 Index; and 10.56% for the MSCI US Prime Market 750 Index.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)             Investor Shares    Admiral Shares
---------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None               None
---------------------------------------------------------------------------------------
Purchase Fee                                          None /1/           None /1/
---------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None               None
---------------------------------------------------------------------------------------
Redemption Fee                                        None               None
---------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)  $2.50/quarter/2/   None
---------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)            Investor Shares    Admiral Shares
---------------------------------------------------------------------------------------
Management Expenses                                   0.14%              0.07%
---------------------------------------------------------------------------------------
12b-1 Distribution Fee                                None               None
---------------------------------------------------------------------------------------
Other Expenses                                        0.06%              0.05%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.20%              0.12%
---------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from the future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $20       $64      $113      $255
----------------------------------------------------------
Admiral Shares          12        39        68       154
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $1.04 billion

------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

------------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes

------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  January 30, 2004                 February 2, 2004
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   Shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          LarCapIx                         LarCapAd
------------------------------------------------------------------------------------------------
Vanguard Fund Number            307                              5307
------------------------------------------------------------------------------------------------
Cusip Number                    922908587                        922908579
------------------------------------------------------------------------------------------------
Ticker Symbol                   VLACX                            VLCAX
------------------------------------------------------------------------------------------------

Fund Profile--Vanguard Value Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 TO -60]

                        1997    29.77
                        1998    14.64
                        1999    12.57
                        2000     6.08
                        2001   -11.88
                        2002   -20.91
                        2003    32.25
                        2004    15.29
                        2005     7.09
                        2006    22.15
------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.45% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

Vanguard Value Index Fund Investor Shares               1 Year     5 Years      10 Years
----------------------------------------------------------------------------------------
Return Before Taxes                                     22.15%       9.54%         9.46%
----------------------------------------------------------------------------------------
Return After Taxes on Distributions                     21.71        9.06          8.12
----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                         14.91        8.11          7.59
----------------------------------------------------------------------------------------
Vanguard Value Index Fund Admiral Shares/1/
----------------------------------------------------------------------------------------
Return Before Taxes                                     22.27%       9.64%           --
----------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
----------------------------------------------------------------------------------------
S&P 500/Citigroup Value Index/2/                        20.80%       9.38%         9.44%
----------------------------------------------------------------------------------------
Spliced Value Index/3/                                  22.37        9.68          9.59
----------------------------------------------------------------------------------------
MSCI US Prime Market Value Index                        22.37          --            --
----------------------------------------------------------------------------------------

1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2006, the average annual total returns were 6.14% for the Admiral Shares; 5.95% for the S&P 500/Citigroup Value Index; and 6.18% for the
 Spliced Value Index.
2 Reflects performance of the S&P 500/Barra Value Index through June 30, 2006, and performance of the S&P 500/Citigroup Value Index thereafter. Effective June
 30, 2006, the S&P 500/Barra Value Index was discontinued.

3 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)               Investor Shares    Admiral Shares
-----------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                None               None
-----------------------------------------------------------------------------------------
Purchase Fee                                            None/1/            None/1/
-----------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends     None               None
-----------------------------------------------------------------------------------------
Redemption Fee                                          None               None
-----------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)    $2.50/quarter/2/   None
-----------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)              Investor Shares    Admiral Shares
-----------------------------------------------------------------------------------------
Management Expenses                                     0.18%              0.09%
-----------------------------------------------------------------------------------------
12b-1 Distribution Fee                                  None               None
-----------------------------------------------------------------------------------------
Other Expenses                                          0.03%              0.02%
-----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.21%              0.11%
-----------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from the future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $22       $68      $118      $268
----------------------------------------------------------
Admiral Shares          11        35        62       141
----------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes) $10.9 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

------------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes

------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  November 2, 1992                 November 13, 2000
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   S
                                requirements                     hares if you are no longer
                                                                 eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          Value                            ValAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            06                               506
------------------------------------------------------------------------------------------------
Cusip Number                    922908405                        922908678
------------------------------------------------------------------------------------------------
Ticker Symbol                   VIVAX                            VVIAX
------------------------------------------------------------------------------------------------

Fund Profile--Vanguard Growth Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------

                BAR CHART [RANGE -40 TO 60]

                        1997     36.34
                        1998     42.21
                        1999     28.76
                        2000    -22.21
                        2001    -12.93
                        2002    -23.68
                        2003     25.92
                        2004      7.20
                        2005      5.09
                        2006      9.01
------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 24.64% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.50% (quarter ended March 31, 2001).


Average Annual Total Returns for Periods Ended December 31, 2006

Vanguard Growth Index Fund Investor Shares           1 Year     5 Years         10 Years
----------------------------------------------------------------------------------------
Return Before Taxes                                   9.01%       3.37%            7.15%
----------------------------------------------------------------------------------------
Return After Taxes on Distributions                   8.88        3.18             6.78
----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                       6.03        2.82             6.12
----------------------------------------------------------------------------------------
Vanguard Growth Index Fund Admiral Shares/1/

----------------------------------------------------------------------------------------
Return Before Taxes                                   9.13%       3.47%              --
----------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
----------------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index/2/                    11.01%       3.48%            7.22%
----------------------------------------------------------------------------------------
Spliced Growth Index/3/                               9.20        3.53             7.25

----------------------------------------------------------------------------------------
MSCI US Prime Market Growth Index                     9.20          --               --
----------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 13, 2000, through December 31, 2006, the average annual total returns were -0.75% for the
 Admiral Shares; -0.69% for the S&P 500/Citigroup Growth Index; and -0.66% for
 the Spliced Growth Index.
2 Reflects performance of the S&P 500/Barra Growth Index through June 30, 2006, and performance of the S&P 500/ Citigroup Growth Index thereafter. Effective
 June 30, 2006, the S&P 500/Barra Growth Index was discontinued.

3 Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)             Investor Shares     Admiral Shares
----------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases              None                None
----------------------------------------------------------------------------------------
Purchase Fee                                          None/1/             None/1/
----------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends   None                None
----------------------------------------------------------------------------------------
Redemption Fee                                        None                None
----------------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)  $2.50/quarter/2/    None
----------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)            Investor Shares     Admiral Shares
----------------------------------------------------------------------------------------
Management Expenses                                   0.19%               0.09%
----------------------------------------------------------------------------------------
12b-1 Distribution Fee                                None                None
----------------------------------------------------------------------------------------
Other Expenses                                        0.03%               0.02%
----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.22%               0.11%
----------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from the future purchases of shares.
2 If applicable, the account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $23       $71      $124      $280
----------------------------------------------------------
Admiral Shares          11        35        62       141
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7 billion
------------------------------------------------------------------------------------------------
Investment Advisors             The Vanguard Group, Inc., Valley Forge, Pa., since inception

------------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes

------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  November 2, 1992                 November 13, 2000
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   Shares if you are no longer
                                requirements                     eligible for Admiral Shares
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          Growth                           GrwthAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            09                               509
------------------------------------------------------------------------------------------------
Cusip Number                    922908504                        922908660
------------------------------------------------------------------------------------------------
Ticker Symbol                   VIGRX                            VIGAX
------------------------------------------------------------------------------------------------

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

flag LOGO
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1           5        10       20
              Year       Years     Years    Years
-------------------------------------------------
Best          54.2%      28.6%     19.9%    17.8%
-------------------------------------------------
Worst        -43.1      -12.4     - 0.8      3.1
-------------------------------------------------
Average       12.3       10.4      11.1     11.4
-------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:



                             Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------
Total Stock Market                   $31.2 billion
--------------------------------------------------
Large-Cap                             47.0
--------------------------------------------------
Value                                 60.6
--------------------------------------------------
Growth                                35.0
--------------------------------------------------




FLAG LOGO
Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

-------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
-------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Account Maintenance and Custodial Fees
To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$2.50 per quarter--is deducted from the quarterly dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

 Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since
 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994. Education: B.S., Villanova University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Funds generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------

 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Total Stock Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $30.00 per share. During the year, each Investor Share earned $0.523 from investment income (interest and dividends) and $4.091 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.524 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $34.09, reflecting earnings of $4.614 per share and distributions of $0.524 per share. This was an increase of $4.09 per share (from $30.00 at the beginning of the year to $34.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.51% for the year.

 As of December 31, 2006, the Investor Shares had approximately $39.0 billion in net assets. For the year, the expense ratio was 0.19% ($1.90 per $1,000 of net assets), and the net investment income amounted to 1.66% of average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

Total Stock Market Index Fund Investor Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                              2006       2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $30.00     $28.77    $25.99   $20.07    $25.74
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                         .523       .466   .445/1/     .325      .295
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                              4.091      1.237     2.780    5.922   (5.672)
------------------------------------------------------------------------------------------
Total from Investment Operations             4.614      1.703     3.225    6.247   (5.377)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income        (.524)     (.473)    (.445)   (.327)    (.293)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --         --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                         (.524)     (.473)    (.445)   (.327)    (.293)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $34.09     $30.00    $28.77   $25.99    $20.07
------------------------------------------------------------------------------------------
Total Return/2/                             15.51%      5.98%    12.52%   31.35%   -20.96%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $39,095    $29,785   $31,718  $24,059   $14,254
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
Assets                                       0.19%      0.19%     0.19%    0.20%     0.20%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                          1.66%      1.62%  1.70%/1/    1.49%     1.32%
------------------------------------------------------------------------------------------
Turnover Rate/3/                                4%        12%     4%/4/       2%        2%
------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

4 Includes activity related to a change in the Fund's target index.

Total Stock Market Index Fund Admiral Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                              2006       2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                                  $30.00     $28.77    $25.99   $20.07    $25.75
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                         .555       .495   .468/1/     .336      .296
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                              4.091      1.237     2.780    5.922   (5.672)
------------------------------------------------------------------------------------------
Total from Investment Operations             4.646      1.732     3.248    6.258   (5.376)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income        (.556)     (.502)    (.468)   (.338)    (.304)
------------------------------------------------------------------------------------------
Distributions from Realized
Capital Gains                                   --         --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                         (.556)     (.502)    (.468)   (.338)    (.304)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $34.09     $30.00    $28.77   $25.99    $20.07
------------------------------------------------------------------------------------------
Total Return                                15.63%      6.09%    12.61%   31.42%   -20.95%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period
 (Millions)                                $26,853    $20,347   $10,856   $7,969    $4,069
------------------------------------------------------------------------------------------
Ratio of Total Expenses to
 Average Net Assets                          0.09%      0.09%     0.10%    0.15%     0.15%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                  1.76%      1.72%  1.79%/1/    1.54%     1.39%
------------------------------------------------------------------------------------------
Turnover Rate/2/                                4%     12%/3/        4%       2%        2%
------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

3 Includes activity related to a change in the Fund's target index.

Large-Cap Index Fund Investor Shares

                                                Year Ended Dec. 31,          Jan. 30/1/ to
                        ------------------------------------------                Dec. 31,
                                                2006          2005                   2004
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $22.38        $21.41                  $20.00
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                           .393          .328                  .39/2/
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                3.044          .970                    1.41
------------------------------------------------------------------------------------------
Total from Investment Operations               3.437         1.298                    1.80
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income          (.397)        (.328)                   (.39)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains         --            --                      --
------------------------------------------------------------------------------------------
Total Distributions                           (.397)        (.328)                   (.39)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $25.42        $22.38                  $21.41
------------------------------------------------------------------------------------------
Total Return/3/                               15.49%         6.12%                   9.13%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $211           $94                     $44
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
 Net Assets                                    0.20%         0.20%                0.20%/4/
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                            1.74%         1.72%              1.92%/2,4/
------------------------------------------------------------------------------------------
Turnover Rate/5/                                  9%            9%                      5%
------------------------------------------------------------------------------------------
1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.05 and 0.30%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Total returns do not reflect the $10 account maintenance fee applied on balances under $10,000.

4 Annualized.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

Large-Cap Index Fund Admiral Shares

                                                Year Ended Dec. 31,          Feb. 2/1/ to
                        ------------------------------------------                Dec. 31,
                                                2006          2005                   2004
------------------------------------------------------------------------------------------
Net Asset Value,                              $27.98         $26.77                 $25.08
Beginning of Period
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                           .514           .431                .501/2/
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                3.806          1.209                  1.692
------------------------------------------------------------------------------------------
Total from Investment
 Operations                                    4.320          1.640                  2.193
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income          (.520)         (.430)                 (.503)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains         --             --                     --
------------------------------------------------------------------------------------------
Total Distributions                           (.520)         (.430)                 (.503)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $31.78          $27.98                $26.77
------------------------------------------------------------------------------------------
Total Return                                  15.58%          6.19%                  8.87%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $164            $71                    $27
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
 Net Assets                                    0.12%          0.12%               0.12%/3/

------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                            1.82%          1.80%             2.00%/2,3/

------------------------------------------------------------------------------------------
Turnover Rate/4/                                  9%             9%                     5%
------------------------------------------------------------------------------------------
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.30%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

Value Index Fund Investor Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $22.29  $21.35    $18.95   $14.65    $18.90

------------------------------------------------------------------------------------------
Investment Operations

------------------------------------------------------------------------------------------
Net Investment Income                            .586    .559      .460     .378      .303

------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         4.295    .936     2.399    4.294   (4.238)
on Investments
------------------------------------------------------------------------------------------
Total from Investment Operations                4.881   1.495     2.859    4.672   (3.935)

------------------------------------------------------------------------------------------
Distributions

------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.591)  (.555)    (.459)   (.372)   (.315)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --      --        --       --        --

------------------------------------------------------------------------------------------
Total Distributions                            (.591)  (.555)    (.459)   (.372)    (.315)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $26.58  $22.29    $21.35   $18.95    $14.65

------------------------------------------------------------------------------------------
Total Return/1/                                22.15%   7.09%    15.29%   32.25%   -20.91%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $4,417  $3,376    $3,592   $2,921    $2,197
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
 Assets                                         0.21%   0.21%     0.21%    0.23%     0.23%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                     2.48%   2.63%     2.40%    2.38%     1.80%
------------------------------------------------------------------------------------------
Turnover Rate/2/                                  20%     21%       18%   44%/3/       26%
------------------------------------------------------------------------------------------
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

3 Includes activity related to a change in the Fund's target index.

Value Index Fund Admiral Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $22.29  $21.35    $18.95   $14.65    $18.90
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                            .611    .581      .479     .392      .315
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                 4.295    .936     2.399    4.294   (4.238)
------------------------------------------------------------------------------------------
Total from Investment Operations                4.906   1.517     2.878    4.686   (3.923)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.616)  (.577)    (.478)   (.386)    (.327)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --      --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                            (.616)  (.577)    (.478)   (.386)    (.327)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $26.58  $22.29    $21.35   $18.95    $14.65
------------------------------------------------------------------------------------------
Total Return                                   22.27%   7.20%    15.40%   32.36%   -20.85%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $2,625  $1,880    $1,075     $773      $480
------------------------------------------------------------------------------------------
Ratio of Total Expenses to
 Average Net Assets                             0.11%   0.11%     0.11%    0.15%     0.15%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income
 to Average Net Assets                          2.58%   2.72%     2.50%    2.48%     1.88%
------------------------------------------------------------------------------------------
Turnover Rate/1/                                  20%     21%       18%   44%/2/       26%
------------------------------------------------------------------------------------------
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

2 Includes activity related to a change in the Fund's target index.

Growth Index Fund Investor Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $27.54  $26.41    $24.92   $19.95    $26.42
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                            .241    .196   .291/1/     .169     .222
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                 2.228   1.139     1.494    4.977   (6.465)
------------------------------------------------------------------------------------------
Total from Investment Operations                2.469   1.335     1.785    5.146   (6.243)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.239)  (.205)    (.295)   (.176)    (.227)

------------------------------------------------------------------------------------------
Distributions from Realized
 Capital Gains                                     --      --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                            (.239)  (.205)    (.295)   (.176)    (.227)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $29.77  $27.54    $26.41   $24.92    $19.95
------------------------------------------------------------------------------------------
Total Return/2/                                 9.01%   5.09%     7.20%   25.92%   -23.68%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $6,707  $6,761    $7,711   $7,586    $6,094

------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                              0.22%   0.22%     0.22%    0.23%     0.23%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                     0.86%   0.75%  1.14%/1/    0.77%     0.97%
------------------------------------------------------------------------------------------
Turnover Rate/3/                                  28%     23%       24%   42%/4/       23%
------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.139 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

4 Includes activity related to a change in the Fund's target index.

Growth Index Fund Admiral Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value,Beginning of Period            $27.54  $26.41    $24.92   $19.95   $26.42
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                            .272    .226    .32/1/    .188       .237
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                 2.228   1.139      1.49    4.977   (6.465)
------------------------------------------------------------------------------------------
Total from Investment Operations                2.500   1.365      1.81    5.165   (6.228)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.270)  (.235)     (.32)   (.195)    (.242)
------------------------------------------------------------------------------------------
Distributions from
 Realized Capital Gains                            --      --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                            (.270)   (.235)    (.32)   (.195)    (.242)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $29.77  $27.54    $26.41   $24.92    $19.95
------------------------------------------------------------------------------------------
Total Return                                    9.13%   5.21%     7.31%   26.03%   -23.62%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $2,505  $2,076    $1,214   $1,092      $751
------------------------------------------------------------------------------------------
Ratio of Total
 Expenses to Average Net Assets                 0.11%   0.11%     0.11%    0.15%     0.15%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                              0.97%   0.86%  1.27%/1/    0.84%     1.05%
------------------------------------------------------------------------------------------
Turnover Rate/2/                                  28%     23%   24% /3/      42%       23%
------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.
3 Includes activity related to a change in the Fund's target index.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for Funds and share
                      -
classes in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m.,

Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:

- SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

- Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Admiral Shares
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


Self-directed conversions. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Tenure conversions. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


Conversions Into Institutional Shares
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Automatic conversions do not apply to accounts that qualify for Institutional Shares.


Mandatory Conversions Into Investor Shares or Admiral Shares If an investor no longer meets the requirements for Institutional Shares or Admiral Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.


Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

- Redemptions of shares to pay fund or account fees.

- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

- Transfers and re-registrations of shares within the same fund.

- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.

- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares.

- Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.

- Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


Low-Balance Accounts
All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


Fund and Account Updates


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Large-Capitalization Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.

- Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web

Vanguard.com For the most complete source of Vanguard news 24 hours a day, 7 days For fund, account, and service information a week For most account transactions
                                          For literature requests
----------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------
Vanguard                                  For automated fund and account information
Tele-Account/(R)/800-662-6273             For exchange transactions (subject to limitations)
(ON-BOARD)                                Toll-free, 24 hours a day, 7 days a week

----------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)  For fund and service information
(Text telephone for the hearing           For literature requests
impaired at 800-952-3335)                 Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                          Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

----------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)       For account information
(Text telephone for the hearing           For most account transactions
impaired at 800-749-7273)                 Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                          Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

----------------------------------------------------------------------------------
Admiral Service Center                    For Admiral account information
888-237-9949                              For most Admiral transactions
                                          Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                          Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------
Institutional Division                    For information and services for large institutional investors
888-809-8102                              Business hours only
                                          : Monday-Friday, 8:30 a.m. to 9 p.m.,
                                          Eastern time
----------------------------------------------------------------------------------
Intermediary Sales                        For information and services for financial intermediaries
Support                                   including broker-dealers, trust institutions, insurance
800-997-2798                              companies, and financial advisors
                                          Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                          Eastern time
----------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)              The Vanguard Group
                                        P.O. Box 1110
                                        Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)             The Vanguard Group
                                        P.O. Box 2900
                                        Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight       The Vanguard Group
                                        455 Devon Park Drive
                                        Wayne, PA 19087-1815
----------------------------------------------------------------------




Fund Numbers
Please use the specific fund number when contacting us:



                                                Investor Shares  Admiral Shares
Vanguard Total Stock Market Index Fund          85               585
-------------------------------------------------------------------------
Vanguard Large-Cap Index Fund                   307              5307
-------------------------------------------------------------------------
Vanguard Value Index Fund                       06               506
-------------------------------------------------------------------------
Vanguard Growth Index Fund                      09               509
-------------------------------------------------------------------------



























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

ETF Shares

In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Investor Shares or Admiral Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund currently offers an ETF Share class:



Fund                                       ETF Shares                       AMEX Trading
----------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund     Vanguard Total Stock Market ETF      VTI
----------------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund              Vanguard Large-Cap ETF               VV
----------------------------------------------------------------------------------------
Vanguard Value Index Fund                  Vanguard Value ETF                   VTV
----------------------------------------------------------------------------------------
Vanguard Growth Index Fund                 Vanguard Growth ETF                  VUG
----------------------------------------------------------------------------------------


Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Investor Shares and Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.

Differences Between ETF Shares and Conventional Mutual Fund Shares Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.


Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

- The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

- ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of a fund's ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:


ETF Shares                 Expense Ratio
----------------------------------------
Total Stock Market ETF             0.07%
----------------------------------------
Large-Cap ETF                      0.07
----------------------------------------
Value ETF                          0.11
----------------------------------------
Growth ETF                         0.11
----------------------------------------



Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares, or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF shares of one fund cannot be exchanged for ETF shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

- Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

SHIP LOGO

P.O. Box 2600 Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information If you would
like more information about Vanguard
U.S. Stock Index Large-Capitalization Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Funds' investments is available in the Funds' annual and semiannual report to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P085 042007

Vanguard/(R)/ U.S. Stock Index
Large-Capitalization Funds
>  Prospectus


Investor Shares for Participants
April 27, 2007


Vanguard Total Stock Market Index Fund
Vanguard Large-Cap Index Fund
Vanguard Value Index Fund
Vanguard Growth Index Fund



This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------
An Introduction to        1       Financial Highlights                    27
Index Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       Investing With Vanguard                 32
-------------------------------------------------------------------------------
 Total Stock Market       2       Accessing Fund Information by Computer  34
 Index Fund
-------------------------------------------------------------------------------
 Large-Cap Index Fund     6       Glossary of Investment Terms            35
-------------------------------------------------------------------------------
 Value Index Fund        10
-------------------------------------------------------------------------------
 Growth Index Fund       14
-------------------------------------------------------------------------------
More on the Funds        18
-------------------------------------------------------------------------------
 The Funds and           23
 Vanguard
-------------------------------------------------------------------------------
 Investment Advisor      24
-------------------------------------------------------------------------------
 Dividends, Capital     25
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price            25
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Funds'  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

..    Variety of investments.  Most Vanguard index funds generally  invest in the securities of a wide variety of companies and industries.

..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the Vanguard Large-Capitalization Index Funds. The Funds use indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                    Seeks to Track
------------------------------------------------------------------
Vanguard Total Stock Market Index Fund  The overall stock market
------------------------------------------------------------------
Vanguard Large-Cap Index Fund           Large-cap stocks
------------------------------------------------------------------
Vanguard Value Index Fund               Large-cap value stocks
------------------------------------------------------------------
Vanguard Growth Index Fund              Large-cap growth stocks
------------------------------------------------------------------


On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Total Stock Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.



Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
        BAR CHART [RANGE -40 TO 60%]

                 1997  30.99%
                 1998  23.26
                 1999  23.81
                 2000 -10.57
                 2001 -10.97
                 2002 -20.96
                 2003  31.35
                 2004  12.52
                 2005   5.98
                 2006  15.51
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.51% (quarter ended December 31, 1998), and the lowest return for a quarter was -16.84% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                 1 Year            5 Years              10 Years
--------------------------------------------------------------------------------
Vanguard Total Stock             15.51%              7.42%                8.57
Market Index Fund
Investor Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
Dow Jones Wilshire               15.87%              7.65%                8.67%
5000 Composite Index
--------------------------------------------------------------------------------
Spliced Total Stock              15.72               7.57                8.63
Market Index/1/
--------------------------------------------------------------------------------
MSCI US Broad Market Index       15.72                --                  --
--------------------------------------------------------------------------------
1 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market Index as its target index on April 23, 2005.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.16%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.19%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$19            $61            $107           $243
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $85.5 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  April 27, 1992
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          TotSt
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            85
-----------------------------------------------------------------------------------------------
Cusip Number                    922908306
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VTSMX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Large-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 TO 60]
                        2005     6.12%
                        2006    15.49
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 9.57% (quarter ended December 31, 2006), and the lowest return for a quarter was -1.96% (quarter ended March 31, 2005).


Average Annual Total Returns for Periods Ended December 31, 2006

                                              1 Year        Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Large-Cap                            15.49%                10.48%
Index Investor Shares
--------------------------------------------------------------------------------
Comparative Indexex (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P 500 Index                                 15.79%                10.06%
--------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                15.68                 10.66
--------------------------------------------------------------------------------
1 Since-inception returns for the Investor Shares are from January 30, 2004--the inception date of the Investor Shares--through December 31, 2006.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.14%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.06%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.20 %
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$20           $64           $113          $255
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $1.04 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  January 30, 2004
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          LarCapIx
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            307
-----------------------------------------------------------------------------------------------
Cusip Number                    922908587
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VLACX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Value Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 TO -60]

                        1997    29.77
                        1998    14.64
                        1999    12.57
                        2000     6.08
                        2001   -11.88
                        2002   -20.91
                        2003    32.25
                        2004    15.29
                        2005     7.09
                        2006    22.15
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 20.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.45% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                 1 Year            5 Years             10 Years
--------------------------------------------------------------------------------
Vanguard Value Index             22.15%             9.54%               9.46%
Fund Investor Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P 500/ Citigroup               20.80%             9.38%               9.44%
Value Index/1/
--------------------------------------------------------------------------------
Spliced Value Index/2/           22.37              9.68                9.59
--------------------------------------------------------------------------------
MSCI US Prime Market             22.37                --                  --
Value Index
--------------------------------------------------------------------------------
1 Reflects performance of the S&P 500/Barra Value Index through June 30, 2006, and performance of the S&P 500/Citigroup Value Index therafter. Effective June 30, 2006, the S&P 500/Barra Value Index was discontinued.
2 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.18%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.21%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$22           $68           $118          $268
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $10.8 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  November 2, 1992
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          Value
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            06
-----------------------------------------------------------------------------------------------
Cusip Number                    922908405
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIVAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Growth Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares
------------------------------------------------------------

                BAR CHART [RANGE -40 TO 60]

                        1997     36.34
                        1998     42.21
                        1999     28.76
                        2000    -22.21
                        2001    -12.93
                        2002    -23.68
                        2003     25.92
                        2004      7.20
                        2005      5.09
                        2006      9.01
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 24.64% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.50% (quarter ended March 31, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006

                                     1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
Vanguard Growth Index                 9.01%            3.37%            7.15%
Fund Investor Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P 500/Citigroup                    11.01%           3.48%            7.22%
Growth Index/1/
--------------------------------------------------------------------------------
Spliced Growth                        9.20            3.53             7.25
Index/2/
--------------------------------------------------------------------------------
MSCI US Prime Market                  9.20             --                --
Growth Index
--------------------------------------------------------------------------------
1 Reflects performance of the S&P 500/Barra Growth Index through June 30, 2006, and performance of the S&P 500/ Citigroup Growth Index thereafter. Effective June 30, 2006, the S&P 500/Barra Growth Index was discontinued.
2 Reflects performance of the S&P/500 Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.19%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.22%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$23           $71           $124          $280
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  November 2, 1992
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          Growth
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            09
-----------------------------------------------------------------------------------------------
Cusip Number                    922908504
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIGRX
-----------------------------------------------------------------------------------------------

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders


Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                 1           5        10       20
              Year       Years     Years    Years
-------------------------------------------------
Best          54.2%      28.6%     19.9%    17.8%
-------------------------------------------------
Worst        -43.1      -12.4     - 0.8      3.1
-------------------------------------------------
Average       12.3       10.4      11.1     11.4
-------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.


Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:


                             Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------

Total Stock Market                 $31.2 billion
--------------------------------------------------
Large-Cap                           47.0
--------------------------------------------------
Value                               60.6
--------------------------------------------------
Growth                              35.0
--------------------------------------------------




[FLAG] Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.



Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, or for any other reason determined in good faith by the Fund's Board of Trustees. In any such instance, the substitute index would measure the same general market (large-, mid-, or small-cap, growth, or value) as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.



Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund (except the Large-Cap Index), represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

The managers primarily responsible for the day-to-day management of the Funds are:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994. Education: B.S., Villanova University.
--------------------------------------------------------------------------------

The  Statement  of  Additional   Information  provides  information  about  each
portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Funds generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $30.00 per share. During the year, each Investor Share earned $0.523 from investment income (interest and dividends) and $4.091 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.524 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $34.09, reflecting earnings of $4.614 per share and distributions of $0.524 per share. This was an increase of $4.09 per share (from $30.00 at the beginning of the year to $34.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.51% for the year.

As of December 31, 2006, the Investor Shares had approximately $39 billion in net assets. For the year, the expense ratio was 0.19% ($1.90 per $1,000 of net assets), and the net investment income amounted to 1.66% of average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

Total Stock Market Index Fund Investor Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                              2006       2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $30.00     $28.77    $25.99   $20.07    $25.74
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                         .523       .466   .445/1/     .325      .295
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                              4.091      1.237     2.780    5.922   (5.672)
------------------------------------------------------------------------------------------
Total from Investment Operations             4.614      1.703     3.225    6.247   (5.377)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income        (.524)     (.473)    (.445)   (.327)    (.293)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       --         --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                         (.524)     (.473)    (.445)   (.327)    (.293)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $34.09     $30.00    $28.77   $25.99    $20.07
------------------------------------------------------------------------------------------
Total Return                                15.51%      5.98%    12.52%   31.35%   -20.96%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)       $39,095    $29,785   $31,718  $24,059   $14,254
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
Assets                                       0.19%      0.19%     0.19%    0.20%     0.20%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                          1.66%      1.62%  1.70%/1/    1.49%     1.32%
------------------------------------------------------------------------------------------
Turnover Rate/2/                                4%        12%     4%/3/       2%        2%
------------------------------------------------------------------------------------------
1    Net investment  income per share and the ratio of net investment  income to average net assets include $.063 and 0.25%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.
2    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
3    Includes activity related to a change in the Fund's target index.

Large-Cap Index Fund Investor Shares

                                                Year Ended Dec. 31,          Jan. 30/1/ to
                        ------------------------------------------                Dec. 31,
                                                2006          2005                   2004
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $22.38        $21.41                  $20.00
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                           .393          .328                  .39/2/
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                3.044          .970                    1.41
------------------------------------------------------------------------------------------
Total from Investment Operations               3.437         1.298                    1.80
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income          (.397)        (.328)                   (.39)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains         --            --                      --
------------------------------------------------------------------------------------------
Total Distributions                           (.397)        (.328)                   (.39)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $25.42        $22.38                  $21.41
------------------------------------------------------------------------------------------
Total Return                                  15.49%         6.12%                   9.13%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $211           $94                     $44
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
 Net Assets                                    0.20%         0.20%                0.20%/3/
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                            1.74%         1.72%              1.92%/2,3/
------------------------------------------------------------------------------------------
Turnover Rate/4/                                  9%            9%                      5%
------------------------------------------------------------------------------------------
1    Inception.
2    Net investment  income per share and the ratio of net investment  income to average net assets include $0.05 and 0.30%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.
3    Annualized.
4    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.

Value Index Fund Investor Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $22.29  $21.35    $18.95   $14.65    $18.90
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                            .586    .559      .460     .378      .303
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         4.295    .936     2.399    4.294   (4.238)
on Investments
------------------------------------------------------------------------------------------
Total from Investment Operations                4.881   1.495     2.859    4.672   (3.935)
------------------------------------------------------------------------------------------
Distributions

------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.591)  (.555)    (.459)   (.372)   (.315)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --      --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                            (.591)  (.555)    (.459)   (.372)    (.315)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $26.58  $22.29    $21.35   $18.95    $14.65
------------------------------------------------------------------------------------------
Total Return                                   22.15%   7.09%    15.29%   32.25%   -20.91%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $4,417  $3,376    $3,592   $2,921    $2,197
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
 Assets                                         0.21%   0.21%     0.21%    0.23%     0.23%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                     2.48%   2.63%     2.40%    2.38%     1.80%
------------------------------------------------------------------------------------------
Turnover Rate/1/                                  20%     21%       18%   44%/2/       26%
------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Growth Index Fund Investor Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $27.54  $26.41    $24.92   $19.95    $26.42
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                            .241    .196   .291/1/     .169     .222
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                 2.228   1.139     1.494    4.977   (6.465)
------------------------------------------------------------------------------------------
Total from Investment Operations                2.469   1.335     1.785    5.146   (6.243)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.239)  (.205)    (.295)   (.176)    (.227)

------------------------------------------------------------------------------------------
Distributions from Realized
 Capital Gains                                     --      --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                            (.239)  (.205)    (.295)   (.176)    (.227)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $29.77  $27.54    $26.41   $24.92    $19.95
------------------------------------------------------------------------------------------
Total Return                                 9.01%   5.09%     7.20%   25.92%   -23.68%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $6,707  $6,761    $7,711   $7,586    $6,094

------------------------------------------------------------------------------------------
Ratio of Total Expenses to
Average Net Assets                              0.22%   0.22%     0.22%    0.23%     0.23%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                     0.86%   0.75%  1.14%/1/    0.77%     0.97%
------------------------------------------------------------------------------------------
Turnover Rate/2/                                  28%     23%       24%   42%/3/       23%
------------------------------------------------------------------------------------------
1    Net investment  income per share and the ratio of net investment  income to average net assets include $0.139 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
3    Includes activity related to a change in the Fund's target index.

Investing With Vanguard

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

..    If you have any questions about a Fund or Vanguard, including those about a
     Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

..    If you have questions about your account,  contact your plan  administrator or the organization that provides recordkeeping services for your plan.

..    Be sure to  carefully  read each topic that  pertains to your  transactions with Vanguard.

..    Vanguard  reserves the right to change these policies  without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


..    You must wait 60 days before exchanging back into the fund.

..    The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares within the same fund.

..    Conversions of shares from one share class to another in the same fund.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

..    Certain investment options,  particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

..    Be sure to read that  fund's  prospectus.  Contact  Vanguard's  Participant
     Access Center, toll-free, at 800-523-1188 for a copy.

..    Vanguard can accept exchanges only as permitted by your plan.  Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.








Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The
McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

[SHIP] [VANGUARD LOGO]

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information
about Vanguard U.S. Stock Index
Large-Capitalization Funds, the
following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to
shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally
a part of) this prospectus.
To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC.
To find out more about this
public service, call the SEC at 202-551-8090.
Reports and other information
about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I085 042007

Vanguard/(R)/ U.S. Stock Index
Large-Capitalization Funds


>  Prospectus
Admiral(TM) Shares for Participants
April 27, 2007


Vanguard Total Stock Market Index Fund
Vanguard Large-Cap Index Fund
Vanguard Value Index Fund
Vanguard Growth Index Fund


This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------
An Introduction to        1       Financial Highlights                    27
Index Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       Investing With Vanguard                 32
-------------------------------------------------------------------------------
 Total Stock Market       2       Accessing Fund Information by Computer  34
 Index Fund
-------------------------------------------------------------------------------
 Large-Cap Index Fund     6       Glossary of Investment Terms            35
-------------------------------------------------------------------------------
 Value Index Fund        10
-------------------------------------------------------------------------------
 Growth Index Fund       14
-------------------------------------------------------------------------------
More on the Funds        18
-------------------------------------------------------------------------------
 The Funds and           23
 Vanguard
-------------------------------------------------------------------------------
 Investment Advisor      24
-------------------------------------------------------------------------------
 Dividends, Capital      25
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             25
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


..    Variety of investments.  Most Vanguard index funds generally  invest in the securities of a wide variety of companies and industries.


..    Relative  performance  consistency.  Because  they  seek  to  track  market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

..    Low cost.  Index  funds are  inexpensive  to run,  compared  with  actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the Vanguard Large-Capitalization Funds. The Funds use indexes sponsored by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                               Seeks to Track
-----------------------------------------------------------------
Vanguard Total Stock Market Index  The overall stock market
-----------------------------------------------------------------
Vanguard Large-Cap Index           Large-cap stocks
-----------------------------------------------------------------
Vanguard Value Index               Large-cap value stocks
-----------------------------------------------------------------
Vanguard Growth Index              Large-cap growth stocks
-----------------------------------------------------------------

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Total Stock Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.



Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
Scale -40%  -- 60%

2001    -10.89%
2002    -20.95
2003     31.42
2004     12.61
2005      6.09
2006     15.63
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 16.47% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.83% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006


                                1 Year           5 Years      Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Total Stock            15.63%            7.49%                   3.65%
Market Index Fund
Admiral Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
Dow Jones Wilshire              15.87%            7.65%                   3.76%
5000 Composite Index
--------------------------------------------------------------------------------
Spliced Total Stock             15.72             7.57                    3.69
Market Index/2/
--------------------------------------------------------------------------------
MSCI US Broad Market Index      15.72               --                     --

--------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005 and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad Market Index as its target index on April 23, 2005.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None /1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.09%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$9            $29           $51           $115
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $85.5  billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--April 27, 1992
                                Admiral Shares--November 13, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          TotStAdml
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            585
-----------------------------------------------------------------------------------------------
Cusip Number                    922908728
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VTSAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Large-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
Scale -40%  -- 60%


2005    6.19%
2006   15.58
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.84% (quarter ended December 31, 2006), and the lowest return for a quarter was -1.97% (quarter ended March 31, 2005).




Average Annual Total Returns for Periods Ended December 31, 2006

                                              1 Year         Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund Admiral Shares   15.58%                 10.47%
--------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P 500 Index                                  15.79%                   9.95%
--------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                 15.68                   10.56
--------------------------------------------------------------------------------
1 Since-inception returns for the Admiral Shares are from February 2, 2004--the inception date of the Admiral Shares--through December 31, 2006.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.
                                                                               7

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.05%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.12%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $1.04 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--January 30, 2004
                                Admiral Shares--February 2, 2004
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          LarCapAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5307
-----------------------------------------------------------------------------------------------
Cusip Number                    922908579
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VLCAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Value Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
Scale -40%  -- 60%

2001    -11.83%
2002    -20.85
2003     32.36
2004     15.40
2005      7.20
2006     22.27
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 20.29% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.44% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                1 Year            5 Years    Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Value Index             22.27%             9.64%              6.14%
Fund Admiral Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P 500/ Citigroup               20.80%             9.38%             5.95%
Value Index/2/
--------------------------------------------------------------------------------
Spliced Value Index/3/           22.37              9.68              6.18
--------------------------------------------------------------------------------
MSCI US Prime Market             22.37                --                --
Value Index
--------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Value Index through June 30, 2006, and performance of the S&P 500/Citigroup Value Index thereafter. Effective June 30, 2006, the S&P 500/Barra Value Index was discontinued.
3. Reflects performance of the S&P 500/Barra Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested                   None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.11%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------



This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $10.9billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--November 2, 1992
                                Admiral Shares--November 13, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ValAdml
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            506
-----------------------------------------------------------------------------------------------
Cusip Number                    922908678
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VVIAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Growth Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

..    Stock  market  risk,  which is the chance that stock  prices  overall  will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

..    Investment   style   risk,   which  is  the  chance   that   returns   from
     large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
Scale -40%  -- 60%

2001    -12.88%
2002    -23.62
2003     26.03
2004     7.31
2005     5.21
2006     9.13
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 12.98% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.49% (quarter ended March 31, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006

                                1 Year         5 Years      Since Inception/1/
--------------------------------------------------------------------------------
Vanguard Growth Index           9.13%             3.47%                -0.75%
Fund Admiral Shares
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
S&P 500/Citigroup              11.01%             3.48%                -0.69%
Growth Index/2/
--------------------------------------------------------------------------------
Spliced Growth Index/3/         9.20              3.53                 -0.66
--------------------------------------------------------------------------------
MSCI US Prime Market            9.20               --                     --
Growth Index
--------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Growth Index through June 30, 2006, and performance of the S&P 500/ Citigroup Growth Index thereafter. Effective June 30, 2006, the S&P 500/Barra Growth Index was discontinued.
3. Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested  Dividends        None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.11%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------


This  example  should  not  be  considered  to  represent   actual  expenses  or
performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--November 2, 1992
                                Admiral Shares--November 13, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          GrwthAdml
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            509
-----------------------------------------------------------------------------------------------
Cusip Number                    922908660
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIGAX
-----------------------------------------------------------------------------------------------

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)

          1 Year     5 Years   10 Years  20 Years
-------------------------------------------------
Best        54.2%      28.6%     19.9%    17.8%
-------------------------------------------------
Worst      -43.1      -12.4     - 0.8      3.1
-------------------------------------------------
Average     12.3       10.4      11.1     11.4
-------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:


                             Asset-Weighted Median
Vanguard Index Fund          Market Capitalization
--------------------------------------------------
Total Stock Market                   $31.2 billion
--------------------------------------------------
Large-Cap                             47.0
--------------------------------------------------
Value                                 60.6
--------------------------------------------------
Growth                                35.0
--------------------------------------------------



[FLAG] Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.



Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.



Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


..    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

..    Each Vanguard fund (other than money market funds,  short-term  bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

..    Certain Vanguard funds charge shareholders  purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund (except the Large-Cap Index), represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

The managers primarily responsible for the day-to-day management of the Funds are:

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994. Education: B.S., Villanova University.
--------------------------------------------------------------------------------

The  Statement  of  Additional   Information  provides  information  about  each
portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Funds generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Stock Market Index Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2006 with a net asset value (price) of $30.00 per share. During the year, each Admiral Share earned $0.555 from investment income (interest and dividends) and $4.091 from investments that had appreciated in value or that were sold for higher prices than the Fund paid or them.

Shareholders received $0.556 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $34.09, reflecting earnings of $4.646 per share and distributions of $0.556 per share. This was an increase of $4.09 per share (from $30.00 at the beginning of the year to $34.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.63% for the year.

As of December 31, 2006, the Admiral Shares had approximately $26.8 billion in net assets. For the year, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 1.76% of average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

Total Stock Market Index Fund Admiral Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                              2006       2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                                  $30.00     $28.77    $25.99   $20.07    $25.75
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                         .555       .495   .468/1/     .336      .296
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                              4.091      1.237     2.780    5.922   (5.672)
------------------------------------------------------------------------------------------
Total from Investment Operations             4.646      1.732     3.248    6.258   (5.376)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income        (.556)     (.502)    (.468)   (.338)    (.304)
------------------------------------------------------------------------------------------
Distributions from Realized
Capital Gains                                   --         --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                         (.556)     (.502)    (.468)   (.338)    (.304)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $34.09     $30.00    $28.77   $25.99    $20.07
------------------------------------------------------------------------------------------
Total Return                                15.63%      6.09%    12.61%   31.42%   -20.95%
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period
 (Millions)                                $26,853    $20,347   $10,856   $7,969    $4,069
------------------------------------------------------------------------------------------
Ratio of Total Expenses to
 Average Net Assets                          0.09%      0.09%     0.10%    0.15%     0.15%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                  1.76%      1.72%  1.79%/1/    1.54%     1.39%
------------------------------------------------------------------------------------------
Turnover Rate/2/                                4%     12%/3/        4%       2%        2%
------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.
3 Includes activity related to a change in the Fund's target index.

Large-Cap Index Fund Admiral Shares

                                                Year Ended Dec. 31,          Feb. 2/1/ to
                        ------------------------------------------                Dec. 31,
                                                2006          2005                   2004
------------------------------------------------------------------------------------------
Net Asset Value,                              $27.98         $26.77                 $25.08
Beginning of Period
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                           .514           .431                .501/2/
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                3.806          1.209                  1.692
------------------------------------------------------------------------------------------
Total from Investment
 Operations                                    4.320          1.640                  2.193
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income          (.520)         (.430)                 (.503)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains         --             --                     --
------------------------------------------------------------------------------------------
Total Distributions                           (.520)         (.430)                 (.503)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $31.78          $27.98                $26.77
------------------------------------------------------------------------------------------
Total Return                                  15.58%          6.19%                  8.87%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $164            $71                    $27
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
 Net Assets                                    0.12%          0.12%               0.12%/3/

------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                            1.82%          1.80%             2.00%/2,3/

------------------------------------------------------------------------------------------
Turnover Rate/4/                                  9%             9%                     5%
------------------------------------------------------------------------------------------
1    Inception.
2    Net investment  income per share and the ratio of net investment  income to average net assets include $.063 and 0.30%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.
3    Annualized.
4    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.

Value Index Fund Admiral Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $22.29  $21.35    $18.95   $14.65    $18.90
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                            .611    .581      .479     .392      .315
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                 4.295    .936     2.399    4.294   (4.238)
------------------------------------------------------------------------------------------
Total from Investment Operations                4.906   1.517     2.878    4.686   (3.923)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.616)  (.577)    (.478)   (.386)    (.327)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --      --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                            (.616)  (.577)    (.478)   (.386)    (.327)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $26.58  $22.29    $21.35   $18.95    $14.65
------------------------------------------------------------------------------------------
Total Return                                   22.27%   7.20%    15.40%   32.36%   -20.85%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $2,625  $1,880    $1,075     $773      $480
------------------------------------------------------------------------------------------
Ratio of Total Expenses to
 Average Net Assets                             0.11%   0.11%     0.11%    0.15%     0.15%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income
 to Average Net Assets                          2.58%   2.72%     2.50%    2.48%     1.88%
------------------------------------------------------------------------------------------
Turnover Rate/1/                                  20%     21%       18%   44%/2/       26%
------------------------------------------------------------------------------------------
1    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
2    Includes activity related to a change in the Fund's target index.

Growth Index Fund Admiral Shares
                                                                  Year Ended December 31,
                                         -------------------------------------------------
                                                 2006    2005      2004     2003      2002
------------------------------------------------------------------------------------------
Net Asset Value,Beginning of Period            $27.54  $26.41    $24.92   $19.95   $26.42
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                            .272    .226    .32/1/    .188       .237
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                 2.228   1.139      1.49    4.977   (6.465)
------------------------------------------------------------------------------------------
Total from Investment Operations                2.500   1.365      1.81    5.165   (6.228)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.270)  (.235)     (.32)   (.195)    (.242)
------------------------------------------------------------------------------------------
Distributions from
 Realized Capital Gains                            --      --        --       --        --
------------------------------------------------------------------------------------------
Total Distributions                            (.270)   (.235)    (.32)   (.195)    (.242)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $29.77  $27.54    $26.41   $24.92    $19.95
------------------------------------------------------------------------------------------
Total Return                                    9.13%   5.21%     7.31%   26.03%   -23.62%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)           $2,505  $2,076    $1,214   $1,092      $751
------------------------------------------------------------------------------------------
Ratio of Total
 Expenses to Average Net Assets                 0.11%   0.11%     0.11%    0.15%     0.15%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                              0.97%   0.86%  1.27%/1/    0.84%     1.05%
------------------------------------------------------------------------------------------
Turnover Rate/2/                                  28%     23%   24% /3/      42%       23%
------------------------------------------------------------------------------------------
1    Net investment  income per share and the ratio of net investment  income to average net assets include $0.14 and 0.55%, respectively,  resulting from a special dividend from Microsoft Corp. in November 2004.
2    Excludes  the value of  portfolio  securities  received or  delivered  as a result of in-kind  purchases or redemptions  of the Fund's capital  shares, including ETF Creation Units.
3    Includes activity related to a change in the Fund's target index.

Investing With Vanguard

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

..    If you have any questions about a Fund or Vanguard, including those about a
     Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

..    If you have questions about your account,  contact your plan  administrator or the organization that provides recordkeeping services for your plan.

..    Be sure to  carefully  read each topic that  pertains to your  transactions with Vanguard.

..    Vanguard  reserves the right to change these policies  without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


..    You must wait 60 days before exchanging back into the fund.

..    The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

..    Purchases of shares with participant  payroll or employer  contributions or loan repayments.

..    Purchases   of  shares   with   reinvested   dividend   or  capital   gains
     distributions.

..    Distributions, loans, and in-service withdrawals from a plan.

..    Redemptions of shares as part of a plan  termination or at the direction of the plan.

..    Redemptions of shares to pay fund or account fees.

..    Share or asset transfers or rollovers.

..    Re-registrations of shares within the same fund.

..    Conversions of shares from one share class to another in the same fund.

..    Automated   transactions   executed  during  the  first  six  months  of  a
     participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

..    Certain investment options,  particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

..    Be sure to read that  fund's  prospectus.  Contact  Vanguard's  Participant
     Access Center, toll-free, at 800-523-1188 for a copy.

..    Vanguard can accept exchanges only as permitted by your plan.  Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Accessing Fund Information by Computer


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.








Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment  Advisor.  An  organization  that  makes  the  day-to-day   decisions
regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.
                                                                              36

This page intentionally left blank.

[SHIP] [VANGUARD LOGO]

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information
about Vanguard U.S. Stock Index
Large-Capitalization Funds,
the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to shareholders.
In the annual reports, you will
find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Access Center
P.O. Box 2900 Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information
about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC.
To find out more about this
public service, call the SEC at 202-551-8090.
Reports and other information
about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I585 042007

Vanguard(R) U.S. Stock Index
Large-Capitalization Funds

>  Prospectus

Signal(TM) Shares
April 27, 2007

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]


Vanguard Total Stock Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Value Index Fund

Vanguard Growth Index Fund



                                                          [INDEXED TO MSCI LOGO]

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


An Introduction to Index Funds           1       Investing With Vanguard         34
------------------------------------------------------------------------------------
Vanguard Fund Profiles                   2        Purchasing Shares              34
------------------------------------------------------------------------------------
 Total Stock Market Index Fund           2        Converting Shares              37
------------------------------------------------------------------------------------
 Large-Cap Index Fund                    6        Redeeming Shares               38
------------------------------------------------------------------------------------
 Value Index Fund                       10        Exchanging Shares              41
------------------------------------------------------------------------------------
 Growth Index Fund                      14        Frequent-Trading Limits        41
------------------------------------------------------------------------------------
More on the Funds                       18        Other Rules You Should Know    43
------------------------------------------------------------------------------------
 The Funds and Vanguard                 23        Fund and Account Updates       46
------------------------------------------------------------------------------------
 Investment Advisor                     23        Contacting Vanguard            48
------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes    25       ETF Shares                      50
------------------------------------------------------------------------------------
 Share Price                            27       Glossary of Investment Terms    55
------------------------------------------------------------------------------------
Financial Highlights                    28
------------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers the Funds' Signal Shares, which are generally for investors who invest a minimum of $1 million.


A separate prospectus offers the Fund's Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million. Another prospectus offers Investor Shares as well as Admiral(TM) Shares. In addition, the Fund provides an exchange-traded class of shares (Vanguard ETF Shares), which are also offered through a separate prospectus. A brief description of ETF Shares and how to convert into them appears on pages 50 to 54 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

AN INTRODUCTION TO INDEX FUNDS


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


- Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the Vanguard Large-Capitalization Index Funds. The Funds use indexes sponsored by Morgan Stanley Capital International(R) (MSCI(R)).


Fund                                Seeks to Track
------------------------------------------------------------------
Vanguard Total Stock Market Index   The overall stock market
------------------------------------------------------------------
Vanguard Large-Cap Index            Large-cap stocks
------------------------------------------------------------------
Vanguard Value Index                Large-cap value stocks
------------------------------------------------------------------
Vanguard Growth Index               Large-cap growth stocks
------------------------------------------------------------------


On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--VANGUARD TOTAL STOCK MARKET INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Total Stock Market Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Admiral Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
[BAR CHART: SCALE -40% TO 60%]

                             2001     -10.89
                             2002     -20.95
                             2003      31.42
                             2004      12.61
                             2005       6.09
                             2006      15.63

------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 16.47% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.83% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                       Since
                                                                   1 Year          5 Years       Inception/1/
-------------------------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund Admiral Shares
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 15.63%            7.49%             3.65%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                 15.33             7.16              3.27
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares         10.52             6.37              2.96
-------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                             15.87%            7.65%             3.76%
-------------------------------------------------------------------------------------------------------------
Spliced Total Stock Market Index/2/                                 15.72             7.57              3.69
-------------------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                          15.72               --                --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
  December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005 and performance of the MSCI US Broad Market Index thereafter.  The Fund adopted the MSCI US Broad Market Index as its target index on April 23, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.09%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$9           $29            $51           $115
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $85.5 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March,
                                June, September, and December; capital gains, if
                                any, are distributed annually in December.
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--April 27, 1992
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
--------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor
                                Shares if you are no longer eligible for Signal
                                Shares
--------------------------------------------------------------------------------
Newspaper Abbreviation          TotStSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1341
--------------------------------------------------------------------------------
Cusip Number                    922908488
--------------------------------------------------------------------------------
Ticker Symbol                   VTSSX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LARGE-CAP INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Large-Cap Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ.The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
[BAR CHART: SCALE -40% TO 60%]

                             2005       6.19
                             2006      15.58

------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.84% (quarter ended December 31, 2006), and the lowest return for a quarter was -1.97% (quarter ended March 31, 2005).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                                                 Since
                                                                1 Year     Inception/1/
---------------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund Admiral Shares
---------------------------------------------------------------------------------------
Return Before Taxes                                              15.58%          10.47%
---------------------------------------------------------------------------------------
Return After Taxes on Distributions                              15.28           10.17
---------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      10.48            8.97
---------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
---------------------------------------------------------------------------------------
S&P 500 Index                                                    15.79%           9.95%
---------------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                                   15.68           10.56
---------------------------------------------------------------------------------------
1 Since-inception returns are from February 2, 2004--the inception date of the
  Admiral Shares--through December 31, 2006.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.05%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.12%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $1.04 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March,
                                June, September, and December; capital gains, if
                                any, are distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--January 30, 2004
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
--------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor
                                Shares if you are no longer eligible for Signal
                                Shares
--------------------------------------------------------------------------------
Newspaper Abbreviation          LarCapSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1343
--------------------------------------------------------------------------------
Cusip Number                    922908454
--------------------------------------------------------------------------------
Ticker Symbol                   VLCSX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD VALUE INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Value Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ.The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
[BAR CHART: SCALE -40% TO 60%]

                             2001     -11.83
                             2002     -20.85
                             2003      32.36
                             2004      15.40
                             2005       7.20
                             2006      22.27

------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 20.29% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.44% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                       Since
                                                                   1 Year          5 Years       Inception/1/
-------------------------------------------------------------------------------------------------------------
Vanguard Value Index Fund Admiral Shares
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 22.27%            9.64%             6.14%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                 21.82             9.15              5.29
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares         15.01             8.19              4.88
-------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------------------
S&P 500/ Citigroup Value Index/2/                                   20.80%            9.38%             5.95%
-------------------------------------------------------------------------------------------------------------
Spliced Value Index/3/                                              22.37             9.68              6.18
-------------------------------------------------------------------------------------------------------------
MSCI US Prime Market Value Index                                    22.37               --                --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
  December 31, 2006.
2 Reflects performance of the S&P 500/Barra Value Index through June 30, 2006, and performance of the
  S&P 500/ Citigroup Value Index thereafter. Effective June 30, 2006, the S&P 500/Barra Value Index was
  discontinued.
3 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the
  MSCI US Prime Market Value Index thereafter.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.11%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $10.9 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March,
                                June, September, and December; capital gains, if
                                any, are distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--November 2, 1992
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
--------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor
                                Shares if you are no longer eligible for Signal
                                Shares
--------------------------------------------------------------------------------
Newspaper Abbreviation          ValSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1346
--------------------------------------------------------------------------------
Cusip Number                    922908462
--------------------------------------------------------------------------------
Ticker Symbol                   VVISX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD GROWTH INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Growth Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
------------------------------------------------------------
[BAR CHART: SCALE -40% TO 60%]

                             2001     -12.88
                             2002     -23.62
                             2003      26.03
                             2004       7.31
                             2005       5.21
                             2006       9.13

------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.98% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.49% (quarter ended March 31, 2001).



Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                                       Since
                                                                   1 Year          5 Years       Inception/1/
-------------------------------------------------------------------------------------------------------------
Vanguard Growth Index Fund Admiral Shares
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                  9.13%            3.47%            -0.75%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                  8.98             3.26             -0.98
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares          6.13             2.90             -0.74
-------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index/2/                                   11.01%            3.48%            -0.69%
-------------------------------------------------------------------------------------------------------------
Spliced Growth Index/3/                                              9.20             3.53             -0.66
-------------------------------------------------------------------------------------------------------------
MSCI US Prime Market Growth Index                                    9.20               --                --
-------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--through
  December 31, 2006.
2 Reflects performance of the S&P 500/Barra Growth Index through June 30, 2006, and performance of the
  S&P 500/ Citigroup Growth Index thereafter. Effective June 30, 2006, the S&P 500/Barra Growth Index was
  discontinued.
3 Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the
  MSCI US Prime Market Growth Index thereafter.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.11%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March,
                                June, September, and December; capital gains,
                                if any, are distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  Investor Shares--November 2, 1992
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
--------------------------------------------------------------------------------
Conversion Features             Signal Shares--May be converted to Investor
                                Shares if you are no longer eligible for Signal
                                Shares
--------------------------------------------------------------------------------
Newspaper Abbreviation          GrwthSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1347
--------------------------------------------------------------------------------
Cusip Number                    922908470
--------------------------------------------------------------------------------
Ticker Symbol                   VIGSX
--------------------------------------------------------------------------------

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                         1 Year        5 Years        10 Years    20 Years
---------------------------------------------------------------------------
Best                       54.2%          28.6%           19.9%       17.8%
---------------------------------------------------------------------------
Worst                     -43.1          -12.4            -0.8         3.1
---------------------------------------------------------------------------
Average                    12.3           10.4            11.1        11.4
---------------------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:



                            Asset-Weighted Median
Vanguard Index Fund         Market Capitalization
-------------------------------------------------
Total Stock Market                $31.2 billion
-------------------------------------------------
Large-Cap                          47.0
-------------------------------------------------
Value                              60.6
-------------------------------------------------
Growth                             35.0
-------------------------------------------------



[FLAG]
Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management

Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately

$845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund (except the Large-Cap Index), represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

 Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since
 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994. Education: B.S., Villanova University.
--------------------------------------------------------------------------------




The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

Dividends, Capital Gains, and Taxes


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Funds generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Note: This prospectus offers each Fund's Signal Shares, not the Admiral Shares. Information for the Admiral Shares is shown here for the Large-Cap Index, Value Index, and Growth Index Funds, because each Fund's Signal Shares have not commenced operations. However, the two share classes invest in the same portfolio securities and will have the same financial performance, except to the extent that their operating expenses may differ.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Total Stock Market Index Fund's Signal Shares as an example. The Signal Shares began the fiscal period ending December 31, 2006 with a net asset value (price) of $30.47 per share. During the period, each Fund Share earned $0.181 from investment income (interest and dividends) and $2.536 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.277 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $32.91, reflecting earnings of $2.717 per share and distributions of $0.277 per share. This was an increase of $2.44 per share (from $30.47 at the beginning of the period to $32.91 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.95% for the period.

 As of December 31, 2006, the Signal Shares had approximately $381 million in net assets. For the period, the annualized expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the annualized net investment income amounted to 1.76% of average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

Total Stock Market Index Fund Signal Shares

                                                                   Sept. 1/1/ to
                                                                   Dec. 31, 2006
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $30.47
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                                      .181
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    2.536
--------------------------------------------------------------------------------
Total from Investment Operations                                          2.717
Operations
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.277)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
Total Distributions                                                       (.277)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $32.91
================================================================================
Total Return                                                              8.95%
================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                       $381
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                           0.09%/3/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    1.76%/3/
--------------------------------------------------------------------------------
Turnover Rate/2/                                                             4%
================================================================================
1 Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
3 Annualized.

Large-Cap Index Fund Admiral Shares

                                                                               Year Ended Dec. 31,              Feb. 2/1/ to
                                                                 ---------------------------------                  Dec. 31,
                                                                     2006                     2005                      2004
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $27.98                   $26.77                    $25.08
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                .514                     .431                      .501/2/
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments              3.806                    1.209                     1.692
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    4.320                    1.640                     2.193
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                (.520)                  (.430)                     (.503)
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                              --                       --                        --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (.520)                  (.430)                     (.503)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $31.78                   $27.98                    $26.77
==============================================================================================================================
Total Return                                                       15.58%                    6.19%                     8.87%
==============================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                 $164                      $71                       $27
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                       0.12%                    0.12%                  0.12%/3/
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                1.82%                    1.80%                2.00%/2,3/
------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                       9%                       9%                        5%
==============================================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.30%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
  Fund's capital shares, including ETF Creation Units.

Value Index Fund Admiral Shares
                                                                                               Year Ended December 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $22.29       $21.35       $18.95       $14.65       $18.90
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .611         .581         .479         .392         .315
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investmen          4.295         .936        2.399        4.294       (4.238)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              4.906        1.517        2.878        4.686       (3.923)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.616)       (.577)       (.478)       (.386)       (.327)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.616)       (.577)       (.478)       (.386)       (.327)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $26.58       $22.29       $21.35       $18.95       $14.65
========================================================================================================================
Total Return                                                 22.27%        7.20%       15.40%       32.36%      -20.85%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $2,625       $1,880       $1,075         $773         $480
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0.11%        0.11%        0.11%        0.15%        0.15%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.58%        2.72%        2.50%        2.48%        1.88%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                                20%          21%          18%          44%       26%/2/
========================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.
2 Includes activity related to a change in the Fund's target index.

Growth Index Fund Admiral Shares
                                                                                               Year Ended December 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $27.54       $26.41       $24.92       $19.95       $26.42
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .272         .226          .32/1/      .188         .237
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                2.228        1.139         1.49        4.977       (6.465)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              2.500        1.365         1.81        5.165       (6.228)
------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.270)       (.235)        (.32)       (.195)       (.242)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.270)       (.235)        (.32)       (.195)       (.242)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $29.77       $27.54       $26.41       $24.92       $19.95
========================================================================================================================
Total Return                                                  9.13%        5.21%        7.31%       26.03%      -23.62%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $2,505       $2,076       $1,214       $1,092         $751
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0.11%        0.11%        0.11%        0.15%        0.15%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    0.97%        0.86%     1.27%/1/        0.84%        1.05%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                                28%          23%          24%       42%/3/          23%
========================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.
3 Includes activity related to a change in the Fund's target index.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Signal Shares

To open and maintain an account. $1 million for new investors. Investment minimums may differ for certain categories of investors. Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account. Institutional clients should contact Vanguard for information on special rules that may apply to them.

- Institutional clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediaries; defined benefit and contribution plan clients; endowments; and foundations) whose accounts are not recordkept by Vanguard generally may hold Signal Shares if the total amount aggregated among all accounts held by the client and invested in a single Signal Shares fund is at least $1 million.

- Institutional intermediary clients. Institutional clients that are financial intermediaries generally may hold Signal Shares only if the total amount invested across all accounts held by the intermediary in the Fund is at least $5 million. Signal Shares generally are not available to financial intermediaries that serve as retail fund supermarkets.

- Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Total assets held by the client at Vanguard and average participant account balances must also meet or exceed certain eligibility minimums for Signal Shares. Please contact your Vanguard representative to determine whether your accounts qualify.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Signal Shares
You may convert Investor Shares into Signal Shares at any time if you meet the eligibility requirements for Signal Shares. Vanguard will not automatically convert accounts holding Investor Shares that qualify for conversion into Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Conversions From Admiral Shares Into Signal Shares
The Fund may convert an eligible investor's Admiral Shares into Signal Shares. The Fund will notify the investor in writing before any automatic conversion into Signal Shares. You may instruct the Fund if you do not wish to convert into Signal Shares. In such cases, your Admiral Shares will be converted into Investor Shares.

Conversions Into Institutional Shares
You are eligible for a self-directed conversion from Signal Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million and you meet all eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Automatic conversions do not apply to accounts that qualify for Institutional Shares.


Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Signal Shares, the Fund may automatically convert the investor's Signal Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.



Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).

- Redemptions of shares to pay fund or account fees.

- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

- Transfers and re-registrations of shares within the same fund.

- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.

- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares.

- Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com(R)


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.


- Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.



Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Signal Shares through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine whether Signal Shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.



Low-Balance Accounts
Each Fund reserves the right to convert an investor's Signal Shares into Admiral Shares or Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Large-Capitalization Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.

- Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
----------------------------------------------------------------------------------------------------------
Vanguard.com                               For the most complete source of Vanguard news
24 hours a day, 7 days a week              For fund, account, and service information
                                           For most account transactions
                                           For literature requests
----------------------------------------------------------------------------------------------------------
Phone
----------------------------------------------------------------------------------------------------------
Vanguard Tele-Account(R) 800-662-6273      For automated fund and account information
(ON-BOARD)                                 For exchange transactions (subject to limitations)
                                           Toll-free, 24 hours a day, 7 days a week
----------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)   For fund and service information
(Text telephone for the hearing impaired   For literature requests
at 800-952-3335)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)        For account information
(Text telephone for the hearing impaired   For most account transactions
at 800-749-7273)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Signal Service Centers                     For information regarding Signal Shares
                                           For institutional intermediary clients: 800-997-2798
                                           For institutional clients whose accounts are not recordkept at Vanguard: 888-809-8102
                                           For institutional clients whose accounts are recordkept at
                                           Vanguard: 800-523-1188
                                           For most Signal Share transactions
                                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Institutional Division                     For information and services for large institutional investors
888-809-8102                               Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------
Intermediary Sales Support                 For information and services for financial intermediaries
800-997-2798                               including broker-dealers, trust institutions, insurance
                                           companies, and financial advisors
                                           Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------





Fund Numbers
Please use the specific fund number when contacting us:



                                             Signal Shares
------------------------------------------------------------
Vanguard Total Stock Market Index Fund       1341
------------------------------------------------------------
Vanguard Large-Cap Index Fund                1343
------------------------------------------------------------
Vanguard Value Index Fund                    1346
------------------------------------------------------------
Vanguard Growth Index Fund                   1347
------------------------------------------------------------












Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's(R) and S&P(R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

ETF Shares


In addition to Signal Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Signal Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.


Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund currently offers an ETF Share class:


Fund                                       ETF Shares                          AMEX Trading
-------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund     Vanguard Total Stock Market ETF     VTI
-------------------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund              Vanguard Large-Cap ETF              VV
-------------------------------------------------------------------------------------------
Vanguard Value Index Fund                  Vanguard Value ETF                  VTV
-------------------------------------------------------------------------------------------
Vanguard Growth Index Fund                 Vanguard Growth ETF                 VUG
-------------------------------------------------------------------------------------------



Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Investor Shares and Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.



Differences Between ETF Shares and Conventional Mutual Fund Shares Signal Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.










*U.S. Pat. No. 6,879,964 B2.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.



Buying and Selling ETF Shares

Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.


You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.


There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.


Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

- The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

- ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of a fund's ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:

ETF Shares                 Expense Ratio
----------------------------------------
Total Stock Market ETF             0.07%
----------------------------------------
Large-Cap ETF                      0.07
----------------------------------------
Value ETF                          0.11
----------------------------------------
Growth ETF                         0.11
----------------------------------------



Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services(R) (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

Conversion Privilege

Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of another class of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.


Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

- Until the conversion process is complete, you will remain fully invested in the Funds' conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS



Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]

                                                  Institutional Division
                                                  P.O. Box 2900
                                                  Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD(R) > www.vanguard.com


For More Information

If you would like more information about Vanguard U.S. Stock Index Large-Capitalization Funds, the following documents are available free upon request:


Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


If you are an individual investor:

The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a client of Vanguard's Institutional Division:

The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act file number: 811-2652
(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P1341 042007

VANGUARD (R) U.S. STOCK INDEX
LARGE-CAPITALIZATION FUNDS



>  Prospectus



Signal(TM) Shares for Participants
April 27, 2007



                                              [SHIP LOGO] [VANGUARD (R) LOGO]



Vanguard Total Stock Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Value Index Fund

Vanguard Growth Index Fund







                                                 [INDEXED TO MSCI LOGO]

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


---------------------------------------------------------------------------------------------
An Introduction to Index Funds             1       Financial Highlights                    26
---------------------------------------------------------------------------------------------
Vanguard Fund Profiles                     2       Investing With Vanguard                 32
---------------------------------------------------------------------------------------------
 Total Stock Market Index Fund             2       Accessing Fund Information by Computer  34
---------------------------------------------------------------------------------------------
 Large-Cap Index Fund                      6       Glossary of Investment Terms            35
---------------------------------------------------------------------------------------------
 Value Index Fund                         10
---------------------------------------------------------------------------------------------
 Growth Index Fund                        14
---------------------------------------------------------------------------------------------
More on the Funds                         18
---------------------------------------------------------------------------------------------
 The Funds and Vanguard                   23
---------------------------------------------------------------------------------------------
 Investment Advisor                       24
---------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes      25
---------------------------------------------------------------------------------------------
 Share Price                              25
---------------------------------------------------------------------------------------------


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk (R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Signal Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


- Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the Vanguard Large-Capitalization Index Funds. The Funds use indexes sponsored by Morgan Stanley Capital International (R) (MSCI (R)).

Fund                                Seeks to Track
------------------------------------------------------------------
Vanguard Total Stock Market Index   The overall stock market
------------------------------------------------------------------
Vanguard Large-Cap Index            Large-cap stocks
------------------------------------------------------------------
Vanguard Value Index                Large-cap value stocks
------------------------------------------------------------------
Vanguard Growth Index               Large-cap growth stocks
------------------------------------------------------------------

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--VANGUARD TOTAL STOCK MARKET INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


PRIMARY INVESTMENT STRATEGIES


The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.


PRIMARY RISK

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares for Vanguard Total Stock Market Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--ADMIRAL SHARES
------------------------------------------------------------
[BAR CHART SCALE: -40% TO 60%]

                      2001          -10.89%
                      2002          -20.95
                      2003           31.42
                      2004           12.61
                      2005            6.09
                      2006           15.63
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 16.47% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.83% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                            Since
                                                              1 Year       5 Years      Inception/1/
----------------------------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES          15.63%         7.49%          3.65%
----------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
----------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                        15.87%         7.65%          3.76%
----------------------------------------------------------------------------------------------------
Spliced Total Stock Market Index/2/                            15.72          7.57           3.69
----------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                     15.72            --             --
----------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--
  through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through April 22, 2005 and performance of the MSCI US Broad Market Index thereafter. The Fund adopted the MSCI US Broad
  Market Index as its target index on April 23, 2005.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
-------------------------------------------------------------------------------
Purchase Fee                                                           None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
-------------------------------------------------------------------------------
Redemption Fee                                                         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                                    0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
-------------------------------------------------------------------------------
Other Expenses                                                         0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.09%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year                   3 Years                5 Years                10 Years
-------------------------------------------------------------------------------
$9                       $29                    $51                    $115
-------------------------------------------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $85.5 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
--------------------------------------------------------------------------------
Inception Date                  Admiral Shares--November 13, 2000
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Newspaper Abbreviation          TotStSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1341
--------------------------------------------------------------------------------
Cusip Number                    922908488
--------------------------------------------------------------------------------
Ticker Symbol                   VTSSX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LARGE-CAP INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares of Vanguard Large-Cap Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--ADMIRAL SHARES
------------------------------------------------------------
[BAR CHART SCALE: -40% TO 60%]

                      2005            6.19%
                      2006           15.58
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.84% (quarter ended December 31, 2006), and the lowest return for a quarter was -1.97% (quarter ended March 31, 2005).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                               Since
                                                              1 Year       Inception/1/
------------------------------------------------------------------------------------------
VANGUARD LARGE-CAP INDEX FUND ADMIRAL SHARES                   15.58%          10.47%
------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------
S&P 500 Index                                                  15.79%           9.95%
------------------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                                 15.68           10.56
------------------------------------------------------------------------------------------
1 Since-inception returns for the Admiral Shares are from February 2, 2004--the inception date of the Admiral Shares--through December 31, 2006.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
-------------------------------------------------------------------------------
Purchase Fee                                                           None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
-------------------------------------------------------------------------------
Redemption Fee                                                         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                                    0.07%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
-------------------------------------------------------------------------------
Other Expenses                                                         0.05%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.12%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

1 Year                   3 Years                5 Years                10 Years
-------------------------------------------------------------------------------
$12                      $39                    $68                    $154
-------------------------------------------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $1.04 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
--------------------------------------------------------------------------------
Inception Date                  Admiral Shares--February 2, 2004
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Newspaper Abbreviation          LarCapSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1343
--------------------------------------------------------------------------------
Cusip Number                    922908454
--------------------------------------------------------------------------------
Ticker Symbol                   VLCSX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD VALUE INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares for Vanguard Value Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar, because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--ADMIRAL SHARES
------------------------------------------------------------
[BAR CHART SCALE: -40% TO 60%]

                      2001          -11.83%
                      2002          -20.85
                      2003           32.36
                      2004           15.40
                      2005            7.20
                      2006           22.27
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 20.29% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.44% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                            Since
                                                              1 Year       5 Years      Inception/1/
----------------------------------------------------------------------------------------------------
VANGUARD VALUE INDEX FUND ADMIRAL SHARES                       22.27%        9.64%           6.14%
----------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
----------------------------------------------------------------------------------------------------
S&P 500/ Citigroup Value Index/2/                              20.80%        9.38%           5.95%
----------------------------------------------------------------------------------------------------
Spliced Value Index/3/                                         22.37         9.68            6.18
----------------------------------------------------------------------------------------------------
MSCI US Prime Market Value Index                               22.37           --              --
----------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--
  through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Value Index through June 30, 2006, and performance of the S&P 500/ Citigroup Value Index thereafter. Effective June 30, 2006, the S&P 500/Barra Value
  Index was discontinued.
3 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the
  MSCI US Prime Market Value Index thereafter.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
-------------------------------------------------------------------------------
Purchase Fee                                                           None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
-------------------------------------------------------------------------------
Redemption Fee                                                         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                                    0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
-------------------------------------------------------------------------------
Other Expenses                                                         0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.11%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year                   3 Years                5 Years                10 Years
-------------------------------------------------------------------------------
$11                      $35                    $62                    $141
-------------------------------------------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $10.9 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
--------------------------------------------------------------------------------
Inception Date                  Admiral Shares--November 13, 2000
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Newspaper Abbreviation          ValSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1346
--------------------------------------------------------------------------------
Cusip Number                    922908462
--------------------------------------------------------------------------------
Ticker Symbol                   VVISX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD GROWTH INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because there is no calendar year performance information for the Fund's Signal Shares, the information presented in the bar chart and table reflects the performance of the Admiral Shares for Vanguard Growth Index Fund. (Admiral Shares are offered through a separate prospectus.) Performance based on net asset value for the Signal Shares would be substantially similar; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--ADMIRAL SHARES
------------------------------------------------------------
[BAR CHART SCALE: -40% TO 60%]

                      2001          -12.88%
                      2002          -23.62
                      2003           26.03
                      2004            7.31
                      2005            5.21
                      2006            9.13
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 12.98% (quarter ended December 31, 2001), and the lowest return for a quarter was -17.49% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                                                                                            Since
                                                              1 Year       5 Years      Inception/1/
----------------------------------------------------------------------------------------------------
VANGUARD GROWTH INDEX FUND ADMIRAL SHARES                       9.13%         3.47%         -0.75%
----------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
----------------------------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index/2/                              11.01%         3.48%         -0.69%
----------------------------------------------------------------------------------------------------
Spliced Growth Index/3/                                         9.20          3.53          -0.66
----------------------------------------------------------------------------------------------------
MSCI US Prime Market Growth Index                               9.20            --             --
----------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 13, 2000--the inception date of the Admiral Shares--
  through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Growth Index through June 30, 2006, and performance of the S&P 500/ Citigroup Growth Index thereafter. Effective June 30, 2006, the S&P 500/Barra Growth
  Index was discontinued.
3 Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
-------------------------------------------------------------------------------
Purchase Fee                                                           None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
-------------------------------------------------------------------------------
Redemption Fee                                                         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                                    0.09%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
-------------------------------------------------------------------------------
Other Expenses                                                         0.02%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.11%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.


The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


1 Year                   3 Years                5 Years                10 Years
-------------------------------------------------------------------------------
$11                      $35                    $62                   $141
-------------------------------------------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION
As of December 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7 billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.
--------------------------------------------------------------------------------
Inception Date                  Admiral Shares--November 13, 2000
                                Signal Shares--August 17, 2006
--------------------------------------------------------------------------------
Newspaper Abbreviation          GrwthSgl
--------------------------------------------------------------------------------
Vanguard Fund Number            1347
--------------------------------------------------------------------------------
Cusip Number                    922908470
--------------------------------------------------------------------------------
Ticker Symbol                   VIGSX
--------------------------------------------------------------------------------

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.

MARKET EXPOSURE

[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS
(1926-2006)

                1 Year   5 Years    10 Years    20 Years
----------------------------------------------------------
Best              54.2%     28.6%       19.9%       17.8%
----------------------------------------------------------
Worst            -43.1     -12.4        -0.8         3.1
----------------------------------------------------------
Average           12.3      10.4        11.1        11.4
----------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:

                            Asset-Weighted Median
Vanguard Index Fund         Market Capitalization
-------------------------------------------------
Total Stock Market                  $31.2 billion
-------------------------------------------------
Large-Cap                            47.0
-------------------------------------------------
Value                                60.6
-------------------------------------------------
Growth                               35.0
-------------------------------------------------

[FLAG]
Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

SECURITY SELECTION

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS


Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index).The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT


Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


FREQUENT TRADING OR MARKET-TIMING


BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF (TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD



Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR



The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund (except the Large-Cap Index), represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of the Fund's average net assets.


For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

 Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since
 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994. Education: B.S., Villanova University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Funds generally are distributed quarterly in March, June, September, and December. Capital gains distributions generally occur annually in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Note: This prospectus offers each Fund's Signal Shares, not the Admiral Shares. Information for the Admiral Shares is shown here for the Large-Cap Index, Value Index, and Growth Index Funds because the Funds' Signal Shares have not commenced operations. However, the two share classes invest in the same portfolio securities and will have the same financial performance, except to the extent that their operating expenses may differ.

--------------------------------------------------------------------------------
Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Total Stock Market Index Fund's Signal Shares as an example. The Signal Shares began the fiscal period ended December 31, 2006, with a net asset value (price) of $30.47 per share. During the period, each Signal Share earned $0.181 from investment income (interest and dividends) and $2.536 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.277 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $32.91, reflecting earnings of $2.717 per share and distributions of $0.277 per share. This was an increase of $2.44 per share (from $30.47 at the beginning of the period to $32.91 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.95% for the period.

 As of December 31, 2006, the Signal Shares had approximately $381 million in net assets. For the period, the annualized expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the annualized net investment income amounted to 1.76% of average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

TOTAL STOCK MARKET INDEX FUND SIGNAL SHARES
                                                              September 1 /1/ to
                                                                    December 31,
                                                                            2006
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $30.47
------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
Net Investment Income                                                       .181
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                     2.536
------------------------------------------------------------------------------------
Total from Investment Operations                                           2.717
------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------
Dividends from Net Investment Income                                       (.277)
------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                     --
------------------------------------------------------------------------------------
Total Distributions                                                        (.277)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $32.91
------------------------------------------------------------------------------------

TOTAL RETURN                                                               8.95%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $381
------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                           0.09%/3/
------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    1.76%/3/
------------------------------------------------------------------------------------
Turnover Rate/2/                                                              4%
------------------------------------------------------------------------------------
1 Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including
  ETF Creation Units.
3 Annualized.

LARGE-CAP INDEX FUND ADMIRAL SHARES
                                                      Year Ended Dec. 31,    Feb. 2/1/ to
                                                    ---------------------        Dec. 31,
                                                     2006            2005            2004
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $27.98          $26.77          $25.08
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------
Net Investment Income                                .514            .431            .501/2/
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                      3.806           1.209           1.692
--------------------------------------------------------------------------------------------
Total from Investment Operations                    4.320           1.640           2.193
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (.520)          (.430)          (.503)
--------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains              --              --              --
--------------------------------------------------------------------------------------------
Total Distributions                                 (.520)          (.430)          (.503)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $31.78          $27.98          $26.77
--------------------------------------------------------------------------------------------

TOTAL RETURN                                       15.58%           6.19%           8.87%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                 $164             $71             $27
--------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets       0.12%           0.12%        0.12%/3/
--------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                          1.82%           1.80%      2.00%/2,3/
--------------------------------------------------------------------------------------------
Turnover Rate/4/                                       9%              9%              5%
--------------------------------------------------------------------------------------------
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.063 and 0.30%, respectively, resulting from a special dividend from
  Microsoft Corp. in November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

VALUE INDEX FUND ADMIRAL SHARES
                                                                                                   Year Ended December 31,
                                              -----------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $22.29           $21.35           $18.95           $14.65           $18.90
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .611             .581             .479             .392             .315
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                   4.295             .936            2.399            4.294           (4.238)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 4.906            1.517            2.878            4.686           (3.923)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.616)           (.577)           (.478)           (.386)           (.327)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.616)           (.577)           (.478)           (.386)           (.327)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $26.58           $22.29           $21.35           $18.95           $14.65
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                    22.27%            7.20%           15.40%           32.36%          -20.85%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $2,625           $1,880           $1,075             $773             $480
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets    0.11%            0.11%            0.11%            0.15%            0.15%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                       2.58%            2.72%            2.50%            2.48%            1.88%
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/1/                                   20%              21%              18%           44%/2/              26%
---------------------------------------------------------------------------------------------------------------------------
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
  Fund's capital shares, including ETF Creation Units.
2 Includes activity related to a change in the Fund's target index.

GROWTH INDEX FUND ADMIRAL SHARES
                                                                                                   Year Ended December 31,
                                              -----------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $27.54           $26.41           $24.92           $19.95           $26.42
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .272             .226              .32/1/          .188             .237
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                   2.228            1.139             1.49            4.977           (6.465)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 2.500            1.365             1.81            5.165           (6.228)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.270)           (.235)            (.32)           (.195)           (.242)
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.270)           (.235)            (.32)           (.195)           (.242)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $29.77           $27.54           $26.41           $24.92           $19.95
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     9.13%            5.21%            7.31%           26.03%          -23.62%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $2,505           $2,076           $1,214           $1,092             $751
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets    0.11%            0.11%            0.11%            0.15%            0.15%
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                       0.97%            0.86%         1.27%/1/            0.84%            1.05%
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                   28%              23%              24%           42%/3/              23%
---------------------------------------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
  Fund's capital shares, including ETF Creation Units.
3 Includes activity related to a change in the Fund's target index.

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

- Be sure to carefully read each topic that pertains to your transactions with Vanguard.

- Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


- You must wait 60 days before exchanging back into the fund.

- The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

PLANS FOR WHICH VANGUARD DOES NOT SERVE AS RECORDKEEPER: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


PORTFOLIO HOLDINGS


We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.







Vanguard, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's (R) and S&P (R) are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


GROWTH FUND. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


INDEX. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

INVESTMENT ADVISOR. An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

PRICE/EARNINGS (P/E) RATIO. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.

SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                              [SHIP LOGO] [VANGUARD (R) LOGO]

                                              Institutional Division
                                              P.O. Box 2900
                                              Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD (R) > www.vanguard.com

FOR MORE INFORMATION
If you would like more information about Vanguard U.S. Stock Index Large-Capitalization Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I1341 042007

Vanguard/(R)/ U.S. Stock Index
Large-Capitalization Funds

>  Prospectus

Institutional Shares
April 27, 2007

Vanguard Total Stock Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Value Index Fund

Vanguard Growth Index Fund


LOGO MSCI /(R)/

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to Index Funds     1       Investing With Vanguard        33

-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Purchasing Shares              33

-------------------------------------------------------------------------------
 Total Stock Market Index Fund     2       Converting Shares              36

-------------------------------------------------------------------------------
 Large-Cap Index Fund              6       Redeeming Shares               37

-------------------------------------------------------------------------------
 Value Index Fund                 10       Exchanging Shares              39

-------------------------------------------------------------------------------
 Growth Index Fund                13       Frequent-Trading Limits        40

-------------------------------------------------------------------------------
More on the Funds                 17       Other Rules You Should Know    41

-------------------------------------------------------------------------------
 The Funds and Vanguard           22       Fund and Account Updates       44

-------------------------------------------------------------------------------
 Investment Advisor               23       Contacting Vanguard            46

-------------------------------------------------------------------------------
 Dividends, Capital Gains, and
 Taxes                            24       ETF Shares                     48
-------------------------------------------------------------------------------
 Share Price                      26       Glossary of Investment Terms   53

-------------------------------------------------------------------------------
Financial Highlights              28

-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers the Fund's Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million.

A separate prospectus offers Investor Shares for the Funds, which have an investment minimum of $3,000, as well as Admiral(TM) Shares, which have a minimum of $100,000. Another prospectus offers Signal(TM) Shares, which are generally for institutional clients who invest at least $1 million and meet other eligibility requirements. In addition, each Fund provides an exchange-traded class of shares (Vanguard ETF Shares), which are also offered through a separate prospectus. A brief description on ETF Shares and how to convert into them appears on pages 48 to 52 of this prospectus.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

- Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus
Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about the Vanguard Large-Capitalization Funds. The Funds use indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).


Fund                                           Seeks to Track
-------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund         The overall stock market
-------------------------------------------------------------------------
Vanguard Large-Cap Index Fund                  Large-cap stocks
-------------------------------------------------------------------------
Vanguard Value Index Fund                      Large-cap value stocks
-------------------------------------------------------------------------
Vanguard Growth Index Fund                     Large-cap growth stocks
-------------------------------------------------------------------------



On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Total Stock Market Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risk
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Institutional Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 TO 60]

                        1998     23.37%
                        1999     23.93
                        2000    -10.46
                        2001    -10.85
                        2002    -20.90
                        2003     31.55
                        2004     12.60
                        2005      6.12
                        2006     15.69
------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 21.55% (quarter ended December 31, 1998), and the lowest return for a quarter was -16.81% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                                                                   Since
                                                                1 Year          5 Years     Inception/1/
-------------------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund Institutional Shares
-------------------------------------------------------------------------------------------------------
Return Before Taxes                                             15.69%            7.54%            7.04%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             15.38             7.20             6.50
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                                 10.56             6.41             5.88
-------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                         15.87%            7.65%            7.02%
-------------------------------------------------------------------------------------------------------
Spliced Total Stock Market Index/2/                             15.72             7.57             6.97
-------------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                      15.72               --               --
-------------------------------------------------------------------------------------------------------
1 Since-inception returns are from July 7, 1997--the inception date of the
 Institutional Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through
 April 22, 2005, and performance of the MSCI US Broad Market Index thereafter.
 The Fund adopted the MSCI US Broad Market Index as its target Index on April
 23, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None

-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.03%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.06%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$ 6           $ 19          $ 34          $ 77
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $85.5 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--April 27, 1992
                                Institutional Shares--July 7, 1997

-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          TotStInst

-----------------------------------------------------------------------------------------------
Vanguard Fund Number            855

-----------------------------------------------------------------------------------------------
Cusip Number                    922908801

-----------------------------------------------------------------------------------------------
Ticker Symbol                   VITSX

-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Large-Cap Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Institutional Shares in their first full calendar year. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Institutional Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 to 60]

                        2006    15.61%
------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 6.84% (quarter ended December 31, 2006), and the lowest return for a quarter was -1.49% (quarter ended June 30, 2006).



Average Annual Total Returns for Periods Ended December 31, 2006

                                                                           Since
Vanguard Large-Cap Index Fund Institutional Shares   1 Year         Inception/1/
-------------------------------------------------------------------------------
Return before Taxes                                   15.61%              14.67%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   15.30               14.37

-------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
 Shares                                               10.51               12.50

-------------------------------------------------------------------------------
Comparative Indexes
(reflect no deductions for fees, expenses, or taxes)
-------------------------------------------------------------------------------
S&P 500 Index                                         15.79%              14.43%
-------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                        15.68               14.73
-------------------------------------------------------------------------------
1 Since-inception returns are from June 30, 2005--the inception date of the Institutional Shares--through December 31, 2006.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.02%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.06%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.08%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $1.04 billion

-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--January 30, 2004
                                Institutional Shares--June 30, 2005

-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          LaCapInst

-----------------------------------------------------------------------------------------------
Vanguard Fund Number            807

-----------------------------------------------------------------------------------------------
Cusip Number                    922908561

-----------------------------------------------------------------------------------------------
Ticker Symbol                   VLISX

-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Value Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Institutional Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 TO 60]

                        1999    12.67%
                        2000     6.19
                        2001   -11.77
                        2002   -20.81
                        2003    32.42
                        2004    15.43
                        2005     7.23
                        2006    22.31

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 20.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.42% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006


Vanguard Value Index Fund Institutional Shares
                                                                           Since
                                                   1 Year  5 Years  Inception/1/
--------------------------------------------------------------------------------
Return Before Taxes                                 22.31%   9.68%         6.35%
--------------------------------------------------------------------------------
Return After Taxes on Distributions                 21.85    9.18          5.10
--------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                     15.04    8.22          4.82
--------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
S&P 500/Citigroup Value Index/2/                    20.80%   9.38%         6.17%
--------------------------------------------------------------------------------
Spliced Value Index/3/                              22.37    9.68          6.34
--------------------------------------------------------------------------------
MSCI US Prime Market Value Index                    22.37      --            --
--------------------------------------------------------------------------------
1 Since-inception returns are from July 2, 1998--the inception date of the
 Institutional Shares--through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Value Index through June 30, 2006, and performance of the S&P 500/Citigroup Value Index thereafter. Effective June 30, 2006, the S&P 500/Barra Value Index was discontinued.

3 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                     None

-------------------------------------------------------------------------------
Purchase Fee                                                 None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends          None
-------------------------------------------------------------------------------
Redemption Fee                                               None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.05%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.08%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.



The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $10.9 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--November 2, 1992
                                Institutional Shares--July 2, 1998

-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ValueInst

-----------------------------------------------------------------------------------------------
Vanguard Fund Number            867

-----------------------------------------------------------------------------------------------
Cusip Number                    922908850

-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIVIX

-----------------------------------------------------------------------------------------------



Fund Profile--Vanguard Growth Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. In addition, the Fund's performance could be hurt disproportionately by a decline in the prices of just a few stocks. This is because, compared with other mutual funds, the Fund invests a greater percentage of assets in the stocks of fewer companies. The Fund's performance could also be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Institutional Shares
------------------------------------------------------------
                BAR CHART [RANGE -40 TO 60]
                        1999    28.91%
                        2000   -22.14
                        2001   -12.82
                        2002   -23.58
                        2003    26.09
                        2004     7.34
                        2005     5.24
                        2006     9.16

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 20.21% (quarter ended December 31, 1999), and the lowest return for a quarter was -17.44% (quarter ended March 31, 2001).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                      Since
                                                        1 Year     5 Years      Inception/1/
Vanguard Growth Index Fund Institutional Shares


-------------------------------------------------------------------------------------------
Return Before Taxes                                       9.16%       3.51%            2.67%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                       9.00        3.29             2.32
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
 of Fund Shares                                           6.15        2.93             2.14
-------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index/2/                        11.01%       3.48%            2.60%
-------------------------------------------------------------------------------------------
Spliced Growth Index/3/                                  9.20         3.53             2.63
-------------------------------------------------------------------------------------------
MSCI US Prime Market Growth Index                        9.20           --               --
-------------------------------------------------------------------------------------------
1 Since-inception returns are from May 14, 1998--the inception date of the
 Institutional Shares--through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Growth Index through June 30, 2006, and performance of the S&P 500/ Citigroup Growth Index thereafter. Effective
 June 30, 2006, the S&P 500/Barra Growth Index was discontinued.

3 Reflects performance of the S&P 500/Barra Growth Index through May 16, 2003, and performance of the MSCI US Prime Market Growth Index thereafter.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------------
Purchase Fee                                                None/1/
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------------
Redemption Fee                                              None
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                                         0.05%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.08%
-------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.




The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8             $26            $45            $103
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $12.7 billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception

-----------------------------------------------------------------------------------------------
Dividends                       and Capital Gains Dividends are distributed
                                quarterly in March, June, September, and
                                December; capital gains, if any, are distributed
                                annually in December.

-----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--November 2, 1992
                                Institutional Shares--May 14, 1998

-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          GrowthInst

-----------------------------------------------------------------------------------------------
Vanguard Fund Number            868

-----------------------------------------------------------------------------------------------
Cusip Number                    922908868

-----------------------------------------------------------------------------------------------
Ticker Symbol                   VIGIX

-----------------------------------------------------------------------------------------------



More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

FLAG LOGO
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



U.S. Stock Market Returns
(1926-2006)
                         1        5        10           20
                      Year    Years     Years        Years
 ---------------------------------------------------------
Best                 54.2%    28.6%     19.9%        17.8%
----------------------------------------------------------
Worst               -43.1    -12.4      -0.8          3.1
----------------------------------------------------------
Average              12.3     10.4      11.1         11.4
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid-cap and small-cap stocks (such as those held by the Total Stock Market Index Fund) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of December 31, 2006, was:



                              Asset-Weighted Median
Vanguard Index Fund           Market Capitalization
---------------------------------------------------
Total Stock Market                  $31.2 billion
---------------------------------------------------
Large-Cap                                    47.0
---------------------------------------------------
Value                                        60.6
---------------------------------------------------
Growth                                       35.0
---------------------------------------------------




FLAG LOGO
Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund uses a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment (large-, mid-, or small-cap; growth; or value) as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/(TM)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor

The Vanguard Group, Inc., (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for about $845 billion in assets.


For the fiscal year ended December 31, 2006, the advisory expenses for each Fund (except the Large-Cap Index Fund) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index Fund, the advisory expenses represented an effective annual rate of approximately 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About the Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds are:

 Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

 Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994. Education: B.S., Villanova University.
-------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Funds generally are distributed in March, June, September, and December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Total Stock Market Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2006 with a net asset value (price) of $30.00 per share. During the year, each Institutional Share earned $0.573 from investment income (interest and dividends) and $4.091 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.564 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $34.10, reflecting earnings of $4.664 per share and distributions of $0.564 per share. This was an increase of $4.10 per share (from $30.00 at the beginning of the year to $34.10 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.69% for the year.

 As of December 31, 2006, the Institutional Shares had approximately $12.2 billion in net assets. For the year, the expense ratio was 0.06% ($0.60 per $1,000 of net assets), and the net investment income amounted to 1.79% of average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

Total Stock Market Index Fund Institutional Shares
                                                                  Year Ended December 31,
                        ------------------------------------------------------------------
                                            2006      2005        2004      2003      2002
------------------------------------------------------------------------------------------
Net Asset Value,Beginning of Period       $30.00    $28.77      $26.00    $20.07    $25.75
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                       .573      .504     .465/1/    .360        .311
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                            4.091     1.237       2.780     5.922   (5.672)
------------------------------------------------------------------------------------------
Total from Investment Operations           4.664     1.741       3.245     6.282   (5.361)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.564)    (.511)      (.475)    (.352)    (.319)
------------------------------------------------------------------------------------------
Distributions from
 Realized Capital Gains                       --        --          --        --        --
------------------------------------------------------------------------------------------
Total Distributions                       (.564)    (.511)      (.475)    (.352)    (.319)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $34.10    $30.00      $28.77    $26.00    $20.07
------------------------------------------------------------------------------------------
Total Return                              15.69%     6.12%      12.60%    31.55%   -20.90%

------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of
 Period (Millions)                       $12,262    $9,676     $10,181    $8,000    $4,466
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
 Net Assets                                0.06%     0.06%       0.08%     0.08%     0.08%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                        1.79%     1.75%    1.82%/1/     1.62%     1.45%
------------------------------------------------------------------------------------------
Turnover Rate/2/                              4%    12%/3/          4%        2%        2%
------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.063 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.
3 Includes activity related to change in the Fund's target index.

                                                                              29

Large-Cap Index Fund Institutional Shares
                                                Year Ended        June 30,/1/ to
                                                  Dec. 31,              Dec. 31,
                                                      2006                  2005
--------------------------------------------------------------------------------
Net Asset Value,                                   $115.14               $109.32
Beginning of Period
--------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------
Net Investment Income                                2.151                  .989
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                     15.660                 5.863
--------------------------------------------------------------------------------
Total from Investment Operations                    17.811                 6.852
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Dividends from Net Investment Income               (2.171)               (1.032)
--------------------------------------------------------------------------------
Distributions from Realized Capital Gains               --                    --
--------------------------------------------------------------------------------
Total Distributions                                (2.171)               (1.032)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $130.78               $115.14
--------------------------------------------------------------------------------

Total Return                                        15.61%                 6.28%
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                   $79                   $83
--------------------------------------------------------------------------------
Ratio of Total Expenses to Average
 Net Assets                                          0.08%              0.08%/2/
--------------------------------------------------------------------------------
Ratio of Net Investment Income to
 Average Net Assets                                  1.86%              1.83%/2/
--------------------------------------------------------------------------------
Turnover Rate/3/                                        9%                    9%
--------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Value Index Fund Institutional Shares
                                                                  Year Ended December 31,
                        ------------------------------------------------------------------
                                            2006      2005     2004         2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $22.29    $21.35   $18.95       $14.65    $18.90

------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                       .618      .588     .485         .400      .322
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                            4.295      .936    2.399        4.294   (4.238)
------------------------------------------------------------------------------------------
Total from Investment Operations           4.913     1.524    2.884        4.694   (3.916)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.623)    (.584)   (.484)       (.394)    (.334)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains     --        --       --           --        --
------------------------------------------------------------------------------------------
Total Distributions                       (.623)    (.584)   (.484)       (.394)    (.334)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $26.58    $22.29   $21.35       $18.95    $14.65
------------------------------------------------------------------------------------------

Total Return                              22.31%     7.23%   15.43%       32.42%   -20.81%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)      $2,209    $1,224     $807         $534      $494
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
 Assets                                    0.08%     0.08%    0.08%        0.10%     0.10%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                2.61%     2.76%    2.53%        2.46%     1.91%
------------------------------------------------------------------------------------------
Turnover Rate/1/                             20%       21%      18%       44%/2/       26%
------------------------------------------------------------------------------------------
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.
2 Includes activity related to a change in the Fund's target index.

Growth Index Fund Institutional Shares
                                                                  Year Ended December 31,
                        ------------------------------------------------------------------
                                            2006      2005        2004      2003      2002
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $27.54    $26.41      $24.92    $19.95    $26.42
------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------
Net Investment Income                       .280      .234     .324/1/      .199      .248
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                            2.228     1.139       1.494     4.977   (6.465)
------------------------------------------------------------------------------------------
Total from Investment Operations           2.508     1.373       1.818     5.176   (6.217)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.278)    (.243)      (.328)    (.206)    (.253)
------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains     --        --          --        --        --
------------------------------------------------------------------------------------------
Total Distributions                       (.278)    (.243)      (.328)    (.206)    (.253)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $29.77    $27.54      $26.41    $24.92    $19.95
------------------------------------------------------------------------------------------

Total Return                               9.16%     5.24%       7.34%    26.09%   -23.58%

------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)      $2,132    $1,448      $1,185      $782      $675
------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
 Assets                                    0.08%     0.08%       0.08%     0.10%     0.10%
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                1.00%     0.89%    1.29%/1/     0.92%     1.10%
------------------------------------------------------------------------------------------
Turnover Rate/2/                             28%       23%         24%    42%/3/       23%
------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $.139 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF
 Creation Units.

3 Includes activity related to a change in the Fund's target index.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Institutional Shares

To open and maintain an account.  $5 million.

Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrese the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for Funds in this
                      -
prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.

Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Another Share Class
You are eligible for a self-directed conversion from Investor Shares, Admiral Shares, or Signal Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.


Mandatory Conversions Into Another Share Class
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Signal Shares, Admiral Shares, or Investor Shares as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange

(generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

- Redemptions of shares to pay fund or account fees.

- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

- Transfers and re-registrations of shares within the same fund.

- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.

- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares.

- Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.

- Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Institutional Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts
Each Fund reserves the right to convert an investor's Institutional Shares into Signal Shares, Admiral Shares or Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


Fund and Account Updates


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Stock Index Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.

- Financial statements with listings of Fund holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Contacting Vanguard


Web
--------------------------------------------------------------------------------------------------
Vanguard.com                                    For the most complete source of Vanguard news
24 hours a day, 7 days a week                   For fund, account, and service information week
                                                For most account transactions
                                                For literature requests
--------------------------------------------------------------------------------------------------

Phone
--------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R) /800-662-6273         For automated fund and account information
(ON-BOARD)                                      For exchange transactions (subject to limitations)
                                                Toll-free, 24 hours a day, 7 days a week
--------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)        For fund and service information
(Text telephone for the hearing impaired        For literature requests
 at 800-952-3335)                               Business hours only: Monday-Friday, 8 a.m. to 10
                                                p.m., Eastern time; Saturday, 9 a.m. to 4 p.m.,
                                                Eastern time
--------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)             For account information
(Text telephone for the hearing impaired        For most account transactions
at 800-749-7273)                                Business hours only: Monday-Friday, 8 a.m. to 10
                                                p.m., Eastern time; Saturday, 9 a.m. to 4 p.m.,
                                                Eastern time
--------------------------------------------------------------------------------------------------
Institutional Division                          For information and services for large
888-809-8102                                    institutional investors
                                                Business hours only: Monday-Friday, 8:30 a.m. to 9
                                                p.m., Eastern time
--------------------------------------------------------------------------------------------------
Intermediary Sales Support                      For information and services for financial
800-997-2798                                    intermediaries including broker-dealers, trust
                                                institutions, insurance companies, and financial
                                                advisors
                                                Business hours only: Monday-Friday, 8:30 a.m. to 8
                                                p.m., Eastern time
--------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)              The Vanguard Group
                                        P.O. Box 1110
                                        Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)             The Vanguard Group
                                        P.O. Box 2900
                                        Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight       The Vanguard Group
                                        455 Devon Park Drive
                                        Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:



                                        Institutional Shares
--------------------------------------------------------------
Vanguard Total Stock Market Index Fund  855
--------------------------------------------------------------
Vanguard Large-Cap Index Fund           807
--------------------------------------------------------------
Vanguard Value Index Fund               867
--------------------------------------------------------------
Vanguard Growth Index Fund              868
--------------------------------------------------------------























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Standard & Poor's/(R)/ and S&P/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

-------------------------------------------------------------------------------
ETF Shares

In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Institutional Shares issued by one of these funds, you may convert those shares into Vanguard ETF Shares of the same fund.


Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

 Each Fund currently offer an ETF Share class:

                                                                    AMEX Trading
Fund                           ETF Shares                           Symbol
-------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund  Vanguard Total Stock Market ETF    VTI
-------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund           Vanguard Large-Cap ETF              VV
-------------------------------------------------------------------------------
Vanguard Value Index Fund               Vanguard Value ETF                 VTV
-------------------------------------------------------------------------------
Vanguard Growth Index Fund              Vanguard Growth ETF                VUG
-------------------------------------------------------------------------------


Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER/(R)/ Shares.

Although ETF Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

*U.S. Pat. No. 6,879,964 B2.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Investor Shares, Admiral Shares, Signal Shares or Institutional Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 50,000 or 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.


Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

- The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

- ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

- Trading of a fund's ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Fees and Expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

The total annual operating expenses (the expense ratio) for each Fund's ETF Shares as of December 31, 2006, were:


ETF Shares                 Expense Ratio
----------------------------------------
Total Stock Market ETF             0.07%
----------------------------------------
Large-Cap ETF                      0.07
----------------------------------------
Value ETF                          0.11
----------------------------------------
Growth ETF                         0.11
----------------------------------------




Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege
Owners of conventional shares (Investor Shares, Admiral Shares, Signal Shares or Institutional Shares) issued by any Fund may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of another class of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

-------------------------------------------------------------------------------
50

-------------------------------------------------------------------------------
Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.
-------------------------------------------------------------------------------
                                                                              51

-------------------------------------------------------------------------------
Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

- Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.
-------------------------------------------------------------------------------

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                                              55

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56

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

SHIP LOGO /(R)/

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard U.S. Stock Index Large-Capitalization Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group Institutional Investor
Information Department
P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-2652


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I855 042007

--------------------------------------------------------------------------------


Vanguard/(R)/ U.S. Stock ETFs




>  Prospectus




Exchange-traded fund shares that are not individually redeemable
April 27, 2007


--------------------------------------------------------------------------------


                                                            [Vanguard Ship Logo]

--------------------------------------------------------------------------------


Vanguard Total Stock Market ETF

Vanguard Extended Market ETF

Vanguard Large-Cap ETF

Vanguard Mid-Cap ETF

Vanguard Small-Cap ETF

Vanguard Value ETF

Vanguard Mid-Cap Value ETF

Vanguard Small-Cap Value ETF

Vanguard Growth ETF

Vanguard Mid-Cap Growth ETF

Vanguard Small-Cap Growth ETF



This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Contents


---------------------------------------------------------------------------------------------
An Introduction to Vanguard ETF Shares       1       More on the Funds and ETF Shares      52
---------------------------------------------------------------------------------------------
Vanguard ETF Profiles                        3        The Funds and Vanguard               69
---------------------------------------------------------------------------------------------
 Total Stock Market ETF                      3        Investment Advisor                   70
---------------------------------------------------------------------------------------------
 Extended Market ETF                         7        Dividends, Capital Gains, and Taxes  71
---------------------------------------------------------------------------------------------
 Large-Cap ETF                              12        Daily Pricing                        73
---------------------------------------------------------------------------------------------
 Mid-Cap ETF                                16       Financial Highlights                  74
---------------------------------------------------------------------------------------------
 Small-Cap ETF                              21       Glossary of Investment Terms          87
---------------------------------------------------------------------------------------------
 Value ETF                                  26
---------------------------------------------------------------------------------------------
 Mid-Cap Value ETF                          30
---------------------------------------------------------------------------------------------
 Small-Cap Value ETF                        34
---------------------------------------------------------------------------------------------
 Growth ETF                                 39
---------------------------------------------------------------------------------------------
 Mid-Cap Growth ETF                         44
---------------------------------------------------------------------------------------------
 Small-Cap Growth ETF                       47
---------------------------------------------------------------------------------------------



A Note to Retail Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.

An Introduction to Vanguard ETF/TM/ Shares


What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks held by the issuing fund. Vanguard U.S. Stock Index Funds offer the following ETF Shares through this prospectus:


Fund                                     ETF Shares                                Seek to Track
Vanguard Total Stock Market Index Fund*  Vanguard Total Stock Market ETF           The overall stock market
------------------------------------------------------------------------------------------------------------
Vanguard Extended Market Index Fund      Vanguard Extended Market ETF              Mid- and small-cap stocks
------------------------------------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund*           Vanguard Large-Cap ETF                    Large-cap stocks
------------------------------------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund*             Vanguard Mid-Cap ETF                      Mid-cap stocks
------------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund*           Vanguard Small-Cap ETF                    Small-cap stocks
------------------------------------------------------------------------------------------------------------
Vanguard Value Index Fund*               Vanguard Value ETF                        Large-cap value stocks
------------------------------------------------------------------------------------------------------------
Vanguard Mid-Cap Value Index Fund*       Vanguard Mid-Cap Value ETF                Mid-cap value stocks
------------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Value Index Fund*     Vanguard Small-Cap Value ETF              Small-cap value stocks
------------------------------------------------------------------------------------------------------------
Vanguard Growth Index Fund*              Vanguard Growth ETF                        Large-cap growth stocks
------------------------------------------------------------------------------------------------------------
Vanguard Mid-Cap Growth Index Fund*      Vanguard Mid-Cap Growth ETF               Mid-cap growth stocks
------------------------------------------------------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund*    Vanguard Small-Cap Growth ETF             Small-cap growth stocks
------------------------------------------------------------------------------------------------------------



Prior to the close of business on July 6, 2006, Vanguard ETF Shares were known as VIPER/(R)/ Shares.


In addition to ETF Shares, seven of the Funds offer three conventional (not exchange-traded) classes of shares; two of the Funds offer two conventional classes of shares; and two of the Funds offer one conventional share class. This prospectus, however, relates only to ETF Shares. Ten of the Funds use indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/).




How Are ETF Shares Different From Conventional Mutual Fund Shares?
Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.



*[Indexed to MSCI(R)]

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility, the difference may become significant.



How Do I Buy and Sell ETF Shares?

Each Fund issues and redeems ETF Shares only in bundles of 100,000 shares (or, in the case of the Total Stock Market Index Fund, bundles of 50,000 shares). These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.

Investors who cannot afford to purchase a Creation Unit can acquire ETF Shares in one of two ways. If you own conventional shares of a fund that issues ETF Shares, you can, for a fee, convert those shares into ETF Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under More on the Funds and ETF Shares. In addition, any investor may purchase ETF Shares on the secondary market through a broker. ETF Shares are publicly traded on the AMEX. To acquire ETF Shares through either means, you must have a brokerage account. For information about acquiring ETF Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell ETF Shares, you must do so through your broker; ETF Shares cannot be converted back into conventional shares.

When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares, and receive less than NAV when you sell those shares.

Profile--Vanguard Total Stock Market ETF

The following profile summarizes key features of Vanguard Total Stock Market ETF Shares, an exchange-traded class of shares issued by Vanguard Total Stock Market Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.



Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically holds 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximate the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.



Primary Risks
.. For Total Stock Market ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Total Stock Market ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Total Stock Market ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Total Stock Market ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Total Stock Market ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Total Stock Market ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Total Stock Market ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Total Stock Market ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------
[Bar Chart: 60% to -40%]
2002           -20.94
2003            31.43
2004            12.57
2005             6.10
2006            15.66
-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.


During the period shown in the bar chart, the highest return for a calendar quarter was 16.46% (quarter ended June 30, 2003), and the lowest return for a quarter was -16.82% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                             Since
                                                                         1 Year  5 Years Inception/1/
-----------------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund ETF Shares
Based on the NAV of an ETF Share
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                                      15.66%    7.50%     4.71%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      15.36     7.17      4.35
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              10.54     6.37      3.91
-----------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                                      15.70%    7.54%     4.72%
-----------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                                  15.87%    7.65%     4.84%
-----------------------------------------------------------------------------------------------------
Spliced Total Stock Market Index/2/                                      15.72     7.57      4.77
-----------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                               15.72       --        --
-----------------------------------------------------------------------------------------------------
1 Since-inception returns are from May 24, 2001--the inception date of the
  ETF Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 5000 Composite Index through
  April 22, 2005, and performance of the MSCI US Broad Market Index thereafter.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Total Stock Market ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
----------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None
----------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None
----------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                           Varies/1/
----------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                        None
----------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
----------------------------------------------------------------------------------
Management Expenses                                                    0.04%
----------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None
----------------------------------------------------------------------------------
Other Expenses                                                         0.03%
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.07%
----------------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Total Stock Market ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Total Stock Market ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Total Stock Market ETF Shares will pay a
 $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in Vanguard Total Stock Market ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Total Stock Market ETF Shares. This example assumes that Total Stock Market ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Total Stock Market ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$7            $23           $40           $90
--------------------------------------------------------

The value of a Total Stock Market ETF Creation Unit as of December 31, 2006, was approximately $7 million. Assuming an investment of $7 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Total Stock Market ETF Creation Unit would be $6,023 if the Creation Unit were redeemed after one year and $16,825 if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)        $85.5 billion
---------------------------------------------------------------------------------------
Investment Advisor                    The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains           Dividends are distributed quarterly in March, June,
                                      September, and December; capital gains, if any, are
                                      distributed annually in December.
---------------------------------------------------------------------------------------
Inception Date                        May 24, 2001
---------------------------------------------------------------------------------------
Number of Total Stock Market ETF
Shares in a Creation Unit             50,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                  970
---------------------------------------------------------------------------------------
Cusip Number                          922908769
---------------------------------------------------------------------------------------
AMEX Trading Symbol                   VTI
---------------------------------------------------------------------------------------



Profile--Vanguard Extended Market ETF

The following profile summarizes key features of Vanguard Extended Market ETF Shares, an exchange-traded class of shares issued by Vanguard Extended Market Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of its assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.



Primary Risks
.. For Extended Market ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Extended Market ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Extended Market ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


.. Extended Market ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of an Extended Market ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Extended Market ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.


.. Although Extended Market ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Extended Market ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Extended Market ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2002           -18.04
2003            43.55
2004            18.75
2005            10.48
2006            14.46
-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.



During the period shown in the bar chart, the highest return for a calendar quarter was 21.33% (quarter ended June 30, 2003), and the lowest return for a quarter was -15.51% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                              Since
                                                                         1 Year   5 Years Inception(1)
------------------------------------------------------------------------------------------------------
Vanguard Extended Market Index Fund ETF Shares
Based on the NAV of an ETF Share
------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      14.46%    12.06%    12.05%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      14.15     11.77     11.76
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              9.63      10.42     10.41
------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      14.46%    12.04%    12.03%
------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 4500 Completion Index                                 16.07%    12.40%    12.41%
------------------------------------------------------------------------------------------------------
Spliced Extended Market Index(2)                                         14.27     12.07     12.07
------------------------------------------------------------------------------------------------------
S&P Completion Index                                                     14.27       --        --
------------------------------------------------------------------------------------------------------
1 Since-inception returns are from December 27, 2001--the inception date of the ETF Shares--through December 31, 2006.
2 Reflects performance of the Dow Jones Wilshire 4500 Completion Index through June 17, 2005; performance of the S&P Transitional Completion Index from June 18, 2005, through September 16, 2005; and performance of the S&P
  Completion Index thereafter.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Extended Market ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.



Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                    Varies/1/
--------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                 None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                             0.05%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                  0.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.08%
--------------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Extended Market ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Extended Market ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Extended Market ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing in Vanguard Extended Market ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Extended Market ETF Shares. This example assumes that Extended Market ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Extended Market ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$8            $26           $45           $103
--------------------------------------------------------


The value of an Extended Market ETF Creation Unit as of December 31, 2006, was approximately $10.2 million. Assuming an investment of $10.2 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Extended Market ETF Creation Unit would be $9,365 if the Creation Unit were redeemed after one year and $27,351 if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)               $12.7 billion
---------------------------------------------------------------------------------------
Investment Advisor                           The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains                  Distributed annually in December
---------------------------------------------------------------------------------------
Inception Date                               December 27, 2001
---------------------------------------------------------------------------------------
Number of Extended Market ETF Shares
in a Creation Unit                           100,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                         965
---------------------------------------------------------------------------------------
Cusip Number                                 922908652
---------------------------------------------------------------------------------------
AMEX Trading Symbol                          VXF
---------------------------------------------------------------------------------------

Profile--Vanguard Large-Cap ETF

The following profile summarizes key features of Vanguard Large-Cap ETF Shares, an exchange-traded class of shares issued by Vanguard Large-Cap Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
.. For Large-Cap ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Large-Cap ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Large-Cap ETF Shares are subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Large-Cap ETF Shares are listed for trading on the American Stock Exchange
(AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Large-Cap ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Large-Cap ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Large-Cap ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Large-Cap ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Large-Cap ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and another comparative index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2005            6.26
2006           15.61
-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.


During the period shown in the bar chart, the highest return for a calendar quarter was 6.85% (quarter ended December 31, 2006), and the lowest return for a quarter was -1.93% (quarter ended March 31, 2005).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                          Since
                                                                1 Year                Inception/1/
--------------------------------------------------------------------------------------------------
Vanguard Large-Cap Index Fund ETF Shares
Based on the NAV of an ETF Share
--------------------------------------------------------------------------------------------------
Return Before Taxes                                             15.61%                   10.14%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             15.31                     9.85
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     10.52                     8.69
--------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
--------------------------------------------------------------------------------------------------
Return Before Taxes                                             15.53%                   10.14%
--------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------------------------
S&P 500 Index                                                   15.79%                    9.62%
--------------------------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                                  15.68                    10.21
--------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 27, 2004--the inception date of the ETF Shares--through December 31, 2006.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Large-Cap ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figues included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
----------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                  None
----------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends       None
----------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions              Varies/1/
----------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends           None
----------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
----------------------------------------------------------------------
Management Expenses                                       0.02%
----------------------------------------------------------------------
12b-1 Distribution Fee                                    None
----------------------------------------------------------------------
Other Expenses                                            0.05%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses                      0.07%
----------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Large-Cap ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Large-Cap ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Large-Cap ETF Shares will pay a $50 conversion fee to
 Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in Vanguard Large-Cap ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Large-Cap ETF Shares. This example assumes that Large-Cap ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Large-Cap ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$7            $23           $40           $90
--------------------------------------------------------


The value of a Large-Cap ETF Creation Unit as of December 31, 2006, was approximately $6.29 million. Assuming an investment of $6.29 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Large-Cap ETF Creation Unit would be $5,513 if the Creation Unit were redeemed after one year and $15,216 if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)      $1.04 billion
---------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains         Dividends are distributed quarterly in March, June,
                                    September, and December; capital gains, if any, are
                                    distributed annually in December.
---------------------------------------------------------------------------------------
Inception Date                      January 27, 2004
---------------------------------------------------------------------------------------
Number of Large-Cap ETF Shares in a
Creation Unit                       100,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                961
---------------------------------------------------------------------------------------
Cusip Number                        922908637
---------------------------------------------------------------------------------------
AMEX Trading Symbol                 VV
---------------------------------------------------------------------------------------



Profile--Vanguard Mid-Cap ETF

The following profile summarizes key features of Vanguard Mid-Cap ETF Shares, an exchange-traded class of shares issued by Vanguard Mid-Cap Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks
.. For Mid-Cap ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Mid-Cap ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Mid-Cap ETF Shares are subject to investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Mid-Cap ETF Shares are listed for trading on the American Stock Exchange
(AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Mid-Cap ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Mid-Cap ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Mid-Cap ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Mid-Cap ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Mid-Cap ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--ETF Shares
------------------------------------------
[Bar Chart Range: 60% to -40%]
2005          14.03
2006          13.69
------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.



During the period shown in the bar chart, the highest return for a calendar quarter was 7.60% (quarter ended March 31, 2006), and the lowest return for a quarter was -2.88% (quarter ended June 30, 2006).


Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                  Since
                                                             1 Year           Inception/1/
------------------------------------------------------------------------------------------
Vanguard Mid-Cap Index Fund ETF Shares
Based on the NAV of an ETF Share
------------------------------------------------------------------------------------------
Return Before Taxes                                          13.69%              14.66%
------------------------------------------------------------------------------------------
Return After Taxes on Distributions                          13.43               14.42
------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares   9.17               12.64
------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
------------------------------------------------------------------------------------------
Return Before Taxes                                          13.71%              14.66%
------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                         10.32%              11.66%
------------------------------------------------------------------------------------------
Spliced Mid Cap Index/2/                                     13.75               14.70
------------------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index                                    13.75               14.70
------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2006.
2 Reflects performance of the S&P MidCap 400 Index through May 16, 2003, and performance of the MSCI US Mid Cap 450 Index thereafter.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Mid-Cap ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                     None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends          None
-------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                 Varies/1/
-------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends              None
-------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                          0.10%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                       None
-------------------------------------------------------------------------
Other Expenses                                               0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         0.13%
-------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Mid-Cap ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Mid-Cap ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Mid-Cap ETF Shares will pay a $50 conversion fee to
 Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing in Vanguard Mid-Cap ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mid-Cap ETF Shares. This example assumes that Mid-Cap ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mid-Cap ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------

The value of a Mid-Cap ETF Creation Unit as of December 31, 2006, was approximately $7.24 million. Assuming an investment of $7.24 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Mid-Cap ETF Creation Unit would be $10,651 if the Creation Unit were redeemed after one year and $31,386 if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
--------------------------------------------------------------------------------------------------------------------
Net Assets (all share classes)                          $18 billion
--------------------------------------------------------------------------------------------------------------------
Investment Advisor                                      The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------------------------
Dividends and Captial Gains                             Distributed annually in December
--------------------------------------------------------------------------------------------------------------------
Inception Date                                          January 26, 2004
--------------------------------------------------------------------------------------------------------------------
Number of Mid-Cap ETF Shares in a Creation Unit         100,000
--------------------------------------------------------------------------------------------------------------------
Vanguard Fund Number                                    939
--------------------------------------------------------------------------------------------------------------------
Cusip Number                                            922908629
--------------------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                                     VO
--------------------------------------------------------------------------------------------------------------------

Profile--Vanguard Small-Cap ETF

The following profile summarizes key features of Vanguard Small-Cap ETF Shares, an exchange-traded class of shares issued by Vanguard Small-Cap Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
.. For Small-Cap ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Small-Cap ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Small-Cap ETF Shares are subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Small-Cap ETF Shares are listed for trading on the American Stock Exchange
(AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Small-Cap ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Small-Cap ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Small-Cap ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2005             7.53
2006            15.79
-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.


During the period shown in the bar chart, the highest return for a calendar quarter was 12.22% (quarter ended March 31, 2006), and the lowest return for a quarter was -4.68% (quarter ended June 30, 2006).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                 Since
                                                                1 Year       Inception/1/
-----------------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund ETF Shares
Based on the NAV of an ETF Share
-----------------------------------------------------------------------------------------
Return Before Taxes                                             15.79%          11.99%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions                             15.50           11.72
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     10.46           10.25
-----------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-----------------------------------------------------------------------------------------
Return Before Taxes                                             15.93%          11.95%
-----------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------
Russell 2000 Index                                              18.37%          10.94%
-----------------------------------------------------------------------------------------
Spliced Small Cap Index/2/                                      15.77           11.98
-----------------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                                    15.77           11.98
-----------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2006.
2 Reflects performance of the Russell 2000 Index through May 16, 2003, and performance of the MSCI US Small Cap 1750 Index thereafter.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap ETF Shares. As is the case with all mutual funds, transactions costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                Varies/1/
-------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends             None
-------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------
Management Expenses                                         0.07%
-------------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-------------------------------------------------------------------------
Other Expenses                                              0.03%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.10%
-------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Small-Cap ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Small-Cap ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Small-Cap ETF Shares will pay a $50 conversion fee to
 Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in Vanguard Small-Cap ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap ETF Shares. This example assumes that Small-Cap ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$10           $32           $56           $128
--------------------------------------------------------

The value of a Small-Cap ETF Creation Unit as of December 31, 2006, was approximately $6.8 million. Assuming an investment of $6.8 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Small-Cap ETF Creation Unit would be $7,982 if the Creation Unit were redeemed after one year and $22,991 if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
------------------------------------------------------------------------------------------------------------------
Net Assets (all share classes)                        $13.8 billion
------------------------------------------------------------------------------------------------------------------
Investment Advisor                                    The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------------------------
Dividends and Captial Gains                           Distributed annually in December
------------------------------------------------------------------------------------------------------------------
Inception Date                                        January 26, 2004
------------------------------------------------------------------------------------------------------------------
Number of Small-Cap ETF Shares in a Creation Unit     100,000
------------------------------------------------------------------------------------------------------------------
Vanguard Fund Number                                  969
------------------------------------------------------------------------------------------------------------------
Cusip Number                                          922908751
------------------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                                   VB
------------------------------------------------------------------------------------------------------------------

Profile--Vanguard Value ETF

The following profile summarizes key features of Vanguard Value ETF Shares, an exchange-traded class of shares issued by Vanguard Value Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
.. For Value ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Value ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Value ETF Shares are subject to investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Value ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Value ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Value ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Value ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Value ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Value ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
--------------------------------------------
[Bar Chart Range: 60% to -40%]
2005             7.19
2006            22.28
--------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.




During the period shown in the bar chart, the highest return for a calendar quarter was 7.83% (quarter ended December 31, 2006), and the lowest return for a quarter was -0.37% (quarter ended March 31, 2005).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                          Since
                                                                       1 Year         Inception/1/
--------------------------------------------------------------------------------------------------
Vanguard Value Index Fund ETF Shares
Based on the NAV of an ETF Share
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                    22.28%            13.78%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                    21.82             13.35
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares            15.01             11.83
--------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                    22.16%            13.78%
--------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------------------------
S&P 500/Citigroup Value Index/2/                                       20.80%            13.32%
--------------------------------------------------------------------------------------------------
Spliced Value Index/3/                                                 22.37             13.87
--------------------------------------------------------------------------------------------------
MSCI US Prime Market Value Index                                       22.37             13.87
--------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Value Index through June 30,
  2006, and performance of the S&P 500/Citigroup Value Index thereafter.
  Effective June 30, 2006, the S&P 500/Barra Value Index was discontinued.

3 Reflects performance of the S&P 500/Barra Value Index through May 16, 2003, and performance of the MSCI US Prime Market Value Index thereafter.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Value ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
-----------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
-----------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                    Varies/1/
-----------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                 None
-----------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------
Management Expenses                                             0.08%
-----------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
-----------------------------------------------------------------------------
Other Expenses                                                  0.03%
-----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.11%
-----------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Value ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing
 Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an Issuing Fund."
 An investor buying or selling Value ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Value ETF Shares will pay a $50 conversion fee to
 Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in Vanguard Value ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Value ETF Shares. This example assumes that Value ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Value ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------


The value of a Value ETF Creation Unit as of December 31, 2006, was approximately $6.81 million. Assuming an investment of $6.81 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Value ETF Creation Unit would be $8,678 if the Creation Unit were redeemed after one year and $25,179 if redeemed after three years.

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)                   $10.9 billion
---------------------------------------------------------------------------------------
Investment Advisor                               The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains                      Dividends are distributed quarterly in March, June,
                                                 September, and December; capital gains, if any, are
                                                 distributed annually in December.
---------------------------------------------------------------------------------------
Inception Date                                   January 26, 2004
---------------------------------------------------------------------------------------
Number of Value ETF Shares in a Creation Unit    100,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                             966
---------------------------------------------------------------------------------------
Cusip Number                                     922908744
---------------------------------------------------------------------------------------
AMEX Trading Symbol                              VTV
---------------------------------------------------------------------------------------



Profile--Vanguard Mid-Cap Value ETF


The following profile summarizes key features of Vanguard Mid-Cap Value ETF Shares, an exchange-traded class of shares issued by Vanguard Mid-Cap Value Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks
.. For Mid-Cap Value ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Mid-Cap Value ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Mid-Cap Value ETF Shares are subject to investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


.. Mid-Cap Value ETF Shares are listed for trading on the American Stock Exchange
(AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Mid-Cap Value ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Mid-Cap Value ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Mid-Cap Value ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Mid-Cap Value ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Mid-Cap Value ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The Fund's ETF Shares began operations on August 17, 2006, so performance information for a full calendar year is not yet available.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Mid-Cap Value ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                  Varies/1/
------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends               None
------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------
Management Expenses                                           0.04%
------------------------------------------------------------------------
12b-1 Distribution Fee                                        None
------------------------------------------------------------------------
Other Expenses                                                0.09%
------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          0.13%
------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Mid-Cap Value ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
  Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
  Issuing Fund."
  An investor buying or selling Mid-Cap Value ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Mid-Cap Value ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.


The following example is intended to help retail investors compare the cost of investing in Vanguard Mid-Cap Value ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mid-Cap Value ETF Shares. This example assumes that Mid-Cap Value ETF Shares provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mid-Cap Value ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------


The value of a Mid-Cap Value ETF Creation Unit as of December 31, 2006, was approximately $5.66 million. Assuming an investment of $5.66 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Mid-Cap Value ETF Creation Unit would be $8,546 if the Creation Unit were redeemed after one year and $24,758 if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)                             $111 million
---------------------------------------------------------------------------------------
Investment Advisor                                         The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains                                Distributed annually in December
---------------------------------------------------------------------------------------
Inception Date                                             August 17, 2006
---------------------------------------------------------------------------------------
Number of Mid-Cap Value ETF Shares in a Creation Unit      100,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                                       935
---------------------------------------------------------------------------------------
Cusip Number                                               922908512
---------------------------------------------------------------------------------------
AMEX Trading Symbol                                        VOE
---------------------------------------------------------------------------------------

Profile--Vanguard Small-Cap Value ETF

The following profile summarizes key features of Vanguard Small-Cap Value ETF Shares, an exchange-traded class of shares issued by Vanguard Small-Cap Value Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
.. For Small-Cap Value ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Small-Cap Value ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Small-Cap Value ETF Shares are subject to investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Small-Cap Value ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap Value ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Small-Cap Value ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Small-Cap Value ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Small-Cap Value ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap Value ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2005             6.20
2006            19.40
-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.


During the period shown in the bar chart, the highest return for a calendar quarter was 11.11% (quarter ended March 31, 2006), and the lowest return for a quarter was -3.28% (quarter ended March 31, 2005).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                 Since
                                                                 1 Year      Inception/1/
-----------------------------------------------------------------------------------------
Vanguard Small-Cap Value Index Fund ETF Shares
Based on the NAV of an ETF Share
-----------------------------------------------------------------------------------------
Return Before Taxes                                              19.40%         14.53%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions                              18.91          14.06
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      12.91          12.39
-----------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-----------------------------------------------------------------------------------------
Return Before Taxes                                              19.51%         14.53%
-----------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Value Index/2/                        19.57%         15.38%
-----------------------------------------------------------------------------------------
Spliced Small Cap Value Index/3/                                 19.44          14.61
-----------------------------------------------------------------------------------------
MSCI US Small Cap Value Index                                    19.44          14.61
-----------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2006.
2 Reflects performance of the S&P SmallCap 600/Barra Value Index through June
  30, 2006, and the performance of the S&P SmallCap 600/Citigroup Value Index thereafter. Effective June 30, 2006, the S&P SmallCap 600/Barra Value Index
  was discontinued.
3 Reflects performance of the S&P SmallCap 600/Barra Value Index through May
  16, 2003, and performance of the MSCI US Small Cap Value Index thereafter.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap Value ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.



Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                None
------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends     None
------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions            Varies/1/
------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends         None
------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------
Management Expenses                                     0.09%
------------------------------------------------------------------------
12b-1 Distribution Fee                                  None
------------------------------------------------------------------------
Other Expenses                                          0.03%
------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.12%
------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Small-Cap Value ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Small-Cap Value ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Small-Cap Value ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing in Vanguard Small-Cap Value ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap Value ETF Shares. This example assumes that Small-Cap Value ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap Value ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------


The value of a Small-Cap Value ETF Creation Unit as of December 31, 2006, was approximately $7.11 million. Assuming an investment of $7.11 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Small-Cap Value ETF Creation Unit would be $9,747 if the Creation Unit were redeemed after one year and $28,542 if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
----------------------------------------------------------------------------------------------------------------------
Net Assets (all share classes)                            $5.1 billion
----------------------------------------------------------------------------------------------------------------------
Investment Advisor                                        The Vanguard Group, Inc., Valley Forge, Pa., since inception
----------------------------------------------------------------------------------------------------------------------
Dividends and Captial Gains                               Distributed annually in December
----------------------------------------------------------------------------------------------------------------------
Inception Date                                            January 26, 2004
----------------------------------------------------------------------------------------------------------------------
Number of Small-Cap Value ETF Shares in a Creation Unit   100,000
----------------------------------------------------------------------------------------------------------------------
Vanguard Fund Number                                      937
----------------------------------------------------------------------------------------------------------------------
Cusip Number                                              922908611
----------------------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                                       VBR
----------------------------------------------------------------------------------------------------------------------

Profile--Vanguard Growth ETF


The following profile summarizes key features of Vanguard Growth ETF Shares, an exchange-traded class of shares issued by Vanguard Growth Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
.. For Growth ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Growth ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Growth ETF Shares are subject to investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Growth ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Growth ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you pay more than NAV when you buy Growth ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Growth ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Growth ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Growth ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2005            5.20
2006            9.13
-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.


During the period shown in the bar chart, the highest return for a calendar quarter was 5.87% (quarter ended December 31, 2006), and the lowest return for a quarter was -3.92% (quarter ended June 30, 2006).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                         Since
                                                                        1 Year       Inception/1/
-------------------------------------------------------------------------------------------------
Vanguard Growth Index Fund ETF Shares
Based on the NAV of an ETF Share
-------------------------------------------------------------------------------------------------
Return Before Taxes                                                      9.13%           5.76%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      8.97            5.59
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              6.13            4.91
-------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-------------------------------------------------------------------------------------------------
Return Before Taxes                                                      9.13%           5.75%
-------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index/2/                                       11.01%           6.12%
-------------------------------------------------------------------------------------------------
Spliced Growth Index/3/                                                  9.20            5.83
-------------------------------------------------------------------------------------------------
MSCI US Prime Market Growth Index                                        9.20            5.83
-------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2006.
2 Reflects performance of the S&P 500/Barra Growth Index through June 30,
  2006, and performance of the S&P 500/ Citigroup Growth Index thereafter.
  Effective June 30, 2006, the S&P 500/Barra Growth Index was discontinued.
3 Reflects performance of the S&P 500/Barra Growth Index through May 16,
  2003, and performance of the MSCI US Prime Market Growth Index thereafter.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Growth ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                  None
-----------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends       None
-----------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions              Varies/1/
-----------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends           None
-----------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------
Management Expenses                                       0.08%
-----------------------------------------------------------------------
12b-1 Distribution Fee                                    None
-----------------------------------------------------------------------
Other Expenses                                            0.03%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses                      0.11%
-----------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Growth ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Growth ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Growth ETF Shares will pay a $50 conversion fee to
 Vanguard; in addition, the broker may impose a conversion fee of its own.



The following example is intended to help retail investors compare the cost of investing in Vanguard Growth ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Growth ETF Shares. This example assumes that Growth ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Growth ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35           $62           $141
--------------------------------------------------------

The value of a Growth ETF Creation Unit as of December 31, 2006, was approximately $5.78 million. Assuming an investment of $5.78 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Growth ETF Creation Unit would be $7,519 if the Creation Unit were redeemed after one year and $21,527 if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)                          $12.7 billion
---------------------------------------------------------------------------------------
Investment Advisor                                      The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains                             Dividends are distributed quarterly in March, June,
                                                        September, and December; capital gains, if any, are
                                                        distributed annually in December.
---------------------------------------------------------------------------------------
Inception Date                                          January 26, 2004
---------------------------------------------------------------------------------------
Number of Growth ETF Shares in a Creation Unit          100,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                                    967
---------------------------------------------------------------------------------------
Cusip Number                                            922908736
---------------------------------------------------------------------------------------
AMEX Trading Symbol                                     VUG
---------------------------------------------------------------------------------------

Profile--Vanguard Mid-Cap Growth ETF

The following profile summarizes key features of Vanguard Mid-Cap Growth ETF Shares, an exchange-traded class of shares issued by Vanguard Mid-Cap Growth Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.



Primary Risks
.. For Mid-Cap Growth ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Mid-Cap Growth ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Mid-Cap Growth ETF Shares are subject to investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Mid-Cap Growth ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Mid-Cap Growth ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Mid-Cap Growth ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Mid-Cap Growth ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Mid-Cap Growth ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Mid-Cap Growth ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information
The Fund's ETF Shares began operations on August 17, 2006, so performance information for a full calendar year is not yet available.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Mid-Cap Growth ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                    None
-----------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends         None
-----------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                Varies/1/
-----------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends             None
-----------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------
Management Expenses                                         0.04%
-----------------------------------------------------------------------
12b-1 Distribution Fee                                      None
-----------------------------------------------------------------------
Other Expenses                                              0.09%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.13%
-----------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Mid-Cap Growth ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the National
 Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares From an
 Issuing Fund."
 An investor buying or selling Mid-Cap Growth ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Mid-Cap Growth ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing in Vanguard Mid-Cap Growth ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mid-Cap Growth ETF Shares. This example assumes that Mid-Cap Growth ETF Shares provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mid-Cap Growth ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------



The value of a Mid-Cap Growth ETF Creation Unit as of December 31, 2006, was approximately $5.55 million. Assuming an investment of $5.55 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Mid-Cap Growth ETF Creation Unit would be $8,370 if the Creation Unit were redeemed after one year and $24,204 if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)                             $46 million
---------------------------------------------------------------------------------------
Investment Advisor                                         The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains                                Distributed annually in December
---------------------------------------------------------------------------------------
Inception Date                                             August 17, 2006
---------------------------------------------------------------------------------------
Number of Mid-Cap Growth ETF Shares in a Creation Unit     100,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                                       932
---------------------------------------------------------------------------------------
Cusip Number                                               922908538
---------------------------------------------------------------------------------------
AMEX Trading Symbol                                        VOT
---------------------------------------------------------------------------------------

Profile--Vanguard Small-Cap Growth ETF

The following profile summarizes key features of Vanguard Small-Cap Growth ETF Shares, an exchange-traded class of shares issued by Vanguard Small-Cap Growth Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.


Primary Risks
.. For Small-Cap Growth ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Small-Cap Growth ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Small-Cap Growth ETF Shares are subject to investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Small-Cap Growth ETF Shares are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Small-Cap Growth ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Small-Cap Growth ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Small-Cap Growth ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Small-Cap Growth ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Small-Cap Growth ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------
[Bar Chart Range: 60% to -40%]
2005             8.77
2006            12.03
-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of
Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market.



During the period shown in the bar chart, the highest return for a calendar quarter was 13.29% (quarter ended March 31, 2006), and the lowest return for a quarter was -6.69% (quarter ended June 30, 2006).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                                  Since
                                                                1 Year        Inception/1/
------------------------------------------------------------------------------------------
Vanguard Small-Cap Growth Index Fund ETF Shares
Based on the NAV of an ETF Share
------------------------------------------------------------------------------------------
Return Before Taxes                                             12.03%            9.29%
------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             11.96             9.23
------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      7.91             7.99
------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
------------------------------------------------------------------------------------------
Return Before Taxes                                             12.13%            9.28%
------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
------------------------------------------------------------------------------------------
S&P SmallCap 600/Citigroup Growth Index/2/                      10.54%           12.76%
------------------------------------------------------------------------------------------
Spliced Small Cap Growth Index/3/                               12.02             9.27
------------------------------------------------------------------------------------------
MSCI US Small Cap Growth Index                                  12.02             9.27
------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2006.
2 Reflects performance of the S&P SmallCap 600/Barra Growth Index through
  June 30, 2006, and performance of the S&P SmallCap 600/Citigroup Growth
  Index thereafter. Effective June 30, 2006, the S&P SmallCap 600/Barra Growth
  Index was discontinued.
3 Reflects performance of the S&P SmallCap 600/Barra Growth Index through May
  16, 2003, and performance of the MSCI US SmallCap Growth Index thereafter.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Small-Cap Growth ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2006.



Shareholder Fees
(Fees paid directly from your investment)
---------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
---------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
---------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                    Varies/1/
---------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends                 None
---------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
---------------------------------------------------------------------------
Management Expenses                                             0.08%
---------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
---------------------------------------------------------------------------
Other Expenses                                                  0.04%
---------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.12%
---------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Small-Cap Growth ETF Shares will pay to the issuing Fund a standard transaction fee of $500. If a Creation Unit is purchased or redeemed outside the usual process through the
 National Securities Clearing Corporation or for cash, an additional fee will apply. See "Purchasing Vanguard ETF Shares
 From an Issuing Fund."
 An investor buying or selling Small-Cap Growth ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting shares into Small-Cap Growth ETF Shares will pay a
 $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing inVanguard Small-Cap Growth ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Small-Cap Growth ETF Shares. This example assumes that Small-Cap Growth ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Small-Cap Growth ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$12           $39           $68           $154
--------------------------------------------------------



The value of a Small-Cap Growth ETF Creation Unit as of December 31, 2006, was approximately $6.52 million. Assuming an investment of $6.52 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Small-Cap Growth ETF Creation Unit would be $9,019 if the Creation Unit were redeemed after one year and $26,251 if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of December 31, 2006
---------------------------------------------------------------------------------------
Net Assets (all share classes)                                  $3 billion
---------------------------------------------------------------------------------------
Investment Advisor                                              The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------
Dividends and Captial Gains                                     Distributed annually in December
---------------------------------------------------------------------------------------
Inception Date                                                  January 26, 2004
---------------------------------------------------------------------------------------
Number of Small-Cap Growth ETF Shares in a Creation Unit        100,000
---------------------------------------------------------------------------------------
Vanguard Fund Number                                            938
---------------------------------------------------------------------------------------
Cusip Number                                                    922908595
---------------------------------------------------------------------------------------
AMEX Trading Symbol                                             VBK
---------------------------------------------------------------------------------------

More on the Funds and ETF Shares

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



U.S. Stock Market Returns
(1926-2006)
              1 Year   5 Years   10 Years   20 Years
-----------------------------------------------------
Best           54.2%     28.6%      19.9%      17.8%
-----------------------------------------------------
Worst         -43.1     -12.4       -0.8        3.1
-----------------------------------------------------
Average        12.3      10.4       11.1       11.4
-----------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or any ETF Shares in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund's stock portfolio as of December 31, 2006, is listed in the table that follows:



Vanguard Index Fund          Asset-Weighted Median
                             Market Capitalization
--------------------------------------------------
Total Stock Market                 $31.2 billion
--------------------------------------------------
Extended Market                              2.5
--------------------------------------------------
Large-Cap                                   47.0
--------------------------------------------------
Mid-Cap                                      6.6
--------------------------------------------------
Small-Cap                                    1.7
--------------------------------------------------
Value                                       60.6
--------------------------------------------------
Mid-Cap Value                                6.5
--------------------------------------------------
Small-Cap Value                              1.7
--------------------------------------------------
Growth                                      35.0
--------------------------------------------------
Mid-Cap Growth                               6.7
--------------------------------------------------
Small-Cap Growth                             1.7
--------------------------------------------------



[FLAG]
Each Fund (other than the Total Stock Market Index Fund) is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------


Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Total Stock Market Index Fund and Extended Market Index Fund use a sampling method of indexing, meaning that the Fund's advisor, using sophisticated computer programs, selects from the target indexes a representative sample of securities that will resemble the target indexes in terms of key risk factors and other characteristics. These include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


The remaining Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all, or a representative sample of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.


Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Special Risks of Exchange-Traded Shares

[FLAG]
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.


[FLAG]
The market price of ETF Shares may differ from net asset value. ETF Shares are listed for trading on the AMEX and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.



The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.


The following tables show the number of times the Funds' ETF Shares traded at a premium or discount to NAV as well as the size of the premium or discount.

Premium/Discount Information as of the Most Recent Calendar Quarter Ended
March 31, 2007
----------------------------------------------------------------------------------------------
                             Market Price                       Market Price Below
                             Above or Equal to                  Net Asset Value
                             Net Asset Value
----------------------------------------------------------------------------------------------
Basis Point                  Number        Percentage of        Number        Percentage of
Differential/1/              of Days       Total Days           of Days       Total Days
----------------------------------------------------------------------------------------------
Vanguard Total Stock Market ETF (beginning March 31, 2002)
----------------------------------------------------------------------------------------------
0-24.9                           750               59.47%           505               40.05%
----------------------------------------------------------------------------------------------
25-49.9                            3                 0.24             1                 0.08
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             2                 0.16
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            753               59.71%           508               40.29%
----------------------------------------------------------------------------------------------
Vanguard Extended Market ETF (beginning March 31, 2002)
----------------------------------------------------------------------------------------------
0-24.9                           608               48.21%           582               46.15%
----------------------------------------------------------------------------------------------
25-49.9                           42                 3.33            21                 1.67
----------------------------------------------------------------------------------------------
50-74.9                            3                 0.24             3                 0.24
----------------------------------------------------------------------------------------------
75-100                             1                 0.08             1                 0.08
----------------------------------------------------------------------------------------------
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            654               51.86%           607               48.14%
----------------------------------------------------------------------------------------------
Vanguard Large-Cap ETF (beginning January 27, 2004)
----------------------------------------------------------------------------------------------
0-24.9                           458               57.19%           339               42.32%
----------------------------------------------------------------------------------------------
25-49.9                            2                 0.25             0                 0.00
----------------------------------------------------------------------------------------------
50-74.9                            1                 0.12             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               1                 0.12             0                 0.00
----------------------------------------------------------------------------------------------
Total                            462               57.68%           339               42.32%
----------------------------------------------------------------------------------------------
1 One basis point equals 1/100th of 1%.

Premium/Discount Information as of the Most Recent Calendar Quarter Ended
March 31, 2007
----------------------------------------------------------------------------------------------
                             Market Price                       Market Price Below
                             Above or Equal to                  Net Asset Value
                             Net Asset Value
----------------------------------------------------------------------------------------------
Basis Point                  Number        Percentage of        Number        Percentage of
Differential/1/              of Days       Total Days           of Days       Total Days
----------------------------------------------------------------------------------------------
Vanguard Mid-Cap ETF (beginning January 26, 2004)
----------------------------------------------------------------------------------------------
0-24.9                           457               56.99%           342               42.65%
----------------------------------------------------------------------------------------------
25-49.9                            0                 0.00             1                 0.12
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             1                 0.12
----------------------------------------------------------------------------------------------
>100                               1                 0.12             0                 0.00
----------------------------------------------------------------------------------------------
Total                            458               57.11%           344               42.89%
----------------------------------------------------------------------------------------------
Vanguard Small-Cap ETF (beginning January 26, 2004)
----------------------------------------------------------------------------------------------
0-24.9                           305               38.04%           479               59.73%
----------------------------------------------------------------------------------------------
25-49.9                            1                 0.12            14                 1.75
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             1                 0.12
----------------------------------------------------------------------------------------------
>100                               1                 0.12             1                 0.12
----------------------------------------------------------------------------------------------
Total                            307               38.28%           495               61.72%
----------------------------------------------------------------------------------------------
Vanguard Value ETF (beginning January 26, 2004)
----------------------------------------------------------------------------------------------
0-24.9                           462               57.61%           335               41.77%
----------------------------------------------------------------------------------------------
25-49.9                            3                 0.37             0                 0.00
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               2                 0.25             0                 0.00
----------------------------------------------------------------------------------------------
Total                            467               58.23%           335               41.77%
----------------------------------------------------------------------------------------------
1 One basis point equals 1/100th of 1%.

Premium/Discount Information as of the Most Recent Calendar Quarter Ended
March 31, 2007
----------------------------------------------------------------------------------------------
                             Market Price                       Market Price Below
                             Above or Equal to                  Net Asset Value
                             Net Asset Value
----------------------------------------------------------------------------------------------
Basis Point                  Number        Percentage of        Number        Percentage of
Differential/1/              of Days       Total Days           of Days       Total Days
----------------------------------------------------------------------------------------------
Vanguard Mid-Cap Value ETF (beginning August 17, 2006)
----------------------------------------------------------------------------------------------
0-24.9                           113               72.44%            42               26.92%
----------------------------------------------------------------------------------------------
25-49.9                            1                 0.64             0                 0.00
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            114               73.08%            42               26.92%
----------------------------------------------------------------------------------------------
Vanguard Small-Cap Value ETF (beginning January 26, 2004)
----------------------------------------------------------------------------------------------
0-24.9                           338               42.15%           447               55.74%
----------------------------------------------------------------------------------------------
25-49.9                            1                 0.12            15                 1.87
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             1                 0.12
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            339               42.27%           463               57.73%
----------------------------------------------------------------------------------------------
Vanguard Growth ETF (beginning January 26, 2004)
----------------------------------------------------------------------------------------------
0-24.9                           468               58.37%           324               40.40%
----------------------------------------------------------------------------------------------
25-49.9                            3                 0.37             1                 0.12
----------------------------------------------------------------------------------------------
50-74.9                            3                 0.37             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             1                 0.12             0                 0.00
----------------------------------------------------------------------------------------------
>100                               2                 0.25             0                 0.00
----------------------------------------------------------------------------------------------
Total                            477               59.48%           325               40.52%
----------------------------------------------------------------------------------------------
1 One basis point equals 1/100th of 1%.

Premium/Discount Information as of the Most Recent Calendar Quarter Ended
March 31, 2007
----------------------------------------------------------------------------------------------
                             Market Price                       Market Price Below
                             Above or Equal to                  Net Asset Value
                             Net Asset Value
----------------------------------------------------------------------------------------------
Basis Point                  Number        Percentage of        Number        Percentage of
Differential/1/              of Days       Total Days           of Days       Total Days
----------------------------------------------------------------------------------------------
Vanguard Mid-Cap Growth ETF (beginning August 17, 2006)
----------------------------------------------------------------------------------------------
0-24.9                           102               65.38%            54               34.62%
----------------------------------------------------------------------------------------------
25-49.9                            0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
Total                            102               65.38%            54               34.62%
----------------------------------------------------------------------------------------------
Vanguard Small-Cap Growth ETF (beginning January 26, 2004)
----------------------------------------------------------------------------------------------
0-24.9                           319               39.78%           454               56.61%
----------------------------------------------------------------------------------------------
25-49.9                            1                 0.12            15                 1.87
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             1                 0.12
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             2                 0.25
----------------------------------------------------------------------------------------------
>100                               2                 0.25             8                 1.00
----------------------------------------------------------------------------------------------
Total                            322               40.15%           480               59.85%
----------------------------------------------------------------------------------------------
1 One basis point equals 1/100th of 1%.


The following table shows the cumulative (not annual) total returns of each Fund's ETF Shares, based on the shares' NAV and market price, and of the Fund's target index.

Cumulative Total Returns as of the Most Recent Calendar Quarter Ended March 31, 2007
-----------------------------------------------------------------------------------
                                                                              Since
                                                     1 Year    5 Years    Inception
-----------------------------------------------------------------------------------
Vanguard Total Stock Market ETF
(Since-inception returns are from May 24, 2001)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share             11.25%     44.13%       31.21%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share    11.12      44.43        31.14
-----------------------------------------------------------------------------------
Spliced Total Stock Market Index                     11.29      44.62        31.63
-----------------------------------------------------------------------------------
Vanguard Extended Market ETF
(Since-inception returns are from December 27, 2001)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share              8.65%     80.87%       84.37%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share     8.74      80.99        84.22
-----------------------------------------------------------------------------------
Spliced Extended Market Index                         8.56      81.07        84.57
-----------------------------------------------------------------------------------
Vanguard Large-Cap ETF
(Since-inception returns are from January 27, 2004)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share             12.01%        --        34.11%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share    11.88         --        33.96
-----------------------------------------------------------------------------------
MSCI US Prime Market 750 Index                       12.08         --        34.34
-----------------------------------------------------------------------------------
Vanguard Mid-Cap ETF
(Since-inception returns are from January 26, 2004)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share             10.51%        --        56.14%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share    10.56         --        56.13
-----------------------------------------------------------------------------------
MSCI US Mid Cap 450 Index                            10.61         --        56.31
-----------------------------------------------------------------------------------
Vanguard Small-Cap ETF
(Since-inception returns are from January 26, 2004)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share              6.83%        --        44.25%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share     6.84         --        44.21
-----------------------------------------------------------------------------------
MSCI US Small Cap 1750 Index                          6.84         --        44.23
-----------------------------------------------------------------------------------
Vanguard Value ETF
(Since-inception returns are from January 26, 2004)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share             17.18%        --        47.32%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share    17.10         --        47.27
-----------------------------------------------------------------------------------
MSCI US Prime Market Value Index                     17.27         --        47.68
-----------------------------------------------------------------------------------

Cumulative Total Returns as of the Most Recent Calendar Quarter Ended March 31, 2007
-----------------------------------------------------------------------------------
                                                                              Since
                                                     1 Year    5 Years    Inception
-----------------------------------------------------------------------------------
Vanguard Mid-Cap Value ETF
(Since-inception returns are from August 17, 2006)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share                --         --        16.53%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share       --         --        16.49
-----------------------------------------------------------------------------------
MSCI US Mid Cap Value Index                             --         --        16.63
-----------------------------------------------------------------------------------
Vanguard Small-Cap Value ETF
(Since-inception returns are from January 26, 2004)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share              9.66%        --        51.83%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share     9.67         --        51.77
-----------------------------------------------------------------------------------
MSCI US Small Cap Value Index                         9.73         --        52.16
-----------------------------------------------------------------------------------
Vanguard Growth ETF
(Since-inception returns are from January 26, 2004)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share              6.90%        --        19.26%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share     6.86         --        19.24
-----------------------------------------------------------------------------------
MSCI US Prime Market Growth Index                     6.98         --        19.51
-----------------------------------------------------------------------------------
Vanguard Mid-Cap Growth ETF
(Since-inception returns are from August 17, 2006)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share                --         --        13.16%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share       --         --        13.12
-----------------------------------------------------------------------------------
MSCI US Mid Cap Growth Index                            --         --        13.16
-----------------------------------------------------------------------------------
Vanguard Small-Cap Growth ETF
(Since-inception returns are from January 26, 2004)
-----------------------------------------------------------------------------------
 Return Based on the NAV of an ETF Share              3.86%        --        36.23%
-----------------------------------------------------------------------------------
 Return Based on the Market Price of an ETF Share     3.87         --        36.19
-----------------------------------------------------------------------------------
MSCI US Small Cap Growth Index                        3.89         --        36.17
-----------------------------------------------------------------------------------




Note: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's ETF Shares. The website also will disclose how frequently each Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.



[FLAG]
An active trading market may not exist. Although Vanguard ETF Shares are listed on the AMEX, it is possible that an active trading market may not be maintained.

[FLAG]
Trading may be halted. Trading of Vanguard ETF Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the AMEX without first being listed on another exchange, or (2) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


Note: If trading of ETF Shares on the AMEX is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from an issuing Fund and redeem such units with the Fund.


Purchasing Vanguard ETF Shares From an Issuing Fund
You can purchase ETF Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:

.. Eligible Investors. To purchase ETF Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

.. Creation Units. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is:


                                            Number of ETF Shares in a
 Fund                                                   Creation Unit
 --------------------------------------------------------------------
 Vanguard Total Stock Market Index Fund                      50,000
 --------------------------------------------------------------------
 Vanguard Extended Market Index Fund                        100,000
 --------------------------------------------------------------------
 Vanguard Large-Cap Index Fund                              100,000
 --------------------------------------------------------------------
 Vanguard Mid-Cap Index Fund                                100,000
 --------------------------------------------------------------------
 Vanguard Small-Cap Index Fund                              100,000
 --------------------------------------------------------------------
 Vanguard Value Index Fund                                  100,000
 --------------------------------------------------------------------
 Vanguard Mid-Cap Value Index Fund                          100,000
 --------------------------------------------------------------------
 Vanguard Small-Cap Value Index Fund                        100,000
 --------------------------------------------------------------------
 Vanguard Growth Index Fund                                 100,000
 --------------------------------------------------------------------
 Vanguard Mid-Cap Growth Index Fund                         100,000
 --------------------------------------------------------------------
 Vanguard Small-Cap Growth Index Fund                       100,000
 --------------------------------------------------------------------

The number of ETF Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.

.. In-Kind Creation Basket. To purchase ETF Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.

.. Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

.. Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee. A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.


.. Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee in the amount of $500 on each purchase of ETF Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units, the transaction fee would be $500. If an investor does not create or redeem through the Continuous Net Settlement System of the NSCC, there is an additional fee. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would range from $1,154 (for Mid-Cap Growth ETF) to $10,821 (for Total Stock Market ETF). The new transaction fees are shown below. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

                                                                      Total Transaction Fee
                                      Standard   (for purchases and redemptions outside the
                                   Transaction      Continuous Net Settlement System of the
Vanguard ETF                               Fee    National Securities Clearing Corporation)
-------------------------------------------------------------------------------------------
Vanguard Total Stock Market ETF           $500                          $10,821 ($11,000)
-------------------------------------------------------------------------------------------
Vanguard Extended Market ETF               500                           $9,787 ($11,000)
-------------------------------------------------------------------------------------------
Vanguard Large-Cap ETF                     500                            $2,568 ($3,813)
-------------------------------------------------------------------------------------------
Vanguard Mid-Cap ETF                       500                            $1,746 ($2,688)
-------------------------------------------------------------------------------------------
Vanguard Small-Cap ETF                     500                            $5,269 ($5,769)
-------------------------------------------------------------------------------------------
Vanguard Value ETF                         500                            $1,636 ($2,406)
-------------------------------------------------------------------------------------------
Vanguard Mid-Cap Value ETF                 500                            $1,212 ($1,212)
-------------------------------------------------------------------------------------------
Vanguard Small-Cap Value ETF               500                            $3,190 ($3,250)
-------------------------------------------------------------------------------------------
Vanguard Growth ETF                        500                            $1,661 ($2,500)
-------------------------------------------------------------------------------------------
Vanguard Mid-Cap Growth ETF                500                            $1,154 ($1,154)
-------------------------------------------------------------------------------------------
Vanguard Small-Cap Growth ETF              500                            $3,085 ($3,250)
-------------------------------------------------------------------------------------------



Redeeming Vanguard ETF Shares With an Issuing Fund
The redemption process is essentially the reverse of the purchase process.

.. Eligible Investors. To redeem ETF Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

.. Creation Units. To redeem ETF Shares with a Fund, you must tender the shares in Creation Unit-size blocks.


.. In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. Please note, each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, if the redeeming investor consents.

.. Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the securities in the redemption basket, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.


.. Placement of Redemption Orders. As with purchases, redemptions may be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and if all other procedures set forth in the Participation Agreement are followed.

.. Transaction Fee on Redemption of Creation Units. Each Fund imposes a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.



Purchasing and Selling Vanguard ETF Shares on the Secondary Market
You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.


Conversion Privilege
Owners of conventional shares (Investor Shares, Admiral(TM) Shares, Signal(TM) Shares or Institutional Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard will impose a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of another class of the same Fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


Note to Investors in Vanguard Institutional Total Stock Market Index Fund:
Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund cannot convert their shares into ETF Shares of Vanguard Total Stock Market Index Fund because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund currently does not issue ETF Shares.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.


Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent described above.


.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in the Funds' conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.



Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the issuing fund imposes transaction fees on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Precautionary Notes
A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, ETF Shares are issued by registered investment companies, and the acquisition of Vanguard ETF Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues EFT Shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

A note on unusual circumstances: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.



Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds investing in common stocks was approximately 67%, and for domestic stock funds, the average turnover rate was approximately 94%, both as reported by Morningstar, Inc., on December 31, 2006.



--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------




The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk/(R)/ About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of December 31, 2006, Vanguard served as advisor for approximately $845 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2006, the advisory expenses for each Fund (except the Large-Cap Index, Mid-Cap Value Index, and Mid-Cap Growth Index Funds) represented an effective annual rate of less than 0.01% of each Fund's average net assets. For the Large-Cap Index, Mid-Cap Value Index, and Mid-Cap Growth Index Funds, the advisory expenses represented an effective annual rate of approximately 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
Plain Talk About the Funds' Portfolio Managers

The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987 and has managed the Small-Cap Index Fund since 1991 and the Small-Cap Value Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Extended Market Index Fund since 1997 and the Mid-Cap Index and Mid-Cap Value Index Funds since their inception. Education: B.S.B.A., Shippensburg University.

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; and has managed the Large-Cap Index Fund since its inception. Education: B.S., The Pennsylvania State University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992 and has managed the Total Stock Market Index, Value Index, and Growth Index Funds since 1994, the Small-Cap Growth Index Fund since 2004 and the Mid-Cap Growth Index Fund since its inception. Education: B.S., Villanova University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes



Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends for the Total Stock Market, Large-Cap, Value, and Growth Index Funds generally are distributed in March, June, September, and December; income dividends for the Extended Market, Mid-Cap, Mid-Cap Value, Mid-Cap Growth, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




Reinvestment of Distributions
Brokers may make available to their customers who own ETF Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.



Basic Tax Points
Investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional ETF Shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned ETF Shares.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.


.. A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of ETF Shares, may be subject to state and local income taxes.

Note: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


Daily Pricing

The net asset value, or NAV, of each Fund's ETF Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally
4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks, or if you convert your conventional fund shares into ETF Shares.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movement in U.S. markets that are deemed to affect the value of foreign securities.

Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade during the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


Financial Highlights


The following financial highlights tables are intended to help you understand the ETF Shares' financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares of each Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports--along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Total Stock Market Index Fund ETF Shares as an example. The ETF Shares began fiscal year 2006 with a net asset value (price) of $123.25 per share. During the year, each ETF Share earned $2.303 from investment income (interest and dividends) and $16.829 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.302 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $140.08, reflecting earnings of $19.132 per share and distributions of $2.302 per share. This was an increase of $16.83 per share (from $123.25 at the beginning of the year to $140.08 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 15.66% for the year.

 As of December 31, 2006, the ETF Shares had approximately $6.9 billion in net assets. For the year, the expense ratio was 0.07% ($0.70 per $1,000 of net assets), and the net investment income amounted to 1.78% of average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

Total Stock Market Index Fund ETF Shares
                                                                                                 Year Ended December 31,
                                                            --------------------------------------------------------------
                                                                 2006        2005        2004        2003           2002
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $123.25     $118.21     $106.81      $82.47        $105.80
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           2.303       2.053       1.893/1/    1.381          1.259
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 16.829       5.070      11.409      24.341        (23.337)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               19.132       7.123      13.302      25.722        (22.078)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (2.302)     (2.083)     (1.902)     (1.382)        (1.252)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (2.302)     (2.083)     (1.902)     (1.382)        (1.252)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $140.08     $123.25     $118.21     $106.81         $82.47
==========================================================================================================================
Total Return                                                   15.66%       6.10%      12.57%      31.43%        -20.94%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $6,885      $5,612      $4,259      $2,517         $1,290
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                   0.07%       0.07%       0.13%       0.15%          0.15%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                              1.78%       1.74%       1.79%/1/    1.54%          1.38%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate/2/                                                   4%         12%/3/       4%          2%             2%
==========================================================================================================================
1 Net investment income per share and the ratio of net investment income to average net assets include $0.259 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.
3 Includes activity related to a change in the Fund's target index.

Extended Market Index Fund ETF Shares
                                                                                                 Year Ended December 31,
                                                            --------------------------------------------------------------
                                                                 2006        2005        2004        2003           2002
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $90.40      $82.74      $70.37      $49.46         $60.99
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           1.338       1.063        .796        .608           .566
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 11.716       7.613      12.387      20.914        (11.561)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               13.054       8.676      13.183      21.522        (10.995)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.394)     (1.016)      (.813)      (.612)         (.535)
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --          --          --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (1.394)     (1.016)      (.813)      (.612)         (.535)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $102.06      $90.40      $82.74      $70.37         $49.46
==========================================================================================================================
Total Return                                                    14.46%      10.48%      18.75%     43.55%        -18.04%
==========================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             $409        $368        $231        $107            $30
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.08%       0.08%       0.20%       0.20%          0.20%
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                       1.39%       1.29%       1.12%       1.07%          1.04%
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(1)                                                   16%         27%(2)      17%          8%            17%
==========================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.
2 Includes activity related to a change in the Fund's target index.

Large-Cap Index Fund ETF Shares
                                                              Year Ended Dec. 31,  Jan. 27(1) to
                                                              -------------------       Dec. 31,
                                                                 2006        2005           2004
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $55.40      $52.99        $50.01
-----------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------
Net Investment Income                                           1.044        .873          .958(2)
-----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments          7.529       2.410         2.983
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                8.573       3.283         3.941
-----------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.053)      (.873)        (.961)
-----------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
-----------------------------------------------------------------------------------------------------
Total Distributions                                            (1.053)      (.873)        (.961)
=====================================================================================================
Net Asset Value, End of Period                                 $62.92      $55.40        $52.99
=====================================================================================================
Total Return                                                    15.61%       6.26%         8.00%
=====================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             $587        $178           $48
-----------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.07%       0.07%         0.12%(3,)
-----------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             1.87%       1.84%         2.00%(2,3)
-----------------------------------------------------------------------------------------------------
Turnover Rate(4)                                                    9%          9%            5%
=====================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.125 and 0.30% respectively, resulting from a special dividend from Microsoft Corp. in
  November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Mid-Cap Index Fund ETF Shares
                                                              Year Ended Dec. 31,  Jan. 26(1) to
                                                               ------------------       Dec. 31,
                                                                 2006        2005           2004
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $64.61      $57.32        $50.34
---------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------
Net Investment Income                                            .992        .785          .617
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments          7.851       7.258         7.044
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                8.843       8.043         7.621
---------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.973)      (.753)        (.641)
---------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
---------------------------------------------------------------------------------------------------
Total Distributions                                             (.973)      (.753)        (.641)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $72.48      $64.61        $57.32
===================================================================================================
Total Return                                                    13.69%      14.03%        15.16%
===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $1,582      $1,044           $58
---------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.13%       0.13%         0.18%(2)
---------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             1.52%       1.45%         1.30%(2)
---------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                   18%         18%           16%
===================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Small-Cap Index Fund ETF Shares
                                                              Year Ended Dec. 31,  Jan. 26(1) to
                                                               ------------------       Dec. 31,
                                                                 2006        2005           2004
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $59.59      $56.05        $50.65
---------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------
Net Investment Income                                            .836        .668          .585
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments          8.569       3.555         5.436
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                9.405       4.223         6.021
---------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.835)      (.683)        (.621)
---------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
---------------------------------------------------------------------------------------------------
Total Distributions                                             (.835)      (.683)        (.621)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $68.16      $59.59        $56.05
===================================================================================================
Total Return                                                    15.79%       7.53%        11.90%
===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             $670        $265          $186
---------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.10%       0.10%         0.18%(2)
---------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             1.31%       1.20%         1.19%(2)
---------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                   13%         18%           19%
===================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Value Index Fund ETF Shares
                                                              Year Ended Dec. 31,  Jan. 26(1) to
                                                               ------------------       Dec. 31,
                                                                 2006        2005           2004
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $57.14      $54.74        $50.34
---------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------
Net Investment Income                                           1.565       1.489         1.184
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments         11.016       2.392         4.437
---------------------------------------------------------------------------------------------------
Total from Investment Operations                               12.581       3.881         5.621
---------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.581)     (1.481)       (1.221)
---------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
---------------------------------------------------------------------------------------------------
Total Distributions                                            (1.581)     (1.481)       (1.221)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $68.14      $57.14        $54.74
===================================================================================================
Total Return                                                    22.28%       7.19%        11.37%
===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $1,646        $600          $406
---------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.11%       0.11%         0.15%(2)
---------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             2.58%       2.72%         2.46%(2)
---------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                   20%         21%           18%
===================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Mid-Cap Value Index Fund ETF Shares
                                                                 August 17/1/ to
                                                                     December 31,
                                                                            2006
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $51.00
-----------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------
Net Investment Income                                                      .373
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    5.661
-----------------------------------------------------------------------------------
Total from Investment Operations                                          6.034
-----------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.364)
-----------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-----------------------------------------------------------------------------------
Total Distributions                                                       (.364)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $56.67
===================================================================================
Total Return                                                              11.84%
===================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $46
-----------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.13%(2)
-----------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       2.63%(2)
-----------------------------------------------------------------------------------
Turnover Rate(3)                                                             16%
===================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Small-Cap Value Index Fund ETF Shares
                                                              Year Ended Dec. 31,  Jan. 26(1) to
                                                               ------------------       Dec. 31,
                                                                 2006        2005           2004
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $60.76      $58.31        $50.53
---------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------
Net Investment Income                                           1.380       1.174          .930
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments         10.391       2.443         7.818
---------------------------------------------------------------------------------------------------
Total from Investment Operations                               11.771       3.617         8.748
---------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (1.371)     (1.167)        (.968)
---------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
---------------------------------------------------------------------------------------------------
Total Distributions                                            (1.371)     (1.167)        (.986)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $71.16      $60.76        $58.31
===================================================================================================
Total Return                                                    19.40%       6.20%        17.34%
===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             $510        $188           $47
---------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.12%       0.12%         0.22%(2)
---------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             2.17%       2.07%         2.16%(2)
---------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                   25%         28%           30%
===================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Growth Index Fund ETF Shares
                                                              Year Ended Dec. 31,  Jan. 26(1) to
                                                               ------------------       Dec. 31,
                                                                 2006        2005           2004
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $53.52      $51.33        $50.64
---------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------
Net Investment Income                                            .535        .444          .609(2)
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments          4.323       2.206          .694
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                4.858       2.650         1.303
---------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.528)      (.460)        (.613)
---------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
---------------------------------------------------------------------------------------------------
Total Distributions                                             (.528)      (.460)        (.613)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $57.85      $53.52        $51.33
===================================================================================================
Total Return                                                     9.13%       5.20%         2.62%
===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $1,336        $324          $104
---------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.11%       0.11%         0.15%(3)
---------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             0.97%       0.86%   1.22%2, (3)
---------------------------------------------------------------------------------------------------
Turnover Rate(4)                                                   28%         23%           24%
===================================================================================================
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.269 and 0.55%, respectively, resulting from a special dividend from Microsoft Corp. in
  November 2004.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Mid-Cap Growth Index Fund ETF Shares
                                                                 August 17/1/ to
                                                                     December 31,
                                                                            2006
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $51.55
-----------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------
Net Investment Income                                                      .228
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                    3.783
-----------------------------------------------------------------------------------
Total from Investment Operations                                          4.011
-----------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.211)
-----------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-----------------------------------------------------------------------------------
Total Distributions                                                       (.211)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $55.35
===================================================================================
Total Return                                                               7.78%
===================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $22
-----------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.13%(2)
-----------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       1.13%(2)
-----------------------------------------------------------------------------------
Turnover Rate(3)                                                             20%
===================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Small-Cap Growth Index Fund ETF Shares
                                                              Year Ended Dec. 31,  Jan. 26(1) to
                                                               ------------------       Dec. 31,
                                                                 2006        2005           2004
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $58.47      $53.95        $50.77
---------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------
Net Investment Income                                            .262        .200          .091
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments          6.773       4.534         3.177
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                7.035       4.734         3.268
---------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                            (.265)      (.214)        (.088)
---------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                          --          --            --
---------------------------------------------------------------------------------------------------
Total Distributions                                             (.265)      (.214)        (.088)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $65.24      $58.47        $53.95
===================================================================================================
Total Return                                                    12.03%       8.77%         6.44%
===================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             $518        $206           $92
---------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                    0.12%       0.12%         0.22%(2)
---------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             0.41%       0.37%         0.15%(2)
---------------------------------------------------------------------------------------------------
Turnover Rate(3)                                                   40%         39%           41%
===================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.









Vanguard, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard ETF, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Sares from the fund only in Creation Unit-size aggregations.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

ETF Shares. A Class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index;" also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                     [Vanguard Ship Logo]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information

If you would like more information about Vanguard U.S. Stock ETFs, the following documents are available free upon request:


Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' ETF Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-942-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act file number: 811-2652

(C) 2007 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2
Vanguard Marketing Corporation, Distributor.

P961 042007

                                     PART B

                           VANGUARD/(R)/ INDEX FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 27, 2007


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated April 27, 2007). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS


DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-16
SHARE PRICE...........................................................B-17
PURCHASE AND REDEMPTION OF SHARES.....................................B-17
MANAGEMENT OF THE FUNDS...............................................B-19
INVESTMENT ADVISORY SERVICES..........................................B-34
PORTFOLIO TRANSACTIONS................................................B-36
PROXY VOTING GUIDELINES...............................................B-37
INFORMATION ABOUT THE ETF SHARE CLASS.................................B-42
FINANCIAL STATEMENTS..................................................B-49
LEGAL DISCLAIMER......................................................B-49



                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Index Funds (the Trust) was organized as a Pennsylvania business trust in 1975 and was reorganized as a Delaware statutory trust in July 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):



                                            SHARE CLASSES/1/
                                            -------------
FUND/2/                                         INVESTOR    ADMIRAL INSTITUTIONAL  SIGNAL      ETF
-------                                         --------    ------- -------------  ------      ---
Vanguard Total Stock Market Index Fund             Yes        Yes      Yes          Yes        Yes
Vanguard 500 Index Fund                            Yes        Yes       No          Yes        No
Vanguard Extended Market Index Fund                Yes        Yes      Yes          Yes        Yes
Vanguard Large-Cap Index Fund                      Yes        Yes      Yes          Yes        Yes
Vanguard Mid-Cap Index Fund                        Yes        Yes      Yes          Yes        Yes
Vanguard Small-Cap Index Fund                      Yes        Yes      Yes          Yes        Yes
Vanguard Value Index Fund                          Yes        Yes      Yes          Yes        Yes
Vanguard Mid-Cap Value Index Fund                  Yes        No        No          No         Yes
Vanguard Small-Cap Value Index Fund                Yes        No       Yes          No         Yes
Vanguard Growth Index Fund                         Yes        Yes      Yes          Yes        Yes
Vanguard Mid-Cap Growth Index Fund                 Yes        No        No          No         Yes
Vanguard Small-Cap Growth Index Fund               Yes        No       Yes          No         Yes
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.



 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS



 CUSTODIAN. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.



 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.



 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.



 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. For additional information about the conversion rights applicable to ETF Shares, please see "Information About the ETF Share Class."



 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.



 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.



TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.



 80% POLICY. Under normal circumstances, each Fund will invest at least 80% of its assets in stocks that make up its target index. In applying this 80% policy, assets will include net assets and borrowings for investment purposes.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.



 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.



 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."



 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.



 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.



 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 Vanguard ETF(TM) * Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.


---------
* U.S. Pat. No. 6,879,964 B2.



 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.



 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."



 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.



 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.



 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.



 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.



 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.



 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.



 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the

300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 INVESTMENT POLICIES RELATING TO THE SALE OF INVESTOR SHARES OF VANGUARD SMALL-CAP AND TOTAL STOCK MARKET INDEX FUNDS IN JAPAN. In connection with the offering of the Investor Shares of the Small-Cap and Total Stock Market Index Funds in Japan, the Funds have undertaken to the Japanese Securities Dealers Association that each Fund may not (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets; (2) together with other mutual funds managed by Vanguard, acquire more than 50% of the outstanding voting securities of any issuer; (3) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and (4) sell securities short at any time in excess of its net asset value.



 INVESTMENT POLICY RELATING TO THE SALE OF INVESTOR SHARES OF VANGUARD GROWTH AND VALUE INDEX FUNDS IN JAPAN. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 10% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of its net assets.



 If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (1) shares of the Fund are qualified for offer or sale in Japan and (2) the undertaking is required by the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.


                             INVESTMENT LIMITATIONS



Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of its net assets.



 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock index futures contracts, stock options, and options on stock index futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.



 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. From time to time, the Funds' board of trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.



 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.



 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.



 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.



 PUTS AND CALLS. Each Fund may not purchase or sell put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.



 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the1933 Act, in connection with the purchase and sale of portfolio securities.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. All investment limitations must comply with applicable regulatory requirements. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.



                                  SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                       PURCHASE AND REDEMPTION OF SHARES



PURCHASE OF SHARES (OTHER THAN ETF SHARES)



The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.



 EXCHANGE OF SECURITIES FOR SHARES OF A FUND. In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by an index fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.



 A fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the fund;
(2) the transaction will not cause the fund's weightings to become imbalanced with respect to the weightings of the securities included in the target index for an index fund; (3) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the fund's net assets immediately prior to the transaction.



 Investors interested in purchasing fund shares in kind should contact Vanguard.



REDEMPTION OF SHARES (OTHER THAN ETF SHARES)


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.



 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.



 The Funds do not charge a redemption fee. Shares redeemed may be worth more or less than what was paid for them depending on the market value of the securities held by the Fund.



RIGHT TO CHANGE POLICIES



Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.



 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



                            MANAGEMENT OF THE FUNDS


VANGUARD



Each Fund is part of the Vanguard group of investment companies, which consists of more than 140 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.



 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.



 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.


 As of December 31, 2006, each Fund had contributed capital to Vanguard as follows:




                                                        Capital        Percentage of       Percentage of
                                                   Contribution          Each Fund's          Vanguard's
Fund                                                to Vanguard   Average Net Assets      Capitalization
----                                                -----------   ------------------      --------------
Vanguard Total Stock Market Index Fund               $8,209,000                0.01%               8.21%
Vanguard 500 Index Fund                               7,047,000                0.01                7.04
Vanguard Extended Market Index Fund                   1,260,000                0.01                1.26
Vanguard Large-Cap Index Fund                            96,000                0.01                0.10
Vanguard Mid-Cap Index Fund                           1,767,000                0.01                1.77
Vanguard Small-Cap Index Fund                         1,355,000                0.01                1.35
Vanguard Value Index Fund                             1,020,000                0.01                1.02
Vanguard Mid-Cap Value Index Fund                         8,000                0.01               0.008
Vanguard Small-Cap Value Index Fund                     495,000                0.01                0.49
Vanguard Growth Index Fund                            1,229,000                0.01                1.23
Vanguard Mid-Cap Growth Index Fund                        5,000                0.01               0.005
Vanguard Small-Cap Growth Index Fund                    289,000                0.01                0.29

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.



 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of December 31, 2006, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.



 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2004, 2005, and 2006, and are presented as a percentage of each Fund's average month-end net assets.


                                                   ANNUAL SHARED FUND OPERATING EXPENSES
                                                (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                                -------------------------------------------
                                            FISCAL YEAR ENDED           FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND                                               12/31/2004                  12/31/2005                12/31/2006
----                                               ----------                  ----------                ----------
TOTAL STOCK MARKET INDEX FUND
Management and Administrative Expenses:                  .13%                        .11%                      .11%
Marketing and Distribution Expenses:                     .01                         .02                       .02

500 INDEX FUND
Management and Administrative Expenses:                  .15%                        .14%                      .12%
Marketing and Distribution Expenses:                     .01                         .02                       .02

EXTENDED MARKET INDEX FUND
Management and Administrative Expenses:                  .17%                        .15%                      .14%
Marketing and Distribution Expenses:                     .02                         .02                       .02

LARGE-CAP INDEX FUND
Management and Administrative Expenses:                  .06%                        .04%                      .05%
Marketing and Distribution Expenses:                     .02                         .02                       .02

MID-CAP INDEX FUND
Management and Administrative Expenses:                  .15%                        .14%                      .13%
Marketing and Distribution Expenses:                     .02                         .02                       .03

SMALL-CAP INDEX FUND
Management and Administrative Expenses:                  .17%                        .16%                      .14%
Marketing and Distribution Expenses:                     .02                         .02                       .02

VALUE INDEX FUND
Management and Administrative Expenses:                  .15%                        .13%                      .12%
Marketing and Distribution Expenses:                     .01                         .02                       .02

MID-CAP VALUE INDEX FUND
Management and Administrative Expenses:                  --                           --                       .14%
Marketing and Distribution Expenses:                     --                           --                       .02

SMALL-CAP VALUE INDEX FUND
Management and Administrative Expenses:                  .19%                        .19%                      .18%
Marketing and Distribution Expenses:                     .02                         .02                       .03

GROWTH INDEX FUND
Management and Administrative Expenses:                  .17%                        .16%                      .14%
Marketing and Distribution Expenses:                     .01                         .02                       .02

MID-CAP GROWTH INDEX FUND
Management and Administrative Expenses:                  --                           --                       .14%
Marketing and Distribution Expenses:                     --                           --                       .02

SMALL-CAP GROWTH INDEX FUND
Management and Administrative Expenses:                  .19%                        .18%                      .16%
Marketing and Distribution Expenses:                     .02                         .02                       .03


OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              147
(1954)                   Board, Chief                           Director (Trustee) of Vanguard, and each of the
                         Executive Officer,                     investment companies served by Vanguard.
                         and Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             147
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of the
                                                                Whitehead Institute for Biomedical Research.

Rajiv L. Gupta           Trustee              December 2001     Chairman and Chief Executive Officer of Rohm and Haas            147
(1945)                                                          Co. (chemicals); Board Member of American Chemistry
                                                                Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of
                                                                Drexel University and the Chemical Heritage Foundation.

Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          147
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Vanues (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004.

JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              147
(1950)                                                          Officer since 2006, Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.

Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    147
(1952)                                                          Harvard Business School; Senior Associate Dean,
                                                                Director of Faculty Recruiting, and Chair of Finance
                                                                Faculty, Harvard Business School; Director and
                                                                Chairman of Unx, Inc. (equities trading firm) since
                                                                2003; Chair of the Investment Committee of HighVista
                                                                Strategies LLC (private investment firm) since 2005;
                                                                Director of registered investement companies advised
                                                                by Merril Lynch Investment Managers and affiliates
                                                                (1985-2004), Genbel Securities Limited (South African
                                                                financial services firm) (1999-2003), Gensec Bank
                                                                (1999-2003), Sanlam Ltd. (South African insurance
                                                                company)(2001-2003), and Stockback, Inc.(credit card
                                                                firm)(2000-2002).

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.


                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                147
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             147
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines), and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Heidi Stam/1/            Secretary            July 2005         Managing Director of Vanguard since 2006; General                147
(1956)                                                          Counsel of Vanguard since 2005; Secretary of
                                                                Vanguard, and of each of the investment companies
                                                                served by Vanguard, since 2005; Principal of Vanguard
                                                                (1997-2006).

Thomas J. Higgins/1/     Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  147
(1957)                                                          investment companies served by Vanguard.

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.



 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2005 and 2006, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.



 Board Committees: Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.



 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.



 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                                  VANGUARD INDEX FUNDS
                                  TRUSTEES' COMPENSATION TABLE

                                            PENSION OR RETIREMENT               ACCRUED ANNUAL    TOTAL COMPENSATION
                                AGGREGATE        BENEFITS ACCRUED                   RETIREMENT     FROM ALL VANGUARD
                             COMPENSATION        AS PART OF THESE                   BENEFIT AT            FUNDS PAID
TRUSTEE                  FROM THESE FUNDS(1)      FUNDS' EXPENSES(1)            JANUARY 1,2006(2)        TO TRUSTEES(3)
-------                  ----------------         ---------------               --------------           -----------
John J. Brennan                        --                      --                           --                    --
Charles D. Ellis                  $37,886                      --                           --              $140,000
Rajiv L. Gupta                     36,803                      --                           --               136,000
Amy Gutmann(4)                     19,484                      --                           --                72,000
JoAnn Heffernan Heisen             37,886                   $ 692                       $2,365               140,000
Andre F. Perold                    37,886                      --                           --               140,000
Alfred M. Rankin, Jr.              41,200                   1,355                        4,634               152,250
J. Lawrence Wilson                 39,170                   1,970                        6,735               144,750
1    The amounts shown in this column are based on the Funds' fiscal year ended
     December 31, 2006. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2    Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
3    The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 145 Vanguard funds for the 2006 calendar year.
4    Dr. Gutmann became a member of the Funds' board effective June 2006.

OWNERSHIP OF FUND SHARES



All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2006.

                                                                                           AGGREGATE DOLLAR
                                                                         DOLLAR RANGE              RANGE OF
                                                                       OF FUND SHARES  VANGUARD FUND SHARES
FUND                                                NAME OF TRUSTEE  OWNED BY TRUSTEE      OWNED BY TRUSTEE
----                                                ---------------  ----------------      ----------------
VANGUARD TOTAL STOCK MARKET INDEX FUND              John J. Brennan     Over $100,000         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.     Over $100,000         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD 500 INDEX FUND                             John J. Brennan     Over $100,000         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta     Over $100,000         Over $100,000
                                                        Amy Gutmann     Over $100,000         Over $100,000
                                             JoAnn Heffernan Heisen     Over $100,000         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.     Over $100,000         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD EXTENDED MARKET INDEX FUND                 John J. Brennan  $50,001-$100,000         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann     Over $100,000         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.     Over $100,000         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD LARGE-CAP INDEX FUND                       John J. Brennan                --         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.                --         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD MID-CAP INDEX FUND                         John J. Brennan                --         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.                --         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000

                                                                                           AGGREGATE DOLLAR
                                                                         DOLLAR RANGE              RANGE OF
                                                                       OF FUND SHARES  VANGUARD FUND SHARES
FUND                                                NAME OF TRUSTEE  OWNED BY TRUSTEE      OWNED BY TRUSTEE
----                                                ---------------  ----------------      ----------------
VANGUARD SMALL-CAP INDEX FUND                       John J. Brennan                --         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.                --         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD VALUE INDEX FUND                           John J. Brennan                --         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.                --         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD SMALL-CAP VALUE INDEX FUND                 John J. Brennan                --         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.                --         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD GROWTH INDEX FUND                          John J. Brennan                --         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.                --         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000
VANGUARD SMALL-CAP GROWTH INDEX FUND                John J. Brennan     Over $100,000         Over $100,000
                                                   Charles D. Ellis                --         Over $100,000
                                                     Rajiv L. Gupta                --         Over $100,000
                                                        Amy Gutmann                --         Over $100,000
                                             JoAnn Heffernan Heisen                --         Over $100,000
                                                    Andre F. Perold                --         Over $100,000
                                              Alfred M. Rankin, Jr.                --         Over $100,000
                                                 J. Lawrence Wilson                --         Over $100,000

 As of March 31, 2007, the trustees and executive officers of the funds owned, in aggregate, less than 1% of each class of each fund's outstanding shares.


 As of March 31, 2007, those listed below owned of record 5% or more each class' outstanding shares:


 Vanguard 500 Index Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (7:00%); Vanguard 500 Index Fund--Admiral Shares: National Financial Services Corp., New York, NY (5.38%); Vanguard 500 Index Fund--Signal
Shares: The Consolidated Edison Thrift Savings Plan, New York, NY (19.13%), SAIC Retirement Plan, San Diego, CA (22.57%), Savings Plan of Saudi Aramco, Dhahran (10.41%), Georgia-Pacific LLC 401(k) Retirement Savings Plan, Atlanta, GA (21.32%), Georgia-Pacific LLC Hourly 401(k) Plan, Atlanta, GA (7.52%), The Consolidated Edison Thrift Savings Plan, New York, NY (9.73%); Vanguard Extended Market Index Fund---Investor Shares: Weyerhaeuser Company 401(k) Plan, Federal Way, WA (5.07%); Vanguard Extended Market Index Fund--Institutional Shares:
Mercer Trust Company Abbott Labs Stock Retirement Plan, Norwood, MA (7.36%), Fidelity Management Trust Company Hewlett-Packard Co. 401(k) Plan, Boston, MA (7.96%); Vanguard Extended Market Index Fund--Signal Shares: The Consolidated Edison Thrift Savings Plan, New York, NY (8.57%), Georgia-Pacific LLC 401(k) Retirement Savings Plan, Atlanta, GA (18.96%), Chevron Employee Savings Investment Plan, San Ramon, CA (59.01%); Vanguard Growth Index Fund--Investor
Shares: Charles Schwab & Co., Inc., San Francisco, CA (8.16%); Vanguard Growth Index Fund--Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (6.50%); Vanguard Growth Index Fund--Institutional Shares: Fidelity Investments, Covington, KY (9.14%), Deseret Mutual Benefit Admin., Salt Lake City, UT (5.23%), State Street Bank & Trust Co. Trustee BellSouth Master Savings Trust, Westwood, MA (8.52%), Fidelity Investments Institutional as agent for AstraZeneca, Covington, KY (5.98%), NY College Savings Program, Needham, MA (5.33%); Vanguard Large-Cap Index Fund--Institutional Shares: The Middlesex Hospital, Middletown, CT (21.08%), Middlesex Health Systems Inc., Middletown, CT (28.64%), Anbee & Company, Aurora, IL (11.21%), SEI Private Trust Company FBO Suntrust, Oaks, PA (27.14%), Wilmington Trust Company FBO Virginia United Methodists Pension and Related Benefits, Wilmington, DE (11.91%); Vanguard Mid-Cap Index Fund--Investor Shares: National Financial Services Corp., New York, NY (5.10%); Vanguard Mid-Cap Index Fund--Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (5.41%); Vanguard Mid-Cap Index Fund--Institutional
Shares: Fidelity Investments, Covington, KY (11.98%), National Financial Services, LLC, New York, NY (7.63%), NY College Savings Program, Needham, MA (5.22%); Vanguard Mid-Cap Index Fund--Signal Shares: SAIC Retirement Plan, San Diego, CA (100%); Vanguard Mid-Cap Growth Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (10.81%), Georgetown Memorial Hospital, Georgetown, SC (6.24%); Vanguard Mid-Cap Value Fund--Investor Shares: The Seeing Eye Inc., Morristown, NJ (5.32%); Vanguard Small-Cap Index Fund--Investor
Shares: Charles Schwab & Co., San Francisco, CA (8.65%); Vanguard Small-Cap Index Fund--Institutional Shares: Fidelity Investments, Covington, KY (9.25%), State of Utah Educational Savings Plan, Salt Lake City, UT (5.45%), NY College Savings Program, Needham, MA (5.48%); Vanguard Small-Cap Index Fund--Signal
Shares: SAIC Retirement Plan, San Diego, CA (38.5%), Georgia-Pacific LLC 401(k) Retirement Savings Plan, Atlanta, GA (46.10%), Georgia-Pacific LLC Hourly 401(k) Plan, Atlanta, GA (10.99%); Vanguard Small-Cap Growth Index Fund--Investor
Shares: Charles Schwab & Co., Inc., San Francisco, CA (5.93%), National Financial Services, LLC, New York, NY (6.38%); Vanguard Small-Cap Growth Index Fund--Institutional Shares: Harvey E. Wagner & Leslie K. Wagner, Incline Village, NV (5.15%), Fidelity Investments, Covington, KY (36.23%), Patterson & Co., Charlotte, NC (15.45%); Vanguard Small-Cap Value Index Fund--Institutional
Shares: Harvey E. Wagner & Leslie K. Wagner, Incline Village, NV (6.40%), Fidelity Investments, Covington, KY (5.56%), State Street Corporation Westinghouse Savannah River Co., Aiken, SC (13.65%), Sandler Family Supporting Foundation, San Francisco, CA (14.24%); Vanguard Large-Cap Index Fund--Investor
Shares: Vanguard STAR Fund Moderate Growth Portfolio, Malvern, PA (8.45%), Vanguard STAR Fund Growth Portfolio, Malvern, PA (10.83%), Vanguard Target Retirement 2035 Fund, Malvern, PA (5.80%), Vanguard Target Retirement 2015 Fund, Malvern, PA (6.05%), Vanguard Target Retirement 2025 Fund, Malvern, PA (7.69%); Vanguard Total Stock Market Index Fund--Signal Shares: Georgia-Pacific LLC 401(k) Retirement Savings Plan, Atlanta, GA (34.15%), Georgia-Pacific LLC Hourly 401(k) Plan, Atlanta, GA (10.80%), Chevron Employee Savings Investment Plan, San Ramon, CA (54.97%); Vanguard Value Index Fund--Investor Shares: Charles Schwab & Co., Inc., San Francisco, CA (7.42%); Vanguard Value Index Fund--Institutional
Shares: Fidelity Investments, Covington, KY (8.00%), Fidelity Investments as agent for Microsoft Savings Plus 401(k) Plan, Covington, KY (8.10%), NY College Savings Program, Needham, MA (10.94%).

 Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of March 31, 2007, the name and percentage ownership of DTC participants that owned a record 5% or more of the outstanding ETF Shares of a Fund were as follows:


 Vanguard Extended Market Index Fund--ETF Shares: Charles Schwab & Co., Inc. (14.87%), Goldman Sachs & Co. (5.62%), National Financial Services LLC (15.51%), Northern Trust Company (8.63%), Pershing LLC (14.30%); Vanguard Growth Index Fund--ETF Shares: Charles Schwab & Co., Inc. (9.30%), Citigroup Global Markets Inc. (9.47%), National Investor Services Corp. (9.05%), Pershing LLC (11.61%), State Street Bank and Trust Company (19.04%); Vanguard Large-Cap Index Fund--ETF
Shares: Charles Schwab & Co., Inc. (23.95%), Citigroup Global Markets Inc. (5.36%), National Financial Services LLC (11.37%), Pershing LLC (14.49%); Vanguard Mid-Cap Index Fund--ETF Shares: Bank of New York (34.46%, Charles Schwab & Co., Inc. (9.04%), National Financial Services LLC (6.90%), Pershing LLC (7.82%), State Street Bank and Trust Company (10.68%); Vanguard Mid-Cap Growth Index Fund--ETF Shares: Charles Schwab & Co., Inc. (9.56%), Citigroup Global Markets Inc. (11.28%), Goldman Sachs Execution & Clearing, L.P. (5.75%), Merrill Lynch, Pierce Fenner & Smith (7.98%), National Financial Services LLC (13.64%), Pershing LLC (6.12%), Scott & Stringfellow, Inc. (5.26%), Timber Hill LLC (8.08%), UBS Financial Services LLC (7.36%); Vanguard Mid-Cap Value Index Fund--ETF Shares: Charles Schwab & Co., Inc. (12.52%), Citigroup Global Markets Inc. (12.96%), Merrill Lynch, Pierce Fenner & Smith (9.97%), National Financial Services LLC (13.60%), National Investor Services Corp. (11.67%); Vanguard Small-Cap Index Fund--ETF Shares: Charles Schwab & Co., Inc. (12.71%), Citibank, N.A. (15.18%), National Financial Services LLC (8.67%), Pershing LLC (9.19%), State Street Bank and Trust Company (13.60%); Vanguard Small-Cap Growth Index Fund--ETF Shares: Charles Schwab & Co., Inc. (13.17%), Citibank, N.A. (8.54%), First Clearing, LLC (11.28%), National Financial Services LLC (6.11%), Pershing LLC (5.62%), State Street Bank and Trust Company (19.91%); Vanguard Small-Cap Value Index Fund--ETF Shares: Charles Schwab & Co., Inc. (14.39%), Citigroup Global Markets Inc. (6.13%), National Financial Services LLC (13.74%), Pershing LLC (16.48%), Wells Fargo Bank, National Association (5.12%); Vanguard Total Stock Market Index Fund--ETF Shares: Charles Schwab & Co., Inc. (24.10%), Citibank, N.A. (7.06%), National Financial Services LLC (15.25%), Pershing LLC (11.48%); Vanguard Value Index Fund--ETF Shares: Charles Schwab & Co., Inc. (11.78%), Citibank, N.A. (19.19%), Citigroup Global Markets Inc. (7.69%), National Financial Services LLC (7.11%), Pershing LLC (9.97%), State Street Bank and Trust Company (11.57%).





PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS



Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.



ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.



 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 As of December 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., State Street Investment Manager Solutions, Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.



 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of December 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS



An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF NON-MATERIAL INFORMATION



The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.



 As of December 31, 2006, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.



DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS


Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard index funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.


 Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on the American Stock Exchange (AMEX). Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.



 In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the AMEX, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the AMEX disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of an ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the AMEX and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.


 As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An AMEX specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the AMEX. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares' market price and the ETF Shares' underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the ETF Shares trade and their

NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.


 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW



Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.



PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS



No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES



The Funds receive all investment advisory services from Vanguard, through its Quantitative Equity Group. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal years ended December 31, 2004, 2005, and 2006, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:




FUND                                                         2004          2005           2006
----                                                         ----          ----           ----
Vanguard Total Stock Market Index Fund                   $125,000      $424,000       $783,000
Vanguard 500 Index Fund                                    78,000     1,128,000      1,174,000
Vanguard Extended Market Index Fund                       125,000       179,000        157,000
Vanguard Large-Cap Index Fund                              10,000        32,000         44,000
Vanguard Mid-Cap Index Fund                                78,000       161,000        194,000
Vanguard Small-Cap Index Fund                             125,000       179,000        162,000
Vanguard Value Index Fund                                  78,000       135,000        121,000
Vanguard Mid-Cap Value Index Fund                              --            --          3,000
Vanguard Small-Cap Value Index Fund                       125,000       150,000         82,000
Vanguard Growth Index Fund                                 78,000       174,000        152,000
Vanguard Mid-Cap Growth Index Fund                             --            --          1,000
Vanguard Small-Cap Growth Index Fund                      125,000       141,000         63,000




OTHER ACCOUNTS MANAGED



Michael H. Buek manages the 500 Index Fund, Small-Cap Index Fund, and Small-Cap Value Index Fund, which, as of December 31, 2006, collectively held assets of $138.1 billion. As of December 31, 2006, Mr. Buek managed four other registered investment companies with total assets of $18.4 billion and six other pooled investment vehicles with total assets of $4.0 billion.


 Donald M. Butler manages the Extended Market Index Fund, Mid-Cap Index Fund, and Mid-Cap Value Index Fund, which, as of December 31, 2006, collectively held assets of $30.8 billion. As of December 31, 2006, Mr. Butler managed three other registered investment companies with total assets of $66.6 billion and two other pooled investment vehicles with total assets of $2.6 billion.


 Ryan E. Ludt manages the Large-Cap Index Fund, which, as of December 31, 2006, held assets of $1.0 billion. As of December 31, 2006, Mr. Ludt managed six other registered investment companies with total assets of $3.8 billion and one other pooled investment vehicle with total assets of $3.0 billion.


 Gerard C. O'Reilly manages the Total Stock Market Index Fund, Value Index Fund, Growth Index Fund, Small-Cap Growth Index Fund, and Mid-Cap Growth Index Fund, which, as of December 31, 2006, collectively held assets of $112.1 billion. As of December 31, 2006, Mr. O'Reilly managed three other registered investment companies with total assets of $12.4 billion and three other pooled investment vehicles with total assets of $2.5 billion.



MATERIAL CONFLICTS OF INTEREST



At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.

 Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


DESCRIPTION OF COMPENSATION



Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2006, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.



 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the Index Funds, the performance factor depends on how closely the portfolio manager tracks the fund's benchmark index over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES



Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2006, Vanguard employees collectively invested $1.9 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.


 As of December 31, 2006, Mr. O'Reilly owned shares of the Total Stock Market Index Fund in the $100,001-$500,000 range. Except as noted in the previous sentence, as of December 31, 2006, the portfolio managers did not own any shares of the Index Funds they managed.



DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS


The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.

                             PORTFOLIO TRANSACTIONS



The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, and market data.


 As of December 31, 2006, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:




FUND                                                 REGULAR BROKER OR DEALER (OR PARENT)               AGGREGATE HOLDINGS
----                                                 ------------------------------------               ------------------
Vanguard Total Stock Market Index Fund               Banc of America Securities LLC                     $1,290,019,000
                                                     Goldman, Sachs & Co.                               791,293,000
                                                     J.P. Morgan Securities                             1,561,813,000
                                                     Merrill Lynch, Pierce Fenner & Smith Inc.          767,128,000
                                                     Morgan Stanley                                     803,488,000
Vanguard 500 Index Fund                              Banc of America Securities LLC                     2,234,886,000
                                                     Goldman, Sachs & Co.                               413,534,000
                                                     J.P. Morgan Securities                             895,146,000
                                                     Merrill Lynch, Pierce Fenner & Smith Inc.          417,360,000
                                                     Morgan Stanley                                     419,450,000
Vanguard Extended Market Index Fund                  ITG, Inc.                                          7,610,000
Vanguard Large-Cap Index Fund                        Banc of America Securities LLC                     18,066,000
                                                     Goldman, Sachs & Co.                               5,791,000
                                                     J.P. Morgan Securities                             12,535,000
                                                     Merrill Lynch, Pierce Fenner & Smith Inc.          5,845,000
                                                     Morgan Stanley                                     5,870,000
Vanguard Mid-Cap Index Fund                          --                                                  --
Vanguard Small-Cap Index Fund                        ITG, Inc.                                          13,863,000
Vanguard Value Index Fund                            Banc of America Securities LLC                     373,040,000
                                                     J.P. Morgan Securities                             258,849,000
                                                     Merrill Lynch, Pierce Fenner & Smith Inc.          120,684,000
                                                     Morgan Stanley                                     121,283,000
Vanguard Mid-Cap Value Index Index Fund              --                                                  --
Vanguard Small-Cap Value Index Fund                  --                                                  --
Vanguard Growth Index Fund                           Goldman, Sachs & Co.                               144,608,000
Vanguard Mid-Cap Growth Index Index Fund             --                                                  --
Vanguard Small-Cap Growth Index Fund                 ITG, Inc.                                          5,985,000

 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


 During the fiscal years ended December 31, 2004, 2005, and 2006, the Funds paid brokerage commissions in the following amounts:




FUND                                                       2004             2005             2006
----                                                       ----             ----             ----
Vanguard Total Stock Market Index Fund               $3,263,000       $6,715,000       $3,589,000
Vanguard 500 Index Fund                               2,944,000        1,485,000        2,150,000
Vanguard Extended Market Index Fund                   1,063,000        1,629,000        1,575,000
Vanguard Large-Cap Index Fund                            14,000           31,000           26,000
Vanguard Mid-Cap Index Fund                             860,000        1,274,000        1,462,000
Vanguard Small-Cap Index Fund                         1,314,000        1,425,000        1,447,000
Vanguard Value Index Fund                               289,000          324,000          447,000
Vanguard Mid-Cap Value Index Fund                            --               --           10,000
Vanguard Small-Cap Value Index Fund                     549,000          694,000          580,000
Vanguard Growth Index Fund                              574,000          413,000          560,000
Vanguard Mid-Cap Growth Index Fund                           --               --            6,000
Vanguard Small-Cap Growth Index Fund                    290,000          371,000          432,000




                            PROXY VOTING GUIDELINES



The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.



 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS



Good governance starts with a majority-independent board, whose key committees are composed entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.



 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board made up of a          Nominated slate results in board made up of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS



The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.



II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.



 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.


FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options, or other performance-linked grants.                             shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture




B. BONUS PLANS



Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.



C. EMPLOYEE STOCK PURCHASE PLANS



The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan make up less than 5% of the outstanding shares.



D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS



The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.



 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.




B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING



The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.



F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.



 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.



 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.



 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

                     INFORMATION ABOUT THE ETF SHARE CLASS



Vanguard Total Stock Market Index Fund, Vanguard Extended Market Index Fund, Vanguard Large-Cap Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Index Fund, Vanguard Value Index Fund, Vanguard Mid-Cap Value Index Fund, Vanguard Small-Cap Value Index Fund, Vanguard Growth Index Fund, Vanguard Mid-Cap Growth Index Fund, and Vanguard Small-Cap Growth Index Fund (the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.



 Each ETF Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.



 The ETF Shares have been approved for listing on the American Stock Exchange
(AMEX) and will trade on the AMEX at market prices that may differ from net asset value. There can be no assurance that, in the future, ETF Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's ETF Shares upon termination of the ETF Share class.



 As with any stock traded on an exchange, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES



Owners of conventional shares issued by an ETF Fund (Investor, Admiral, Signal, and Institutional Shares) may convert those shares into ETF Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same Fund. Similarly, ETF Shares of one Fund cannot be exchanged for ETF Shares of another Fund.



 NOTE FOR INVESTORS IN VANGUARD INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND:
Owners of shares issued by Vanguard Institutional Total Stock Market Index Fund CANNOT convert their shares into ETF Shares of Vanguard Total Stock Market Index Fund because the Funds are separate and distinct. Vanguard Institutional Total Stock Market Index Fund does not issue ETF Shares.


 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and ETF Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes. The Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker and the broker, in turn, will keep track of which ETF Shares belong to its customers. Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with
0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless he or she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.



 The conversion process works differently if the investor opts to hold ETF Shares through an account at Vanguard Brokerage Services (VBS/(R)/). If the investor converts his or her conventional shares to ETF Shares through VBS, all conventional shares for which he or she requests conversion will be converted into the equivalent amount of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of an ETF Fund into ETF Shares:

 - The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

 - The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

 - During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.

 - During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her ETF Shares.



BOOK ENTRY ONLY SYSTEM


Vanguard/ /Total Stock Market ETF, Vanguard Extended Market ETF, Vanguard Large-Cap ETF, Vanguard Mid-Cap ETF, Vanguard Small-Cap ETF, Vanguard Value ETF, Vanguard Mid-Cap Value ETF, Vanguard Small-Cap Value ETF, Vanguard Growth ETF, Vanguard Mid-Cap Growth ETF, and Vanguard Small-Cap Growth ETF are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX, and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).


 Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares.

 Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to DTC or its nominee as the registered holder of all ETF Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.



 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; or payments made on account of beneficial ownership interests in such ETF Shares; or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests; or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which ETF Shares may be listed).


PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS


The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.


 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT


The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.


 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the ETF Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the ETF Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).



 Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each ETF Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of an ETF Fund until such time as the next-announced Fund Deposit composition is made available. Each ETF Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS



To be eligible to place orders with the Distributor and to purchase Creation Units from an ETF Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed a Participant Agreement with the Funds' Distributor governing the purchase and redemption of Creation Units. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.



 An Authorized Participant may place an order to purchase (or redeem) Creation Units of an ETF Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or
(2) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the CNS system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.


 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.


 Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

 Neither the Trust, the ETF Fund, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).



 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS


For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.


 An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if
(1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.


PLACEMENT OF PURCHASE ORDERS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 ETF Funds may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, an additional cash deposit in an amount determined by the Fund.


REJECTION OF PURCHASE ORDERS


Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, a ETF Fund will reject a purchase order if:

- the order is not in proper form;


- the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the ETF Fund;


- the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;


- acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund;


- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the ETF Fund, the Transfer Agent, the Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.



 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The ETF Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.


TRANSACTION FEE ON PURCHASES OF CREATION UNITS



Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee is $500 for all U.S. Stock Index ETF Shares regardless of how many Creation Units are purchased. An additional charge may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the U.S. Stock Index ETF Shares are as follows:




Vanguard Total Stock Market ETF     $10,821
Vanguard Extended Market ETF          9,787
Vanguard Large-Cap ETF                2,568
Vanguard Mid-Cap ETF                  1,746
Vanguard Small-Cap ETF                5,269
Vanguard Value ETF                    1,636
Vanguard Mid-Cap Value ETF            1,212
Vanguard Small-Cap Value ETF          3,190
Vanguard Growth ETF                   1,661
Vanguard Mid-Cap Growth ETF           1,154
Vanguard Small-Cap Growth ETF         3,085



 When an ETF Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the ETF Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.



REDEMPTION OF ETF SHARES IN CREATION UNITS



ETF Shares may be redeemed only in Creation Units; an ETF Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.


 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the ETF Fund, rather than receiving such amount from the Fund.

 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If an ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.



TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS



Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions effected through the Clearing Process, the transaction fee is $500 for all U.S. Stock Index ETF Shares, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the previous table.



 When an ETF Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS



An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.



PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of ETF Shares directly through DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the ETF Fund's custodian does not receive the required number of ETF Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Custodian on such Transmittal Date.


 Each of the ETF Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF

Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).


 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.


                              FINANCIAL STATEMENTS



Each Fund's Financial Statements for the fiscal year ended December 31, 2006, appearing in the Funds' 2006 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                                LEGAL DISCLAIMER



EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.



 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.



                                                                   SAI040 042007